Registration No. 333-96461 and 811-9813
        As filed with the Securities and Exchange Commission on October 28, 2005

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                  Pre-Effective Amendment No.
                                                  ----

                  Post-Effective Amendment No.      9

                                     and/or

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                  Amendment No.      10
                                    ----

                        (Check appropriate box or boxes)


                                 UMB SCOUT FUNDS
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                   1010 Grand Boulevard, Kansas City, MO 64106
--------------------------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (816) 860-7000
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             (Registrant's Telephone Number, including Area Code)

                   LAWRENCE A. KNECHT, ESQ., UMB BANK, N.A.,
                  1010 GRAND BOULEVARD, KANSAS CITY, MO 64106
--------------------------------------------------------------------------------
               (Name and Address of Agent for Service of Process)

                                 With Copies to:

                                BARBARA J. DEMMER
                             UMB Fund Services, Inc.
                        803 West Michigan Street, Suite A
                               Milwaukee, WI 53233

                             MICHAEL P. O'HARE, ESQ.
                      Stradley, Ronon, Stevens & Young, LLP
                            2600 One Commerce Square
                             Philadelphia, PA 19103

Approximate Date of Proposed Public Offering:
                                               ---------------------------------

It is proposed that this filing will become effective (check appropriate box):

              [X] immediately upon filing pursuant to paragraph (b) of Rule 485

              [ ] on April 1, 2005 pursuant to paragraph (b) of Rule 485

              [ ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485

              [ ] on (date) pursuant to paragraph (a)(1) of Rule 485

              [ ] 75 days after filing pursuant to paragraph (a)(2) of Rule 485

              [ ] on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

              [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

UMB SCOUT FUNDS
PROSPECTUS

OCTOBER 31, 2005

Stock Fund (UMBSX)
Growth Fund (UMBOX)
Small Cap Fund (UMBHX)
WorldWide Fund (UMBWX)
Bond Fund (UMBBX)
Kansas Tax-Exempt Bond Fund (UMBKX)
Money Market Fund - Federal Portfolio UMFXX)
Money Market Fund - Prime Portfolio (UMPXX)
Tax-Free Money Market Fund - (UMTXX)

SHARES OF THE FUNDS HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE
SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED ON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

OPPORTUNITY BEYOND TOMORROW

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THE UMB SCOUT FUNDS PRIVACY POLICY
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The  UMB  Scout  Funds  are  committed  to  the  belief  that   maintaining  the
confidentiality of our shareholders' information is at the core of our relationship with our shareholders. We promise that we will protect your confidential information as set forth in this Privacy Policy.

INFORMATION WE COLLECT

The UMB Scout Funds collect and retain information about you only when we reasonably believe that the information will assist us in managing your accounts. One of the main reasons we collect certain information is to protect your account and to identify you when we conduct transactions for you. The information will also be used to comply with certain laws and regulations that may apply to us and to help us understand your financial needs as we design or improve our products and services. We will also use your information to administer your account and transactions and to provide you with products and services that will best assist you. We collect nonpublic personal information about you from the following sources:

     o your application or other forms, correspondence or conversations (examples include name, date of birth, address and Social Security Number); and

     o your transactions with us (examples include account activity and balances).


INFORMATION WE DISCLOSE

We understand that you expect the personal information you have entrusted to us to be handled with great care. We may share nonpublic personal information with our affiliates when processing transactions or managing accounts on your behalf. The types of affiliated third parties with whom we share information include investment advisors and Transfer Agents. This includes information such as name, address, Social Security Number, account activity and account balances.

The UMB Scout Funds do not disclose nonpublic personal information about our shareholders to nonaffiliated third parties, except as permitted by applicable law. In compliance with applicable laws, we may share nonpublic personal information with nonaffiliated third parties that perform services on our behalf or to other financial institutions with which we have joint marketing agreements. In all cases, your information is strictly protected. Each agreement requires that service providers keep the information strictly confidential and use it only for the purpose for which it was intended. We may also provide information in response to a subpoena, to prevent fraud or to comply with an inquiry by a government agency or regulator.

The personal information of former shareholders is treated in the same manner as the information of current shareholders.

CONFIDENTIALITY AND SECURITY

The UMB Scout Funds restrict access to nonpublic personal information about you to those employees who need to know the information in order to provide products and services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

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

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PROSPECTUS                                                      OCTOBER 31, 2005

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                                                        TOLL-FREE 1-800-996-2862

UMB SCOUT STOCK FUND             UMB SCOUT KANSAS TAX-EXEMPT BOND FUND*
UMB SCOUT GROWTH FUND            UMB SCOUT MONEY MARKET FUND - FEDERAL PORTFOLIO
UMB SCOUT SMALL CAP FUND         UMB SCOUT MONEY MARKET FUND - PRIME PORTFOLIO
UMB SCOUT WORLDWIDE FUND         UMB SCOUT TAX-FREE MONEY MARKET FUND
UMB SCOUT BOND FUND              * Available only to residents of Kansas and
                                   Missouri.


INVESTMENT ADVISOR:              DISTRIBUTOR:
SCOUT INVESTMENT ADVISORS, INC.  UMB DISTRIBUTION SERVICES, LLC
Kansas City, Missouri            Milwaukee, Wisconsin

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TABLE OF CONTENTS
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                                                                            PAGE

INFORMATION ABOUT THE FUNDS
  Investment Objectives and Principal Investment Strategies....................2
  Principal Risk Factors.......................................................7
  Past Performance.............................................................9
  Fees and Expenses...........................................................14

  Investment Advisor and Portfolio Managers...................................16

  Financial Highlights........................................................18

BUYING, SELLING AND EXCHANGING SHARES
Before You Invest.............................................................23
Buying Shares.................................................................24
Selling Shares................................................................27
Exchanging Shares.............................................................29
Special Features and Services.................................................31
Other Shareholder Information.................................................32
Dividends, Distributions and Taxes............................................32

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
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INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         UMB SCOUT FUND                           INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
UMB SCOUT STOCK FUND                     Long-term growth of capital and income.
UMB SCOUT WORLDWIDE FUND
--------------------------------------------------------------------------------
UMB SCOUT GROWTH FUND                    Long-term growth of capital.
UMB SCOUT SMALL CAP FUND
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UMB SCOUT BOND FUND                      Maximum current income consistent with
                                         quality and maturity standards.
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UMB SCOUT KANSAS TAX-EXEMPT BOND FUND    Current income exempt from regular
                                         federal income tax and Kansas state
                                         personal income tax.
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UMB SCOUT MONEY MARKET FUND -            Maximum income consistent with safety
  FEDERAL PORTFOLIO                      of principal and liquidity.
UMB SCOUT MONEY MARKET FUND -
  PRIME PORTFOLIO
--------------------------------------------------------------------------------
UMB SCOUT TAX-FREE MONEY MARKET FUND     Highest level of income exempt from
                                         federal income tax consistent with
                                         quality and maturity standards.
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES:

Each Fund's investment objective may be changed by the Board without shareholder approval. If the Board approves a change in a Fund's investment objective, shareholders will be given advance notice of the change. Each Fund intends to pursue its objective by investing as described below and will dispose of portfolio holdings any time that the Fund's investment advisor, Scout Investment Advisors, Inc. (the "Advisor"), believes that they are no longer suitable for achieving the Fund's objective. The principal risk factors associated with each Fund are noted in each case and are described in more detail in the Principal Risk Factors section.

UMB SCOUT STOCK FUND
--------------------------------------------------------------------------------
OBJECTIVE: LONG-TERM GROWTH OF CAPITAL AND INCOME.
PRINCIPAL RISKS: MARKET RISKS, VALUE INVESTING RISKS.
--------------------------------------------------------------------------------
To pursue its objective, the Fund invests in a diversified portfolio consisting primarily of common stocks. The Fund normally invests at least 80% of its net assets in common stocks. Any change in this 80% policy approved by the Board may not take effect until shareholders have received written notice of the change at least sixty days before it occurs. Current yield is also a consideration for the Fund.


HOW DOES THE FUND CHOOSE SECURITIES IN WHICH TO INVEST? In selecting securities for the Fund, the Advisor initially applies a "top-down" approach, focusing on an analysis of prevailing economic, political and market conditions, and forming an opinion as to which economic sectors have the best prospects in view of those conditions. Once desirable sectors or industries are identified, the Advisor applies a "bottom-up" fundamental approach that focuses on the fundamental financial characteristics and condition of each company being considered for investment. The Fund will generally invest in equity securities that the Advisor believes are undervalued and have above-average ability to increase their earnings, cash flow and dividend streams. These stocks often have above-average dividend yields. The Advisor seeks to identify and invest in companies with one or more of the following characteristics:

     o    strong business fundamentals and prospects

     o    financial strength, including excess cash and/or manageable debt

     o    conservative accounting practices

     o    potential for excess cash flow and strong earnings

     o attractive prices in relation to expected earnings or book value, whether due to negative market sentiments, short-term set backs, or other reasons

--------------------------------------------------------------------------------
The shares offered by this Prospectus are not deposits or obligations of, nor guaranteed by, UMB Bank, n.a. or any other banking institution. They are not federally insured by the Federal Deposit Insurance Corporation or any other United States government agency. These shares involve investment risks, including the possible loss of the principal invested.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                      UMB SCOUT FUNDS PROSPECTUS

--------------------------------------------------------------------------------

The Advisor favors a "buy and hold" approach to common stock investing, and therefore the Fund tends to hold individual common stocks for longer-term periods. The Advisor believes that the intrinsic worth and fundamental value of most well-managed companies do not change rapidly, although there may be wide variations in a company's stock price. A "buy and hold" approach also reduces portfolio turnover, which can lower transaction costs and may result in lower taxes for investors.

If the Advisor believes that negative economic or market conditions make it difficult to achieve growth of capital through common stock investments, the Fund may seek to earn income by investing a higher percentage of its assets in dividend-paying common stocks. The Fund may also invest a portion of its net assets (up to 20%) in preferred stocks, fixed-income securities convertible into common stocks, high-grade bonds or other investments that may provide income, including cash and money market securities.

The Fund intends to hold some cash, short-term debt obligations, government securities or other high-quality investments for reserves to cover redemptions and unanticipated expenses. There may be times, however, when the Fund attempts to respond to adverse market, economic, political or other conditions by investing up to 100% of its assets in cash or in those types of money market investments for temporary defensive purposes. During those times, the Fund will not be able to pursue its investment objective and, instead, will focus on preserving your investment.

UMB SCOUT GROWTH FUND (FORMERLY KNOWN AS UMB SCOUT STOCK SELECT FUND)
--------------------------------------------------------------------------------
OBJECTIVE: LONG-TERM GROWTH OF CAPITAL.
PRINCIPAL RISKS: MARKET RISKS, GROWTH INVESTING RISKS.
--------------------------------------------------------------------------------
To pursue its objective, the Fund invests in a diversified portfolio consisting primarily of common stocks. The Fund normally invests in companies believed to have favorable growth potential and financial characteristics, combined with an attractive or undervalued stock price.

HOW DOES THE FUND CHOOSE SECURITIES IN WHICH TO INVEST? In selecting securities for the Fund, the Advisor applies a "top-down" approach, focusing initially on an analysis of prevailing economic, political and market conditions. Securities are also selected based on the Advisor's opinion as to which economic sectors have the best prospects in view of those conditions. Once desirable sectors or industries are identified, the Fund buys stock of companies that the Advisor believes have above-average ability to increase their earnings and sales. The Fund's Advisor believes that a company exhibiting the greatest potential for profitability and growth possesses superior characteristics, which can be derived from the following fundamental growth screens:

     o    Five-year historical growth in earnings per share

     o    Consistency of earnings per share growth

     o    Growth in sales

     o    Return on equity

     o    Debt to total capitalization

The Fund may also invest a portion of its assets (up to 20%) in preferred stocks, fixed-income securities convertible into common stocks, high-grade bonds or other investments that may provide income, including cash and money market securities.

The Fund intends to hold some cash, short-term debt obligations, government securities or other high-quality investments for reserves to cover redemptions and unanticipated expenses. There may be times, however, when the Fund attempts to respond to adverse market, economic, political or other conditions by investing up to 100% of its assets in cash or in those types of money market investments for temporary defensive purposes. During those times, the Fund will not be able to pursue its investment objective and, instead, will focus on preserving your investment.



UMB SCOUT SMALL CAP FUND
--------------------------------------------------------------------------------------------------
OBJECTIVE: LONG-TERM GROWTH OF CAPITAL.
PRINCIPAL RISKS: MARKET RISKS, SMALL COMPANY RISKS, GROWTH INVESTING RISKS, VALUE INVESTING RISKS.
--------------------------------------------------------------------------------------------------


The Fund pursues its objective by investing, under normal circumstances, at least 80% of its net assets in equity securities (mostly common stocks) of smaller companies located anywhere in the United States. Any change in this 80% policy approved by the Board may not take effect until shareholders have received written notice of the change at least sixty days before it occurs. Smaller companies are those with a market capitalization (share price multiplied by the number of shares outstanding) of $1.8 billion or less at the time of purchase. The Fund maintains a portfolio of investments diversified across different companies and economic sectors and normally holds between 25 and 50 equity positions.

HOW DOES THE FUND CHOOSE SECURITIES IN WHICH TO INVEST? The Fund's Advisor normally invests the Fund's assets in a diversified portfolio of equity securities (common stocks, preferred stocks, or securities convertible or exchangeable into common stocks) that are selected based upon the Advisor's perception of their above-average potential for long-term growth of capital. Specifically, from a fundamental

-------------------------------------------------------------------------------

OCTOBER 31, 2005

--------------------------------------------------------------------------------

aspect, the Advisor looks for companies that possess strong balance sheets and, over a business cycle, produce free cash flow. Further, the Advisor seeks companies where there are catalysts for growth in the cash flow stream. In addition, the Advisor examines the technical characteristics of the company's stock, seeking to find the characteristics which typically accompany a developing uptrend in the stock's price. While trying to maximize the growth potential of the Fund's portfolio of investments, the Advisor also seeks to obtain securities for the Fund that are selling at a reasonable valuation in view of their expected growth rate.

The Fund intends to hold some cash, short-term debt obligations, government securities or other high-quality investments for reserves to cover redemptions and unanticipated expenses. There may be times, however, when the Fund attempts to respond to adverse market, economic, political or other conditions by investing up to 100% of its assets in cash or those types of money market investments for temporary defensive purposes. During those times, the Fund will not be able to pursue its investment objective and, instead, will focus on preserving your investment.


UMB SCOUT WORLDWIDE FUND
--------------------------------------------------------------------------------
OBJECTIVE: LONG-TERM GROWTH OF CAPITAL AND INCOME.
PRINCIPAL RISKS: MARKET RISKS, INTERNATIONAL RISKS.
--------------------------------------------------------------------------------

The Fund normally pursues its objective by investing in a diversified portfolio consisting primarily of equity securities of established companies either located outside the United States or whose primary business is carried on outside the United States. Equity securities include common stocks and depositary receipts (receipts typically issued by banks or trust companies representing ownership interests of securities issued by foreign companies). The Fund normally invests at least 80% of its net assets in equity securities as described above.

HOW DOES THE FUND CHOOSE SECURITIES IN WHICH TO INVEST? In selecting securities for the Fund, the Advisor applies a "top-down" approach, looking first at the economic, political and market conditions of the various countries in which the Fund may invest. Securities are also selected based on the Advisor's opinion as to which economic sectors have the best prospects in view of prevailing global, domestic and local economic conditions. The Fund primarily invests in securities of seasoned companies that are known for the quality and acceptance of their products or services and for their ability to generate profits and/or dividends. Seasoned companies are considered to be companies that have been in existence for at least three years.

The Fund will attempt to generate a favorable total return consisting of interest, dividend and other income, if any, and appreciation in the value of the Fund's securities by investing in equity securities which, in the opinion of the Advisor, offer good growth potential and in many cases pay dividends. The Advisor will look at such factors as the company's assets, personnel, sales, earnings and location of its corporate headquarters to determine the value of the company as well as whether more than 50% of such assets, personnel, sales or earnings are located outside the United States and therefore whether the company's primary business is carried on outside the United States.

The Fund's Advisor believes the intrinsic worth and consequent value of the stock of most well-managed and successful companies usually do not change rapidly, even though wide variations in the price may occur. So normally, long-term positions in stocks will be taken and maintained while the company's record and prospects continue to meet with the Advisor's approval.

Generally, the Fund does not intend to invest more than 25% of its net assets in any one country and intends to diversify investments among industries and among a number of countries throughout the world. However, the Fund may temporarily invest a substantial portion of its assets in one or more countries if economic and business conditions warrant such investment. The Fund will invest no more than 20% of its net assets in investments in developing countries.

If the Advisor believes negative economic or market conditions make it more difficult to achieve growth of capital, the Fund may seek to earn income by investing a higher percentage of its assets in dividend-paying stocks. The Fund may also invest a portion of its net assets (up to 20%) in preferred stocks, high-grade bonds, fixed-income securities convertible into common stocks, or other investments that may provide income, including cash and money market securities. In such cases, the Fund will resume investing primarily in equity securities when conditions warrant.

The Fund may purchase foreign currencies and/or engage in forward foreign currency transactions in order to expedite settlement of portfolio transactions and to seek to minimize currency value fluctuations. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days, agreed upon by the parties, from the date of the contract, at a price set at the time of the contract.

The Fund will not engage in forward foreign currency exchange contracts for speculative purposes. Rather, the Fund's dealings in forward foreign currency exchange contracts will be limited to hedging involving either specific transactions or portfolio positions. The contracts may be bought or sold to protect the Fund, to some degree, from a possible loss resulting from an adverse change in relationship between foreign currencies and the United States dollar. Although such contracts may minimize the risk of loss due to a decline in value of the hedged currency, they may limit any potential gain which may result should the value of such currency increase.

--------------------------------------------------------------------------------
                                                      UMB SCOUT FUNDS PROSPECTUS

--------------------------------------------------------------------------------

The Fund intends to hold some cash, short-term debt obligations, government securities or other high-quality investments for reserves to cover redemptions and unanticipated expenses. There may be times, however, when the Fund attempts to respond to adverse market, economic, political or other conditions by investing up to 100% of its assets in cash or in those types of investments for temporary defensive purposes. During those times, the Fund will not be able to pursue its investment objective and, instead, will focus on preserving your investment.



UMB SCOUT BOND FUND
---------------------------------------------------------------------------------
OBJECTIVE: MAXIMUM CURRENT INCOME CONSISTENT WITH QUALITY AND MATURITY STANDARDS.
PRINCIPAL RISKS: FIXED-INCOME RISKS AND MORTGAGE -BACKED SECURITIES RISKS.
---------------------------------------------------------------------------------

The Fund normally pursues its objective by investing at least 80% of its net assets in a diversified portfolio of fixed-income obligations. Any change in this 80% policy approved by the Board may not take effect until shareholders have received written notice of the change at least sixty days before it occurs. The Advisor may also consider total return when selecting investments for the Fund.

HOW DOES THE FUND CHOOSE SECURITIES IN WHICH TO INVEST? The Fund normally invests at least 80% of its assets in fixed-income instruments issued by the United States government and its agencies, or corporations or other business organizations. The Fund also invests in mortgage-backed securities. The Fund's investments in securities issued by corporations or other business entities will be rated at the time of purchase within the top three classifications of Moody's Investor Service, Inc. ("Moody's") (Aaa, Aa and A) or Standard & Poor's(R) Ratings Group ("S&P(R)") (AAA, AA, A).

The overall weighted average maturity of the Fund normally will be three to seven years, although the Fund may purchase individual obligations of 20 years or longer to maturity. The Advisor may adjust the overall weighted average maturity when economic or market conditions make it desirable and the adjustment is in the best interest of shareholders.

The Fund intends to hold some cash, short-term debt obligations, government securities or other high-quality investments for reserves to cover redemptions, unanticipated expenses and to provide portfolio flexibility. There may be times, however, when the Fund attempts to respond to adverse market, economic, political or other conditions by investing up to 100% of its assets in cash or those types of investments for temporary defensive purposes. During those times, the Fund will not be able to pursue its investment objective and, instead, will focus on preserving your investment.


UMB SCOUT KANSAS TAX-EXEMPT BOND FUND
-------------------------------------------------------------------------------------------------------
OBJECTIVE: CURRENT INCOME EXEMPT FROM REGULAR FEDERAL INCOME TAX AND KANSAS STATE PERSONAL INCOME TAX.
PRINCIPAL RISKS: FIXED-INCOME RISKS, GEOGRAPHIC RISKS, NON-DIVERSIFICATION RISKS, MUNICIPAL RISKS.
-------------------------------------------------------------------------------------------------------

This Fund is only available to residents of Kansas and Missouri. (There are no state tax benefits for residents of Missouri.) The Fund pursues its objective by investing at least 80% of its net assets in municipal bonds or debt instruments, the interest on which is exempt from regular federal income tax and Kansas state personal income tax. This 80% policy is fundamental, which means that it cannot be changed by the Board without first obtaining shareholder approval. The Advisor may also consider total return when selecting investments for the Fund.

HOW DOES THE FUND CHOOSE SECURITIES IN WHICH TO INVEST? Under normal conditions, the Fund invests its assets primarily in obligations issued by the state of Kansas or its political subdivisions. These obligations may include municipal bonds, notes and commercial paper of varying maturities issued by a state or local government or municipality for a wide variety of both public and private purposes. These instruments can be classified as general obligation or revenue bonds, or bond anticipation, tax anticipation and revenue anticipation notes. The Fund generally will invest in securities that, at the time of purchase, are within the top three classifications of Moody's, S&P(R) or Fitch Investor's Services ("Fitch"). In addition, the credit quality of unrated securities at the time of purchase generally will be, in the opinion of the Advisor, at least equivalent to an A rating by Moody's, S&P(R) or Fitch. Securities that are subsequently downgraded to non-investment grade may continue to be held by the Fund until they can be disposed of in a reasonable manner.

The Fund is classified as a "non-diversified" investment company. This means the Fund is likely to invest a greater percentage of its assets in a single issuer than a diversified investment company.

The overall weighted average maturity of the Fund normally will be between five to ten years, although the Fund may purchase individual obligations of 20 years or longer to maturity. The Advisor may adjust the overall weighted average maturity when economic or market conditions make it desirable and in the best interest of shareholders.

Normally, the Fund will invest up to 20% of its net assets in short-term municipal securities, although the Fund may invest up to 100% as a temporary defensive measure in response to adverse market conditions. During those times, the Fund will not be able to pursue its investment objective, and instead, will focus on preserving your investment.

--------------------------------------------------------------------------------
OCTOBER 31, 2005

UMB SCOUT MONEY MARKET FUND - FEDERAL PORTFOLIO
AND UMB SCOUT MONEY MARKET FUND - PRIME PORTFOLIO
--------------------------------------------------------------------------------
OBJECTIVE: MAXIMUM INCOME CONSISTENT WITH SAFETY OF PRINCIPAL AND LIQUIDITY. PRINCIPAL RISKS: FIXED-INCOME RISKS.
--------------------------------------------------------------------------------

The Funds pursue their objective by investing in high-quality, short-term debt instruments. The UMB Scout Money Market Fund - Federal Portfolio ("Federal Portfolio") only invests in United States government securities, while the UMB Scout Money Market Fund - Prime Portfolio ("Prime Portfolio") invests in United States government securities and may also invest in other money market securities. Each Fund seeks to maintain a constant net asset value of $1.00 per share. Each Fund will maintain a weighted average maturity of 90 days or less.

HOW DO THE FUNDS CHOOSE SECURITIES IN WHICH TO INVEST? The Funds select only high-quality, short-term obligations in which to invest. Examples of these securities follow.

FEDERAL PORTFOLIO -- Only invests in the following United States government securities:

     o Direct obligations of the United States government, such as Treasury bills, notes and bonds.

     o Obligations of United States government agencies and instrumentalities which are secured by the full faith and credit of the United States Treasury; or which are secured by the right of the issuer to borrow from the Treasury; or are supported by the credit of the government agency or instrumentality itself.

     The Federal Portfolio may also invest in the above types of securities subject to repurchase agreements entered into with the seller of the issues.

PRIME PORTFOLIO -- In addition to the securities eligible for purchase by the Federal Portfolio described above, the Prime Portfolio may also invest in:

     o Domestic short-term obligations issued by larger United States commercial banks and Savings and Loan Associations which are members of the Federal Deposit Insurance Corporation, or holding companies of such banks and savings and loans.

     o    Short-term   obligations  issued  by  companies  that  meet  the  high
          credit-quality standards of the Prime Portfolio.

Investments in the UMB Scout Money Market Fund - Federal Portfolio and UMB Scout Money Market Fund - Prime Portfolio are not deposits in UMB Bank, n.a. or its affiliates and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although each Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

UMB SCOUT TAX-FREE MONEY MARKET FUND
-----------------------------------------------------------------------------------------------------------------
OBJECTIVE: HIGHEST LEVEL OF INCOME EXEMPT FROM FEDERAL INCOME TAX CONSISTENT WITH QUALITY AND MATURITY STANDARDS.
PRINCIPAL RISKS: FIXED-INCOME RISKS, MUNICIPAL RISKS, TAX RISKS.
-----------------------------------------------------------------------------------------------------------------

In addition to its stated investment objective, the UMB Scout Tax-Free Money Market Fund further seeks to maintain a stable net asset value of $1.00 per share.

HOW DOES THE FUND CHOOSE SECURITIES IN WHICH TO INVEST? As a tax-free money market fund, the Fund invests primarily in high-quality, short-term debt obligations that are exempt from federal income tax. Normally, the Fund will invest at least 80% of its net assets in securities that are exempt from federal income tax. This 80% policy is fundamental, which means that it cannot be changed by the Board without first obtaining shareholder approval. The Fund may invest any remaining balance in taxable money market instruments, on a temporary basis, when the Advisor believes it is in the best interest of shareholders. Such taxable instruments include obligations of the United States government, its agencies and instrumentalities; certain certificates of deposit and bankers acceptances; or certain commercial paper.

An investment in the UMB Scout Tax-Free Money Market Fund is not a deposit in UMB Bank, n.a. or its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Income from the Fund may be subject to the federal alternative minimum tax, as well as state and local taxes.

--------------------------------------------------------------------------------
                                                      UMB SCOUT FUND PROSPECTUS

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
--------------------------------------------------------------------------------

As with any mutual fund, there is a risk that you could lose money by investing in the Funds.

MARKET RISKS

The UMB Scout Stock, Growth, Small Cap and WorldWide Funds normally invest in equity securities. Equity securities are subject to market, economic and business risks that will cause their prices to fluctuate over time. Different types of investments shift in and out of favor depending on market and economic conditions. At various times, stocks will be more or less favorable than bonds, and small company stocks will be more or less favorable than large company stocks. Because of this, the Funds will perform better or worse than other types of funds depending on what is in favor, and the value of these Funds may go down.

VALUE INVESTING RISKS

The UMB Scout Stock Fund utilizes, and the UMB Scout Small Cap Fund can utilize, a "value investing style" in choosing the securities for the Fund's portfolio. A value stock may not increase in price as anticipated by the Advisor if other investors fail to recognize the company's value or the factors that the Advisor believes will increase the price of the security do not occur.

GROWTH INVESTING RISKS

The UMB Scout Growth Fund utilizes, and the UMB Scout Small Cap Fund can utilize, a "growth investing style" in choosing securities for the Fund's portfolio. A slower growth or recessionary economic environment could have an adverse effect on the price of growth stocks. Historically, growth investments have performed best during the later stages of economic expansion. Therefore, the growth investing style may over time go in and out of favor. At times when the growth investing style used is out of favor, the Fund may underperform other equity funds that use different investing styles.

SMALL COMPANY RISKS

The UMB Scout Small Cap Fund invests primarily in small companies. Generally, smaller and less seasoned companies have more potential for rapid growth. However, they often involve greater risk than larger companies and these risks are passed on to funds that invest in them. These companies may not have the management experience, financial resources, product diversification and competitive strengths of larger companies. Therefore, the securities of smaller companies are generally more volatile than the securities of larger, more established companies. Investments in the UMB Scout Small Cap Fund may be more suitable for long-term investors who can bear the risk of these fluctuations. While the Fund cannot eliminate these risks, the Fund's Advisor tries to minimize risk by diversifying its investments across different companies and economic sectors.

Smaller company stocks tend to be bought and sold less often and in smaller amounts than larger company stocks. Because of this, if the Fund wants to sell a large quantity of a small company stock it may have to sell at a lower price than the Advisor might prefer, or it may have to sell in small quantities over a period of time. The Fund attempts to minimize these risks by investing in stocks that are readily bought and sold.

FIXED-INCOME RISKS

Yields and principal values of debt securities (bonds) will fluctuate. Generally, values of debt securities change inversely with interest rates. As interest rates go up, the value of debt securities tends to go down. As a result, the value of the Funds may go down. Furthermore, these fluctuations tend to increase as a bond's time to maturity increases, so a longer-term bond will decrease more for a given increase in interest rates than a shorter-term bond.

An issuer of fixed-income securities may be unable to make interest payments and repay principal. Changes in an issuer's financial strength or in a security's credit rating may affect a security's value and, thus, impact Fund performance.

The amount of dividends paid by fixed-income funds to you will vary depending on the amount of income they earn on their investments. It is possible that an issuer of a debt security owned by one of the Funds could default on interest and/or principal payments that are payable to a Fund.

With respect to United States government securities, there can be no assurance that the United States government will provide financial support to United States government-sponsored agencies or instrumentalities where it is not obligated to do so by law.

While each UMB Scout Money Market Fund seeks to preserve the value of your investment at $1.00 per share, the yields earned by the UMB Scout Money Market Funds will fluctuate. The yield and principal value of money market instruments are sensitive to shortterm lending conditions, and it is possible that an issuer may default. Investments in the UMB Scout Money Market Funds are not insured or guaranteed by the FDIC or any government agency.

--------------------------------------------------------------------------------

OCTOBER 31, 2005

--------------------------------------------------------------------------------

MORTGAGE-BACKED SECURITIES RISKS

In addition to credit, market and interest rate risk, mortgage-backed securities are subject to prepayment risk, which is the risk that the underlying mortgage may be refinanced or paid off before the scheduled due date, particularly during periods of declining interest rates. If this occurs, the UMB Scout Bond Fund may reinvest the prepayments in securities that are less attractive, which may reduce the share price and income distributions of the Fund and may result in losses to the Fund if some of the mortgage-backed securities were acquired at a premium.

MUNICIPAL RISKS

Investments in the UMB Scout Kansas Tax-Exempt Bond Fund and the UMB Scout Tax-Free Money Market Fund are also subject to risks associated with investments in municipal securities. Municipal obligations that a Fund purchases may be backed by letters of credit issued by banks and other financial institutions. Adverse developments affecting banks could have a negative effect on a Fund's portfolio securities. Municipal obligations which a Fund may acquire include municipal lease obligations which are issued by a state or local government to acquire land and a wide variety of equipment and facilities. If the funds are not appropriated for the following year's lease payments, the lease may terminate, with the possibility of default on the lease obligation and significant loss to a Fund.

TAX RISKS

The UMB Scout Tax-Free Money Market Fund and the UMB Scout Kansas Tax-Exempt Bond Fund may be more adversely impacted by changes in tax rates and policies than the UMB Scout Bond Fund or the Portfolios of the UMB Scout Money Market Fund. Because interest income on municipal obligations is normally not subject to regular federal income taxation (and Kansas state personal income tax in the case of Kansas municipal obligations), the attractiveness of municipal obligations in relation to other investment alternatives is affected by changes in federal and state income tax rates applicable to, or the continuing tax-exempt status of, such interest income. Any proposed or actual changes in such rates or exempt status can therefore significantly affect the demand for and supply, liquidity and marketability of municipal obligations, which could in turn affect the Funds' ability to acquire and dispose of municipal obligations at desirable yield and price levels.

Investments in tax-exempt securities pose additional risks. In many cases, the Internal Revenue Service has not ruled on whether the interest received on a tax-exempt obligation is tax-exempt, and accordingly, purchases of these securities are based on the opinion of bond counsel to the issuers at the time of issuance. The Funds and the Advisor rely on these opinions and will not review the basis for them.

INTERNATIONAL RISKS

International investing by the UMB Scout WorldWide Fund poses additional risks. If a security owned by the Fund is denominated in a foreign currency, the value of the foreign currency may fluctuate against the United States dollar and cause a loss to the Fund. International markets may be subject to political instability and are not always as liquid as in the United States, sometimes making it harder to sell a security. In addition, foreign companies may not be subject to comparable accounting, auditing and financial reporting standards as United States companies.

To the extent the Fund invests a significant portion of its assets in a single country or region, the Fund may be subject to increased risk associated with the country or region. The risks of investing in foreign securities may be increased if the investments are located in developing countries or emerging markets. These risks are inherently passed on to the company's shareholders, including the Fund, and in turn, to the Fund's shareholders.

GEOGRAPHIC RISKS

The UMB Scout Kansas Tax-Exempt Bond Fund invests primarily in issuers connected with relatively limited geographic areas. These issuers are more susceptible to specific adverse economic or political occurrences or developments than are more geographically dispersed issuers. The Kansas economy is primarily centered on trade, services, government and manufacturing, with agriculture remaining as an important component. A slowdown in one or more of these sectors in the Kansas economy could hamper municipalities' abilities to meet debt obligations and therefore cause losses to the UMB Scout Kansas Tax-Exempt Bond Fund.

NON-DIVERSIFICATION RISKS

The UMB Scout Kansas Tax-Exempt Bond Fund is classified as non-diversified for purposes of federal mutual fund regulation, which means that it may invest in the securities of relatively fewer issuers compared to other mutual funds. Non-diversification increases the risk that the value of the Fund could go down because of the poor performance of a single investment. Also, the volatility of the Fund's investment performance may increase and the Fund could incur greater losses than other mutual funds that invest in a greater number of companies.

--------------------------------------------------------------------------------
                                                      UMB SCOUT FUND PROSPECTUS

--------------------------------------------------------------------------------
PAST PERFORMANCE
--------------------------------------------------------------------------------

The bar charts and tables on the following pages provide an indication of the risks of investing in the Funds. The bar charts show how each Fund's returns have changed from year to year. The tables show how each Fund's average annual returns for certain periods compare with those of one or more broad market benchmarks. The tables include all expenses of the Funds and assume that all dividends and capital gains distributions have been reinvested. Keep in mind that past performance (before and after taxes) is not necessarily an indication of how a Fund will perform in the future.

The performance information in the bar charts and tables on the following pages reflects the fees and expenses of the Funds prior to April 1, 2005. Before April 1, 2005, the Funds operated under a unified or "bundled" fee structure under which each Fund paid a specific management fee to the Advisor. The Advisor, in turn, provided or obtained and paid for, all advisory, management, supervisory and administrative services required in the normal operation of the Funds and bore most operating expenses of the Funds. Effective April 1, 2005, the shareholders approved the "un-bundling" of the fee structure of all the Funds, whereby the Funds will pay their expenses directly by entering into agreements with various service providers. Shareholders also approved certain fee changes for the Funds. The performance of the Funds after April 1, 2005 will be calculated to reflect these changes.

--------------------------------------------------------------------------------
UMB SCOUT STOCK FUND*
--------------------------------------------------------------------------------
ANNUAL TOTAL RETURN AS OF DECEMBER 31 OF EACH YEAR
--------------------------------------------------

95.......................  19.69%
96.......................  10.66%
97.......................  21.03%
98.......................   7.62%
99.......................  13.31%
00.......................   0.15%
01.......................  -8.59%
02....................... -19.76%
03.......................  24.03%
04.......................   5.27%



--------------------------------------------------

During the periods shown in the chart above the Fund's highest quarterly return was 14.25%
(quarter ended June 30, 2003) and the Fund's lowest quarterly return was -16.13% (quarter ended
September 30, 2002).

Year-to-date return (through September 30,
2005): 7.82%

The returns do not reflect the fees and expenses in effect as of April 1, 2005. If the new fees and expenses and the Advisor's agreement to limit total Fund expenses were in effect for the periods shown, returns would have been lower.


AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004
-----------------------------------------------------------------------
                                        1 YEAR     5 YEARS     10 YEARS
-----------------------------------------------------------------------
Return Before Taxes . . . . . . . . . . 5.27%       -0.83%       6.49%
Return After Taxes
  on Distributions . . . . . . . . . . .4.82%       -1.64%       4.81%
Return After Taxes on Distributions
  and Sale of Fund Shares(1) . . . . . .4.02%       -0.96%       4.88%
-----------------------------------------------------------------------
S&P 500(R)/Barra Value Index
  (reflects no deduction for fees,
  expenses or taxes)(2) . . . . . . . .15.71%        2.48%      12.24%
S&P 500(R) Index
  (reflects no deduction for fees,
  expenses or taxes) . . . . . . . . . 10.88%       -2.30%      12.07%
-----------------------------------------------------------------------

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown. Aftertax returns shown are not relevant to investors who hold their Fund shares through taxdeferred arrangements, such as 401(k) plans or individual retirement accounts.

(1) The Fund's returns after taxes on distribution and sale of the Fund shares may be higher than its returns after taxes on distributions because they include a tax benefit resulting from the capital losses that would have been incurred.

(2) The S&P 500(R)/Barra Value Index is replacing the S&P 500(R) Index as the Fund's benchmark. With the change in investment strategy, the Advisor believes the composition of the S&P 500(R)/Barra Value Index will better reflect the Fund's holdings. The S&P 500(R) Index may be excluded from this comparison in the future.

*Prior to April 1, 2005, the Fund was managed in accordance with a different investment strategy.



--------------------------------------------------------------------------------
OCTOBER 31, 2005

--------------------------------------------------------------------------------
UMB SCOUT GROWTH FUND*
--------------------------------------------------------------------------------
ANNUAL TOTAL RETURN AS OF DECEMBER 31 OF EACH YEAR
--------------------------------------------------

00.......................  -8.19%
01.......................  -7.33%
02....................... -19.84%
03.......................  24.99%
04.......................   4.15%
-------------------------------------------------

During the periods shown in the chart above the Fund's highest quarterly return was 15.14% (quarter ended June 30, 2003) and the
Fund's lowest quarterly return
was -15.26% (quarter ended September 30, 2002).

Year-to-date return (through September 30,
 2005): -2.72%

The returns do not reflect the fees and expenses in effect as of April 1, 2005. If the new fees and expenses and the Advisor's agreement to limit total Fund expenses were in effect for the periods shown, returns would have been higher.


AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004
-----------------------------------------------------------------------
                                                                SINCE
                                        1 YEAR     5 YEARS    INCEPTION*
-----------------------------------------------------------------------
Return Before Taxes . . . . . . . . . . 4.15%       -2.35%      -1.79%
Return After Taxes
  on Distributions . . . . . . . . . . .4.09%       -2.58%      -2.04%
Return After Taxes on Distributions
  and Sale of Fund Shares(1) . . . . . .2.78%       -2.11%      -1.65%
-----------------------------------------------------------------------
S&P 500(R)/Barra Value Index
  (reflects no deduction for fees,
  expenses or taxes)(2) . . . . . . . . 6.13%       -7.07%      -3.19%
S&P 500(R) Index
  (reflects no deduction for fees,
  expenses or taxes) . . . . . . . . . 10.88%       -2.30%      -0.26%
-----------------------------------------------------------------------

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown. Aftertax returns shown are not relevant to investors who hold their Fund shares through taxdeferred arrangements, such as 401(k) plans or individual retirement accounts.

(1) The Fund's returns after taxes on distribution and sale of the Fund shares may be higher than its returns before taxes and after taxes on distributions because they include a tax benefit resulting from the capital losses that would have been incurred.

(2) The S&P 500(R)/BarraGrowth Index is replacing the S&P 500(R) Index as the Fund's benchmark. With the change in investment strategy, the Advisor believes the composition of the S&P 500(R)/Barra Growth Index will better reflect the Fund's holdings. The S&P 500(R) Index may be excluded from this comparison in the future.

* Prior  to  April 1,  2005,  the Fund was  known as the UMB
Scout Stock Select Fund and was managed in accordance with a different investment strategy.

** Inception Date: May 17, 1999


--------------------------------------------------------------------------------
UMB SCOUT SMALL CAP FUND*
--------------------------------------------------------------------------------
ANNUAL TOTAL RETURN AS OF DECEMBER 31 OF EACH YEAR
--------------------------------------------------
95.......................... 19.96%
96.......................... 12.55%
97.......................... 23.02%
98.......................... -3.68%
99..........................  1.26%
00.......................... 21.82%
01.......................... 11.37%
02..........................-11.66%
03.......................... 38.16%
04.......................... 24.73%
--------------------------------------------------

During the periods shown in the chart
above the Fund's highest quarterly return was 18.21% (quarter ended June 30, 1999) and the Fund's lowest quarterly return was -14.74% (quarter ended September 30, 2002).

Year-to-date return (through September 30,
2005): 4.03%

The returns do not reflect the fees and
expenses in effect as of April 1, 2005.
If the new fees and expenses were in effect for the periods shown, returns would have been lower.


AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004
-----------------------------------------------------------------------
                                        1 YEAR     5 YEARS     10 YEARS
-----------------------------------------------------------------------
Return Before Taxes . . . . . . . . . .24.73%       15.61%      12.84%
Return After Taxes
on Distributions . . . . . . . . . . . 23.96%       14.02%      10.81%
Return After Taxes on Distributions
and Sale of Fund Shares . . . . . . .  16.95%       12.84%      10.20%
-----------------------------------------------------------------------
Russell 2000(R) Index
(reflects no deduction for fees,
expenses or taxes) . . . . . . . . . . 18.33%        6.61%      11.54%
-----------------------------------------------------------------------

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown. Aftertax returns shown are not relevant to investors who hold their Fund shares through taxdeferred arrangements, such as 401(k) plans or individual retirement accounts.

*Prior to July 2, 2001,  the Fund was known as the UMB Scout
Regional Fund and was managed in accordance with a different investment objective and strategy.


--------------------------------------------------------------------------------
                                                     UMB SCOUT FUNDS PROSPECTUS

--------------------------------------------------------------------------------
UMB SCOUT WORLDWIDE FUND
--------------------------------------------------------------------------------
ANNUAL TOTAL RETURN AS OF DECEMBER 31 OF EACH YEAR
--------------------------------------------------
95.......................... 14.66%
96.......................... 18.35%
97.......................... 18.35%
98.......................... 17.96%
99.......................... 31.43%
00.......................... -8.17%
01..........................-11.00%
02..........................-15.85%
03.......................... 33.10%
04.......................... 18.02%

--------------------------------------------------
During the periods shown in the chart above the Fund's highest quarterly return was 16.08% (quarter ended December 31, 1999) and the
Fund's lowest quarterly return
was -17.60% (quarter ended September 30, 2002).

Year-to-date return (through September 30,
2005): 16.07%

The returns do not reflect the fees and expenses in effect as of April 1, 2005. If the new fees and expenses were in effect for the periods shown, returns would have been lower.


AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004
-----------------------------------------------------------------------
                                        1 YEAR     5 YEARS     10 YEARS
-----------------------------------------------------------------------

Return Before Taxes . . . . . . . . . . 18.02%        1.56%      10.40%
Return After Taxes
  on Distributions . . . . . . . . . . .18.01%        1.28%       9.75%
Return After Taxes on Distributions
  and Sale of Fund Shares1 . . . . . .  12.00%        1.22%      10.09%
MSCI/EAFE Index
  (reflects no deduction for
  fees, expenses or taxes) . . . . . . .20.25%        -1.13%      5.62%
----------------------------------------------------------------------
After-tax   returns  are  calculated  using  the  historical
highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown. Aftertax returns shown are not relevant to investors who hold their Fund shares through taxdeferred arrangements, such as 401(k) plans or individual retirement accounts.

(1) The Fund's returns after taxes on distribution and sale of the Fund shares may be higher than its returns after taxes on distributions because they include a tax benefit resulting from the capital losses that would have been incurred.


--------------------------------------------------------------------------------
UMB SCOUT BOND FUND
--------------------------------------------------------------------------------
ANNUAL TOTAL RETURN AS OF DECEMBER 31 OF EACH YEAR
--------------------------------------------------
95.......................... 14.03%
96..........................  3.54%
97..........................  7.25%
98..........................  7.14%
99..........................  0.19%
00..........................  9.27%
01..........................  8.07%
02..........................  9.89%
03..........................  2.16%
04..........................  2.41%

--------------------------------------------------
During the periods shown in the chart above the Fund's highest quarterly return was 4.84% (quarter ended June 30, 1995) and the
Fund's lowest quarterly return
was -2.48% (quarter ended June 30, 2004).

Year-to-date return (through September 30,
2005): 0.71%

The returns do not reflect the fees and expenses in effect as of April 1, 2005;
however, the total fees and expenses before and after April 1, 2005 are expected to be the same, and therefore, there would be no change in performance if the new fees and expenses, including the Advisor's agreement to limit total Fund expenses, were in effect for the periods shown.


AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004
-----------------------------------------------------------------------
                                        1 YEAR     5 YEARS     10 YEARS
-----------------------------------------------------------------------

Return Before Taxes . . . . . . . . . . 2.41%        6.30%       6.32%
Return After Taxes
  on Distributions . . . . . . . . . . .1.08%        4.32%       4.16%
Return After Taxes on Distributions
  and Sale of Fund Shares1 . . . . . .  1.61%        4.21%       4.08%
Lehman Brothers Govt./Credit Int.
  Index (reflects no deduction for
  fees, expenses or taxes) . . . . . . .3.04%        7.21%       7.16%
----------------------------------------------------------------------
After-tax   returns  are  calculated  using  the  historical
highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown. Aftertax returns shown are not relevant to investors who hold their Fund shares through taxdeferred arrangements, such as 401(k) plans or individual retirement accounts.

(1) The Fund's returns after taxes on distribution and sale of the Fund shares may be higher than its returns after taxes on distributions because they include a tax benefit resulting from the capital losses that would have been incurred.



--------------------------------------------------------------------------------
OCTOBER 31, 2005

--------------------------------------------------------------------------------
UMB SCOUT KANSAS TAX-EXEMPT BOND FUND
--------------------------------------------------------------------------------
ANNUAL TOTAL RETURN AS OF DECEMBER 31 OF EACH YEAR
--------------------------------------------------
99..........................  0.68%
00..........................  6.43%
01..........................  5.04%
02..........................  5.22%
03..........................  2.76%
04..........................  1.89%

--------------------------------------------------

During the periods shown in the chart above the Fund's highest quarterly return was 2.46% (quarter ended December 31, 2000) and the Fund's lowest quarterly return was -0.91% (quarter ended June 30, 1999).

Year-to-date return (through September 30, 2005): 1.09%

The returns do not reflect the fees and expenses in effect as of April 1, 2005; however, the total fees and expenses before and after April 1, 2005 are expected to be the same through October 31, 2007, and therefore, there would be no change in performance if the new fees and expenses, including the Advisor's agreement to limit total Fund expenses, were in effect for the periods shown.


AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004
---------------------------------------------------------------------------
                                                                SINCE
                                        1 YEAR     5 YEARS     INCEPTION*
---------------------------------------------------------------------------

Return Before Taxes . . . . . . . . . . 1.89%        4.26%       3.70%
Return After Taxes
  on Distributions . . . . . . . . . . .1.89%        4.24%       3.68%
Return After Taxes on Distributions
  and Sale of Fund Shares1 . . . . . .  2.27%        4.05%       3.68%
---------------------------------------------------------------------------
Lehman Brothers 5-Year Municipal
  Index (reflects no deduction for
  fees, expenses or taxes) . . . . . . .2.72%        5.98%       5.18%
---------------------------------------------------------------------------

After-tax   returns  are  calculated  using  the  historical   highest
individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown. Aftertax returns shown are not relevant to investors who hold their Fund shares through taxdeferred arrangements, such as 401(k) plans or individual retirement accounts.

(1)The Fund's returns after taxes on distribution and sale of the Fund shares may be higher than its returns after taxes on distributions because they include a tax benefit resulting from the capital losses that would have been incurred.

*Inception Date: February 23, 1998





--------------------------------------------------------------------------------
UMB SCOUT MONEY MARKET FUND - FEDERAL PORTFOLIO
--------------------------------------------------------------------------------
ANNUAL TOTAL RETURN AS OF DECEMBER 31 OF EACH YEAR
--------------------------------------------------
95..........................  5.54%
95..........................  4.97%
97..........................  5.09%
98..........................  5.04%
99..........................  4.66%
00..........................  5.91%
01..........................  3.62%
02..........................  1.19%
03..........................  0.62%
04..........................  0.84%

--------------------------------------------------

During the periods shown in the chart above the Fund's highest quarterly return was 1.53% (quarter ended September 30, 2000) and the Fund's lowest quarterly return was 0.13% (quarter ended June 30, 2004).

Year-to-date return (through September 30, 2005): 1.83%

The returns do not reflect the fees and expenses in effect as of April 1, 2005. If the new fees and expenses were in effect for the periods shown, returns would have been higher.


AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004
---------------------------------------------------------------------------
                                        1 YEAR     5 YEARS     10 YEARS
---------------------------------------------------------------------------
Money Market Fund -
  Federal Portfolio . . . . . . . . . . 0.84%        2.42%       3.73%
---------------------------------------------------------------------------
Salomon Smith Barney 3-Month
  Treasury Bill Index . . . . . . . . . 1.24%        2.80%       4.00%
---------------------------------------------------------------------------

You may call 1-800-996-2862 to obtain the current 7-day yield of the Federal Portfolio.


--------------------------------------------------------------------------------
UMB SCOUT FUNDS PROSPECTUS

--------------------------------------------------------------------------------
UMB SCOUT MONEY MARKET FUND - PRIME PORTFOLIO
--------------------------------------------------------------------------------
ANNUAL TOTAL RETURN AS OF DECEMBER 31 OF EACH YEAR
--------------------------------------------------
95..........................  5.59%
95..........................  5.03%
97..........................  5.17%
98..........................  5.14%
99..........................  4.76%
00..........................  6.05%
01..........................  3.63%
02..........................  1.23%
03..........................  0.63%
04..........................  0.86%

--------------------------------------------------

During the periods shown in the chart above the Fund's highest quarterly return was 1.56% (quarter ended December 31, 2000) and the Fund's lowest quarterly return was 0.13% (quarter ended June 30, 2004).

Year-to-date return (through September 30, 2005): 1.85%

The returns do not reflect the fees and expenses in effect as of April 1, 2005. If the new fees and expenses were in effect for the periods shown, returns would have been higher.


AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004
---------------------------------------------------------------------------
                                        1 YEAR     5 YEARS     10 YEARS
---------------------------------------------------------------------------
Money Market Fund -
  Prime Portfolio . . . . . . . . . .   0.86%        2.46%       3.79%
---------------------------------------------------------------------------
Salomon Smith Barney 3-Month
  Treasury Bill Index . . . . . . . . . 1.24%        2.80%       4.00%
---------------------------------------------------------------------------

You may call 1-800-996-2862 to obtain the current 7-day yield of the Prime Portfolio.




--------------------------------------------------------------------------------
UMB SCOUT TAX-FREE MONEY MARKET FUND
--------------------------------------------------------------------------------
ANNUAL TOTAL RETURN AS OF DECEMBER 31 OF EACH YEAR
--------------------------------------------------
95..........................  3.31%
95..........................  2.99%
97..........................  3.12%
98..........................  2.94%
99..........................  2.72%
00..........................  3.59%
01..........................  2.19%
02..........................  0.83%
03..........................  0.48%
04..........................  0.66%

--------------------------------------------------

During the periods shown in the chart above the Fund's highest quarterly return was 0.93% (quarter ended December 31, 2000) and the Fund's lowest quarterly return was 0.08% (quarter ended September 30, 2003).

Year-to-date return (through September 30, 2005): 1.29%

The returns do not reflect the fees and expenses in effect as of April 1, 2005. If the new fees and expenses were in effect for the periods shown, returns would have been higher.


AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004
---------------------------------------------------------------------------
                                        1 YEAR     5 YEARS     10 YEARS
---------------------------------------------------------------------------
Tax-Free Money Market Fund . . . . . . .0.66%        1.54%       2.28%
---------------------------------------------------------------------------
Salomon Smith Barney 3-Month
  Treasury Bill Index . . . . . . . . . 1.24%        2.80%       4.00%
---------------------------------------------------------------------------

You may call 1-800-996-2862 to obtain the current 7-day yield of the UMB Scout Tax-Free Money Market Fund.

--------------------------------------------------------------------------------
OCTOBER 31, 2005

--------------------------------------------------------------------------------
FEES AND EXPENSES
--------------------------------------------------------------------------------
The following tables describe the fees and expenses that you may pay if you buy and hold shares of the different Funds.

-------------------------------------------------------------------------------------------------------------

                                                     UMB SCOUT       UMB SCOUT      UMB SCOUT       UMB SCOUT       UMB SCOUT
                                                       STOCK          GROWTH        SMALL CAP       WORLDWIDE          BOND
                                                       FUND            FUND            FUND            FUND            FUND
-----------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
  Maximum Sales Charge (Load) Imposed on Purchases . . None            None            None            None            None
  Maximum Deferred Sales Charge (Load) . . . . . . . . None            None            None            None            None
  Maximum Sales Charge (Load) Imposed
    on Reinvested Dividends . . . . . . . . . . . . .  None            None            None            None            None
  Redemption Fee . . . . . . . . . . . . . . . . . . . None            None           2.00%(1)         2.00%(1)         None
  Exchange Fee . . . . . . . . . . . . . . . . . . . . None            None            None            None            None
-----------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES(2)
(EXPENSES DEDUCTED FROM FUND ASSETS)
  Investment Advisory Fees . . . . . . . . . . . . .   .60%(3)         .60%(3)         .75%(4)         .80%(5)         .57%(6)
  Distribution (12b-1) Fees . . . . . . . . . . . . . .None            None            None            None            None
  Other Expenses . . . . . . . . . . . . . . . . . .   .33%            .59%            .32%            .35%            .35%
  --------------                                     ------          ------          ------          ------          ------
Total Annual Fund Operating Expenses . . . . . . . .   .93%           1.19%           1.07%           1.15%            .92%
Less Advisor's Fee Waiver/Payments . . . . . . . . . (.03)%(8)       (.29)%(8)          N/A             N/A          (.05)%(8)
----------------------------------                   ------          ------          ------          ------          ------
Net Annual Fund Operating Expenses . . . . . . . . .   .90%            .90%           1.07%           1.15%            .87%
-----------------------------------------------------------------------------------------------------------------------------

                                                                     UMB SCOUT       UMB SCOUT       UMB SCOUT       UMB SCOUT
                                                                    KANSAS TAX-    MONEY MARKET    MONEY MARKET      TAX-FREE
                                                                    EXEMPT BOND   FUND - FEDERAL   FUND - PRIME    MONEY MARKET
                                                                       FUND         PORTFOLIO       PORTFOLIO          FUND
-----------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
  Maximum Sales Charge (Load) Imposed on Purchases . . . . . . . . . . None            None            None            None
  Maximum Deferred Sales Charge (Load) . . . . . . . . . . . . . . . ..None            None            None            None
  Maximum Sales Charge (Load) Imposed
    on Reinvested Dividends . . . . . . . . . . . . . . . . . . . . .  None            None            None            None
  Redemption Fee . . . . . . . . . . . . . . . . . . . . . . . . . . ..None            None            None            None
  Exchange Fee . . . . . . . . . . . . . . . . . . . . . . . . . . . ..None            None            None            None
-----------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES(2)
(EXPENSES DEDUCTED FROM FUND ASSETS)
  Investment Advisory Fees . . . . . . . . . . . . . . . . . . . . . . .30%(7)         .30%            .34%            .30%
  Distribution (12b-1) Fees . . . . . . . . . . . . . . . . . . . . . .None            None            None            None
  Other Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . .2.20%            .18%            .15%            .19%
  --------------                                                     ------          ------          ------          ------
Total Annual Fund Operating Expenses . . . . . . . . . . . . . . . . .2.50%            .48%            .49%            .49%
Less Advisor's Fee Waiver/Payments . . . . . . . . . . . . . . . . .(1.96)%(9)          N/A             N/A             N/A
----------------------------------                                   ------          ------          ------          ------
Net Annual Fund Operating Expenses . . . . . . . . . . . . . . . . .   .54%            .48%            .49%            .49%
-----------------------------------------------------------------------------------------------------------------------------

(1) The fee only applies to shares redeemed or exchanged within two months of their purchase.

(2) The Annual Fund Operating Expenses reflect current expenses, which took effect on April 1, 2005.

(3) Under its Investment Advisory Agreement with UMB Scout Funds, on behalf of the UMB Scout Stock Fund and the UMB Scout Growth Fund, Scout Investment Advisors, Inc. will receive investment advisory fees from the Funds based upon an annual rate of 0.60% on the first $1 billion of average daily net assets and 0.575% on average daily net assets over $1 billion.

(4) Under its Investment Advisory Agreement with UMB Scout Funds, on behalf of the UMB Scout Small Cap Fund, Scout Investment Advisors, Inc. will receive investment advisory fees from the Fund based upon an annual rate of 0.75% on the first $1 billion of average daily net assets and 0.65% on average daily net assets over $1 billion.

(5) Under its Investment Advisory Agreement with UMB Scout Funds, on behalf of the UMB Scout WorldWide Fund, Scout Investment Advisors, Inc. will receive investment advisory fees from the Fund based upon an annual rate of 0.80% on the first $1 billion of average daily net assets and 0.70% on average daily net assets over $1 billion.

--------------------------------------------------------------------------------
                                                     UMB SCOUT FUNDS PROSPECTUS

(6) Under its Investment Advisory Agreement with UMB Scout Funds, on behalf of the UMB Scout Bond Fund, Scout Investment Advisors, Inc. will receive investment advisory fees from the Fund based upon an annual rate of 0.57% on the first $1 billion of average daily net assets and 0.52% on average daily net assets over $1 billion.

(7) Under its Investment Advisory Agreement with UMB Scout Funds, on behalf of the UMB Scout Kansas Tax-Exempt Bond Fund, Scout Investment Advisors, Inc. will receive investment advisory fees from the Fund based upon an annual rate of 0.30% on the first $1 billion of average daily net assets and 0.25% on average daily net assets over $1 billion.

(8) Scout Investment Advisors, Inc. has entered into an agreement to waive fees and/or make expense payments through October 31, 2006 so that actual total annual fund operating expenses of the UMB Scout Stock Fund, UMB Scout Growth Fund and UMB Scout Bond Fund do not exceed 0.90%, 0.90% and 0.87%, respectively.

(9) Scout Investment Advisors, Inc. has entered into an agreement to waive fees and/or make expense payments (i) through October 31, 2007 so that the UMB Scout Kansas Tax-Exempt Bond Fund's actual total annual fund operating expenses do not exceed 0.54%; and (ii) after October 31, 2007 so that the Fund's actual total annual fund operating expenses do not exceed the median of total annual operating expenses in the Kansas Muni Debt Lipper benchmark category.


--------------------------------------------------------------------------------
EXAMPLES

The following examples are intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------------------------------------------
                                                         1 YEAR          3 YEARS          5 YEARS          10 YEARS
--------------------------------------------------------------------------------------------------------------------
UMB Scout Stock Fund* . . . . . . . . . . . . . .         $ 92            $ 293            $ 512            $ 1,140
UMB Scout Growth Fund* . . . . . . . . . . . . . .        $ 92            $ 349            $ 626            $ 1,417
UMB Scout Small Cap Fund . . . . . . . . . . . . .        $109            $ 340            $ 590            $ 1,306
UMB Scout WorldWide Fund . . . . . . . . . . . . .        $117            $ 365            $ 633            $ 1,398
UMB Scout Bond Fund* . . . . . . . . . . . . . . .        $ 89            $ 288            $ 504            $ 1,127
UMB Scout Kansas Tax-Exempt Bond Fund**. . . . . .        $ 55            $ 218            $ 440            $ 1,079
UMB Scout Money Market Fund - Federal Portfolio .         $ 50            $ 157            $ 274            $ 616
UMB Scout Money Market Fund - Prime Portfolio . .         $ 49            $ 154            $ 269            $ 604
UMB Scout Tax-Free Money Market Fund . . . . . . .        $ 50            $ 157            $ 274            $ 616
--------------------------------------------------------------------------------------------------------------------


*Please note that only the first year in the 3, 5 and 10 Years examples for the UMB Scout Stock Fund, the UMB Scout Growth Fund and the UMB Scout Bond Fund reflect the effect of the Advisor's contractual agreement to limit overall Fund expenses. If the expense limitation agreement was continued, the 3, 5 and 10 Years expense example dollar amounts would be less.

**Please note that the 1 Year example and the first two years in the 3, 5 and 10 Years examples for the UMB Scout Kansas Tax-Exempt Bond Fund reflect the effect of the Advisor's contractual agreement to limit overall Fund expenses to 0.54%. Years 3 through 10 in the 3, 5 and 10 Years examples reflect the effect of the Advisor's contractual agreement to limit overall Fund expenses to not exceed the median of total annual operating expenses in the Kansas Muni Debt Lipper benchmark category, which for years 3 through 10 in the example is calculated using the current median of 0.94%.

--------------------------------------------------------------------------------
OCTOBER 31, 2005

--------------------------------------------------------------------------------
INVESTMENT ADVISOR AND PORTFOLIO MANAGERS
--------------------------------------------------------------------------------

INVESTMENT ADVISOR

Scout Investment Advisors, Inc. (the "Advisor") is each Fund's Investment Advisor. The Advisor is a wholly-owned subsidiary of UMB Bank, n.a. ("UMB") and was formed as a federally registered investment advisory subsidiary of UMB for the purpose of managing the UMB Scout Funds. The Advisor and UMB are each located at 1010 Grand Boulevard, Kansas City, Missouri. The Advisor maintains an experienced portfolio management and investment analysis and research staff. As of June 30, 2005, assets under the management of UMB and the Advisor were approximately $7.4 billion.

James L. Moffett is the Chairman of the Advisor. In this capacity, he oversees the operation of the UMB Scout Funds. Mr. Moffett has been at UMB (previously Commercial National Bank) since 1979 and has over 35 years of investment management experience. William B. Greiner is the Chief Investment Officer of UMB and the Advisor. From September 2003 to June 2004, Mr. Greiner managed private accounts. Mr. Greiner was the Chief Investment Officer at UMB from 1999 to September 2003. Prior to that, he managed investments at Northern Trust Company, Chicago, Illinois. Mr. Greiner has over 19 years of investment management experience.

UMB Scout Funds, on behalf of the Funds, has entered into an Investment Advisory Agreement with the Advisor. Pursuant to the Investment Advisory Agreement, the Advisor manages each Fund's assets in accordance with the Fund's investment objectives and policies. The Advisor makes all determinations with respect to the purchase and sale of securities in the Fund's portfolio including decisions on execution of the transactions, all subject to supervision of the Board of Trustees.

The UMB Scout Stock Fund and the UMB Scout Growth Fund each pay the Advisor an advisory fee at the annual rate of 60/100 of one percent (0.60%) on the first $1 billion of the Fund's average daily net assets and 575/1000 of one percent (0.575%) on the Fund's average daily net assets over $1 billion. The UMB Scout Small Cap Fund pays the Advisor an advisory fee at the annual rate of 75/100 of one percent (0.75%) on the first $1 billion of its average daily net assets and 65/100 of one percent (0.65%) on the average daily net assets over $1 billion. The UMB Scout WorldWide Fund pays the Advisor an advisory fee at the annual rate of 80/100 of one percent (0.80%) on the first $1 billion of average daily net assets and 70/100 of one percent (0.70%) on the average daily net assets over $1 billion. The UMB Scout Bond Fund pays the Advisor an advisory fee at the annual rate of 57/100 of one percent (0.57%) on the first $1 billion of average daily net assets and 52/100 of one percent (0.52%) on the average daily net assets over $1 billion. The UMB Scout Kansas Tax-Exempt Bond Fund pays the Advisor an advisory fee at the annual rate of 30/100 of one percent (0.30%) on the first $1 billion of average daily net assets and 25/100 of one percent (0.25%) on the average daily net assets over $1 billion. The UMB Scout Money Market Fund - Federal Portfolio pays the Advisor an advisory fee at the annual rate of 30/100 of one percent (0.30%) on the average daily net assets. The UMB Scout Money Market Fund - Prime Portfolio pays the Advisor an advisory fee at the annual rate of 34/100 of one percent (0.34%) on the average daily net assets. The UMB Scout Tax-Free Money Market Fund pays the Advisor an advisory fee at the annual rate of 30/100 of one percent (0.30%) on the average daily net assets. These advisory fees are paid monthly.

The Advisor has entered into a contractual agreement to waive fees and/or make expense payments through October 31, 2006, so that actual total annual fund operating expenses of UMB Scout Stock Fund, UMB Scout Growth Fund and UMB Scout Bond Fund do not exceed 0.90%, 0.90% and 0.87%, respectively. The Advisor also has entered into a contractual agreement to waive fees and/or make expense payments (i) through October 31, 2007 so that the UMB Scout Kansas Tax-Exempt Bond Fund's actual total annual fund operating expenses do not exceed 0.54%; and
(ii) after October 31, 2007 so that the Fund's actual total annual fund operating expenses do not exceed the median of total annual operating expenses in the Kansas Muni Debt Lipper benchmark category.

The Investment Advisory Agreement limits the liability of the Advisor, as well as its officers and employees, to acts or omissions involving willful misfeasance, bad faith, gross negligence or reckless disregard of their obligations or duties.

PORTFOLIO MANAGERS

Information about the portfolio managers of each Fund is provided below. The Statement of Additional Information ("SAI") provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the Fund(s) he/she manages.

UMB SCOUT STOCK FUND

James L. Moffett is the lead portfolio manager of the UMB Scout Stock Fund. He has served as the lead portfolio manager for the UMB Scout Stock Fund since May 1999. He is a CFA(R)charterholder and has over 35 years of investment management experience. He joined UMB (previously Commercial National Bank) in 1979 and has been employed by the Advisor since May 2001. Mr. Moffett received his undergraduate degree from Harvard University and his graduate degree from Stanford University. Mr. Moffett is a member of the Kansas City CFA Society and the CFA Institute.

James A. Reed II is the co-portfolio manager of the UMB Scout Stock Fund. Mr. Reed has served as the co-portfolio manager of the Fund since May 2001. Mr. Reed has worked at UMB in various investment positions since 1993, including as an investment analyst, a portfolio manager and a director of research. He has been employed by the Advisor since May 2001. Currently, Mr. Reed is a Senior Vice President of the Advisor. Mr. Reed earned his undergraduate degree fromDartmouth College and his Juris Doctorate from

--------------------------------------------------------------------------------
                                                     UMB SCOUT FUNDS PROSPECTUS

--------------------------------------------------------------------------------


Washington & Lee University School of Law. Mr. Reed is a CFA(R) charterholder and is a member of the Kansas City CFA Society, the CFA Institute and the Kansas City Metropolitan Bar Association.

William E. Cashman is co-portfolio manager of the UMB Scout Stock Fund. Mr. Cashman has served on the Fund's management team since April 1, 2005, when the Fund began being managed with a value style. Mr. Cashman joined UMB in November 1993 and has been employed by the Advisor since May 2001. Mr. Cashman earned his undergraduate and graduate degrees from Kansas State University. Mr. Cashman is a member of the CFA Institute, the Brown County Cooperative and the Brown County Soil Conservation.

UMB SCOUT GROWTH FUND

William B. Greiner is the lead portfolio manager of the UMB Scout Growth Fund and has served as the lead portfolio manager since the Fund commenced being managed as a growth fund on April 1, 2005. He is a CFA(R) charterholder and has over 19 years of investment management experience. From September 2003 to June 2004, Mr. Greiner managed private accounts. Mr. Greiner was the Chief Investment Officer at UMB from 1999 to September 2003. Prior to that, he managed investments at Northern Trust Company, Chicago, Illinois. Mr. Greiner received his undergraduate degree from Washburn University.

Larry Valencia and Craig Novorr are assistant portfolio managers of the UMB Scout Growth Fund and have served as assistant portfolio managers since the Fund commenced being managed as a growth fund on April 1, 2005. Mr. Valencia is a CFA(R) charterholder and has more than 20 years of investment experience, including portfolio and pension account management and software design for financial applications. Mr. Valencia joined UMB in February 2000 and prior to that, he worked at Security Benefit Group from 1994-2000. Mr. Valencia received his undergraduate degree from Illinois College and his graduate degree from the University of Denver. Mr. Valencia is a member of the Kansas City CFA Society and the CFA Institute. Mr. Valencia has been employed by the Advisor since May 2001. Mr. Novorr has been with UMB since 1996 and has been a portfolio manager since 1998. Mr. Novorr received his undergraduate degree from the University of Kansas. He is a member of the Kansas City CFA Society and the CFA Institute. Mr. Novorr has been employed by the Advisor since May 2001.

UMB SCOUT SMALL CAP FUND

David R. Bagby, Jason Votruba and Adrianne Valkar are co-portfolio managers of the UMB Scout Small Cap Fund. Mr. Bagby has served as a portfolio manager for the UMB Scout Small Cap Fund since the Fund commenced being managed as a small cap fund on July 2, 2001. Mr. Bagby joined UMB in 1993 and is a CFA(R) charterholder with over 30 years of investment management experience. He has been employed by the Advisor since May 2001. Mr. Bagby received his undergraduate degree from Princeton University and his graduate degree from the University of Kansas, finishing first in his class. He earned the Solon E. Summerfield Graduate Scholar Award and the Wall Street Journal Student Achievement Award. Mr. Bagby is a member of the Beta Gamma Sigma National Honorary Business Fraternity, the House Corporation of Phi Gamma Delta Fraternity and the Princeton Club of Kansas City School's Committee. Mr. Votruba joined UMB and the Advisor in 2002 following previous employment providing investment advice at George K. Baum & Company from 2000-2002 and Commerce Bank from 1998-2000. Mr. Votruba has been serving as co-portfolio manager of the UMB Scout Small Cap Fund since his tenure with the Advisor began. Mr. Votruba graduated from Kansas State University. Mr. Votruba is a member of the Kansas City CFA Society. Ms. Valkar joined UMB in 1994 and the Advisor in 2001. Ms. Valkar has been serving as co-portfolio manager since March 31, 2000. She earned her undergraduate degree from Friends University and her graduate degree from Baker University. Ms. Valkar is a member of the American Business Women's Association.

UMB SCOUT WORLDWIDE FUND

James L. Moffett is the lead portfolio manager of the UMB Scout WorldWide Fund. Mr. Moffett has served as the lead portfolio manager of the UMB Scout WorldWide Fund since 1993. He is a CFA(R) charterholder and has over 35 years of investment management experience. He joined UMB (previously Commercial National
Bank) in 1979 and has been employed by the Advisor since May 2001. Mr. Moffett received his undergraduate degree from Harvard University and his graduate degree from Stanford University. Mr. Moffett is a member of the Kansas City CFA Society and the CFA Institute.

Gary Anderson and Michael Fogarty, CPA, are assistant portfolio managers of the UMB Scout WorldWide Fund. Mr. Anderson joined UMB in 2000 and the Advisor in 2001, following previous employment at Aventis from 1992-2000. Mr. Anderson is a CFA(R) charterholder and a member of the Kansas City CFA Society. Mr. Anderson earned his undergraduate and graduate degrees from the University of Minnesota. Mr. Fogarty joined UMB and the Advisor in 2002 following previous employment at Aton Capital Group from 2000-2001, Phoenix Networks Corp. from 1999-2000 and Sterling Grace Capital from 1995-1999. He is a CFA(R) charterholder and member of both the CFA Institute and the Kansas City CFA Society. Mr. Fogarty earned his undergraduate degree from the University of Kansas and earned his graduate degree from Washington University.

UMB SCOUT BOND FUND

J. Eric Kelley is the lead portfolio manager of the UMB Scout Bond Fund and has served as such since July 2001. Mr. Kelley joined UMB in 1995 and has over 12 years of investment experience. Mr. Kelley received his undergraduate degree Cum Laude from the University of Kansas and earned his graduate degree from Baker University. Mr. Kelley has been employed by the Advisor since May 2001.

--------------------------------------------------------------------------------
OCTOBER 31, 2005

--------------------------------------------------------------------------------

UMB SCOUT KANSAS TAX-EXEMPT BOND FUND

M. Kathryn Gellings is the lead portfolio manager of the UMB Scout Kansas Tax-Exempt Bond Fund and has served as such since 1998. Ms. Gellings joined UMB in 1986 and has 18 years of investment experience. Ms. Gellings received her undergraduate degree from Benedictine College and earned her graduate degree from Avila College. Ms. Gellings is a board member of Maur Hill - Mount Academy. Ms. Gellings has been employed by the Advisor since May 2001.

The UMB Scout Kansas Tax-Exempt Bond Fund's assistant portfolio manager is Danielle Beagle. Ms. Beagle joined UMB in 1997 and the Advisor in 2001. She earned her undergraduate degree from Benedictine College. Ms. Beagle is a member of the Kansas City Municipal Bond Club and the Kansas City Security Traders Association.

UMB SCOUT MONEY MARKET FUND (FEDERAL PORTFOLIO AND PRIME PORTFOLIO)

J. Eric Kelley is the lead portfolio manager of the UMB Scout Money Market Fund and has served as such since July 2001. Mr. Kelley joined UMB in 1995 and has over 12 years of investment experience. Mr. Kelley received his undergraduate degree Cum Laude from the University of Kansas and earned his graduate degree from Baker University. Mr. Kelley has been employed by the Advisor since May 2001.

UMB SCOUT TAX-FREE MONEY MARKET FUND

J. Eric Kelley is the lead portfolio manager of the UMB Scout Tax-Free Money Market Fund and has served as such since 1996. Mr. Kelley joined UMB in 1995 and has over 12 years of investment experience. Mr. Kelley received his undergraduate degree Cum Laude from the University of Kansas and earned his graduate degree from Baker University. Mr. Kelley has been employed by the Advisor since May 2001.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand each Fund's financial performance for the past five years (or, if shorter, the period of a Fund's operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent how much an investor in each Fund would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

Financial highlights are presented for each of the Funds. The financial highlights for the UMB Scout Stock Fund, the UMB Scout Growth Fund, the UMB Scout WorldWide Fund, the UMB Scout Bond Fund, the UMB Scout Kansas Tax-Exempt Bond Fund, the UMB Scout Money Market Fund - Federal Portfolio, the UMB Scout Money Market Fund - Prime Portfolio, and the UMB Scout Tax-Free Money Market Fund are from the annual reports of their predecessor funds which were previously organized as Maryland corporations. Effective April 1, 2005, for all the Funds previously organized as Maryland corporations, except the UMB Scout WorldWide Fund, shareholders approved the reorganization of these Funds from Maryland corporations (or series thereof) to series of UMB Scout Funds, a Delaware statutory trust. The shareholders of the UMB Scout WorldWide Fund approved the reorganization of the Fund from a Maryland corporation to a series of UMB Scout Funds effective April 12, 2005.

The financial highlights are based on the fees and expenses in effect prior to changes approved by shareholders effective on April 1, 2005 (please see page 14 for information on the changes to fees and expenses). The information has been audited by BKD, LLP, whose report, along with each Fund's financial statements, are included in the Annual Report, which is available upon request.

--------------------------------------------------------------------------------
                                                     UMB SCOUT FUNDS PROSPECTUS

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Per share income and capital changes for a share outstanding throughout the period.


UMB SCOUT STOCK FUND
----------------------------------------------------------------------------------------------------------------------------------
                                                                                FOR THE PERIODS ENDED JUNE 30,
                                                             2005            2004            2003            2002            2001
----------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period . . . . . . . . . . . $ 14.95         $ 13.29         $ 13.64         $ 15.47         $ 18.50
                                                           -----------------------------------------------------------------------
  Income from investment operations:

    Net investment income . . . . . . . . . . . . . . . . . . 0.13            0.08            0.11            0.10            0.16
    Net realized and unrealized gain (loss) on securities . . 0.71            1.66           (0.34)          (1.66)          (1.79)
                                                           -----------------------------------------------------------------------
  Total from investment operations . . . . . . . . . . . . . .0.84            1.74           (0.23)          (1.56)          (1.63)
                                                           -----------------------------------------------------------------------
  Distributions from:
    Net investment income . . . . . . . . . . . . . . . . . .(0.13)          (0.08)          (0.12)          (0.10)          (0.18)
    Net realized gain on securities . . . . . . . . . . . . .(0.33)             --              --           (0.17)          (1.22)
                                                           -----------------------------------------------------------------------
  Total distributions . . . . . . . . . . . . . . . . . . . .(0.46)          (0.08)          (0.12)          (0.27)          (1.40)
                                                           -----------------------------------------------------------------------
Net asset value, end of period . . . . . . . . . . . . . . $ 15.33         $ 14.95         $ 13.29         $ 13.64         $ 15.47
                                                           -----------------------------------------------------------------------
Total return . . . . . . . . . . . . . . . . . . . . . . . . 5.67%          13.07%         (1.67)%          (10.16)%       (9.05)%
                                                           -----------------------------------------------------------------------
Ratios/Supplemental Data

Net assets, end of period (in millions) . . . . . . . . . . . $ 93           $ 127            $ 90            $ 98           $ 117

Ratio of expenses to average net assets:
  Net of waivers . . . . . . . . . . . . . . . . . . . . . . 0.88%           0.87%           0.86%           0.86%           0.88%
  Before waivers . . . . . . . . . . . . . . . . . . . . . . 0.89%           0.87%           0.86%           0.86%           0.88%
Ratio of net investment income to average net assets:
  Net of waivers . . . . . . . . . . . . . . . . . . . . . . 0.75%           0.50%           0.86%           0.70%           0.98%
  Before waivers . . . . . . . . . . . . . . . . . . . . . . 0.74%           0.50%           0.86%           0.70%           0.98%
Portfolio turnover rate . . . . . . . . . . . . . . . . . . . .62%             54%             32%             14%             13%


UMB SCOUT GROWTH FUND (Formerly the UMB Scout Stock Select Fund)(a)
----------------------------------------------------------------------------------------------------------------------------------
                                                                                FOR THE PERIODS ENDED JUNE 30,
                                                             2005            2004            2003            2002            2001
----------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period . . . . . . . . . . .  $ 8.40          $ 7.46          $ 7.60          $ 8.55          $ 9.59
                                                           -----------------------------------------------------------------------
  Income from investment operations:
    Net investment income . . . . . . . . . . . . . . . . . . 0.04            0.04            0.06            0.05            0.10
    Net realized and unrealized gain (loss) on securities . .(0.15)           0.94           (0.14)          (0.95)          (1.04)
                                                           -----------------------------------------------------------------------
  Total from investment operations . . . . . . . . . . . . . (0.11)           0.98           (0.08)          (0.90)          (0.94)
                                                           -----------------------------------------------------------------------
  Distributions from:
    Net investment income . . . . . . . . . . . . . . . . . .(0.04)          (0.04)          (0.06)          (0.05)          (0.10)
    Net realized gain on securities . . . . . . . . . . . . . . --              --              --              --              --
                                                           -----------------------------------------------------------------------
  Total distributions . . . . . . . . . . . . . . . . . . . .(0.04)          (0.04)          (0.06)          (0.05)          (0.10)
                                                           -----------------------------------------------------------------------
Net asset value, end of period . . . . . . . . . . . . . . .$ 8.25          $ 8.40          $ 7.46          $ 7.60          $ 8.55
                                                           -----------------------------------------------------------------------
Total return . . . . . . . . . . . . . . . . . . . . . . . (1.38)%          13.08%         (1.08)%          (10.60)%       (9.79)%
                                                           -----------------------------------------------------------------------
Ratios/Supplemental Data
Net assets, end of period (in millions) . . . . . . . . . . . $ 22            $ 24            $ 17            $ 14            $ 14
Ratio of expenses to average net assets:
  Net of waivers . . . . . . . . . . . . . . . . . . . . . . 0.92%           0.93%           0.90%           0.92%           0.85%
  Before waivers . . . . . . . . . . . . . . . . . . . . . . 1.02%           0.93%           0.90%           0.92%           0.85%
Ratio of net investment income to average net assets:
  Net of waivers . . . . . . . . . . . . . . . . . . . . . . 0.42%           0.44%           0.84%           0.58%           1.14%
  Before waivers . . . . . . . . . . . . . . . . . . . . . . 0.32%           0.44%           0.84%           0.58%           1.14%
Portfolio turnover rate . . . . . . . . . . . . . . . . . . . 122%             23%             33%             15%             34%



(a)Effective April 1, 2005, the UMB Scout Stock Select Fund was reorganized as the UMB Scout Growth Fund, and the Fund's investment objective and certain investment policies were changed.




--------------------------------------------------------------------------------
OCTOBER 31, 2005

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Per share income and capital changes for a share outstanding throughout the period.


UMB SCOUT SMALL CAP FUND (Formerly the UMB Scout Regional Fund)(a)
----------------------------------------------------------------------------------------------------------------------------------
                                                                                FOR THE PERIODS ENDED JUNE 30,
                                                             2005            2004            2003            2002            2001
----------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period . . . . . . . . . . . $ 14.88         $ 10.89         $ 10.79         $ 10.79          $ 9.82
                                                           -----------------------------------------------------------------------
  Income from investment operations:
    Net investment income . . . . . . . . . . . . . . . . . . . --              --              --            0.07            0.20
    Net realized and unrealized gain (loss) on securities . . 1.08            4.27            0.21              --            3.03
                                                           -----------------------------------------------------------------------
  Total from investment operations . . . . . . . . . . . . . .1.08            4.27            0.21            0.07            3.23
  Distributions from:                                      -----------------------------------------------------------------------
    Net investment income . . . . . . . . . . . . . . . . . . . --              --              --           (0.07)          (0.21)
    Net realized gain on securities . . . . . . . . . . . . .(0.60)          (0.28)          (0.11)             --           (2.05)
                                                           -----------------------------------------------------------------------
  Total distributions . . . . . . . . . . . . . . . . . . . .(0.60)          (0.28)          (0.11)          (0.07)          (2.26)
                                                           -----------------------------------------------------------------------
Net asset value, end of period . . . . . . . . . . . . . . $ 15.36         $ 14.88         $ 10.89         $ 10.79         $ 10.79
                                                           -----------------------------------------------------------------------
Total return . . . . . . . . . . . . . . . . . . . . . . . . 7.34%          39.64%           2.11%           0.68%          33.77%

Ratios/Supplemental Data
Net assets, end of period (in millions) . . . . . . . . . . .$ 330           $ 108            $ 56            $ 43            $ 34
Ratio of expenses to average net assets . . . . . . . . . . .0.96%           0.89%           0.87%           0.88%           0.99%
Ratio of net investment income (loss) to average net assets(0.23)%         (0.20)%         (0.08)%           0.71%           1.58%
Portfolio turnover rate . . . . . . . . . . . . . . . . . . . .66%            109%             89%            105%            122%




UMB SCOUT WORLDWIDE FUND
----------------------------------------------------------------------------------------------------------------------------------
                                                                                FOR THE PERIODS ENDED JUNE 30,
                                                             2005            2004            2003            2002            2001
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period . . . . . . . . . . . $ 21.33         $ 17.08         $ 17.78         $ 19.58         $ 23.47
                                                           -----------------------------------------------------------------------
  Income from investment operations:
    Net investment income . . . . . . . . . . . . . . . . . . 0.22            0.16            0.18            0.13              --
    Net realized and unrealized gain (loss) on securities . . 3.31            4.25           (0.70)          (1.79)          (3.49)
                                                             -----------------------------------------------------------------------
  Total from investment operations . . . . . . . . . . . . . .3.53            4.41           (0.52)          (1.66)          (3.49)
                                                           -----------------------------------------------------------------------
Distributions from:
    Net investment income . . . . . . . . . . . . . . . . . .(0.22)          (0.16)          (0.18)          (0.13)          (0.19)
    Net realized gain on securities . . . . . . . . . . . . . .--               --              --           (0.01)          (0.21)
                                                           -----------------------------------------------------------------------
  Total distributions . . . . . . . . . . . . . . . . . . . .(0.22)          (0.16)          (0.18)          (0.14)          (0.40)
                                                           -----------------------------------------------------------------------
Net asset value, end of period . . . . . . . . . . . . . . $ 24.64         $ 21.33         $ 17.08         $ 17.78         $ 19.58
                                                           -----------------------------------------------------------------------
Total return . . . . . . . . . . . . . . . . . . . . . . . .16.58%          25.81%         (2.89)%         (8.48)%        (14.92)%
                                                           -----------------------------------------------------------------------
Ratios/Supplemental Data
Net assets, end of period (in millions) . . . . . . . . . .$ 1,325           $ 724           $ 446           $ 405           $ 335
Ratio of expenses to average net assets . . . . . . . . . . .1.04%           1.10%           1.14%           1.12%           1.12%
Ratio of net investment income to average net assets . . . . 1.10%           0.87%           1.16%           0.77%           1.04%
Portfolio turnover rate . . . . . . . . . . . . . . . . . . . .19%             12%             12%             13%             11%


(a)Effective July 2, 2001, the UMB Scout Regional Fund was reorganized as the UMB Scout Small Cap Fund, and the Fund's investment objective and certain investment policies were changed.

--------------------------------------------------------------------------------
                                                     UMB SCOUT FUNDS PROSPECTUS

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Per share income and capital changes for a share outstanding throughout the period.


UMB SCOUT BOND FUND
----------------------------------------------------------------------------------------------------------------------------------
                                                                                FOR THE PERIODS ENDED JUNE 30,
                                                             2005            2004            2003            2002            2001
----------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period . . . . . . . . . . . $ 11.15         $ 11.80         $ 11.54         $ 11.15         $ 10.71
                                                           -----------------------------------------------------------------------
  Income from investment operations:
    Net investment income . . . . . . . . . . . . . . . . . . 0.41            0.43            0.51            0.57            0.60
    Net realized and unrealized gain (loss) on securities . . 0.04           (0.55)           0.48            0.39            0.44
                                                           -----------------------------------------------------------------------
  Total from investment operations . . . . . . . . . . . . . .0.45           (0.12)           0.99            0.96            1.04
                                                           -----------------------------------------------------------------------
  Distributions from:
    Net investment income . . . . . . . . . . . . . . . . . .(0.41)          (0.43)          (0.51)          (0.57)          (0.60)
    Net realized gain on securities . . . . . . . . . . . . .(0.03)          (0.10)          (0.22)             --             --
                                                           -----------------------------------------------------------------------
  Total distributions . . . . . . . . . . . . . . . . . . . .(0.44)          (0.53)          (0.73)          (0.57)          (0.60)
                                                           -----------------------------------------------------------------------
Net asset value, end of period . . . . . . . . . . . . . . $ 11.16         $ 11.15         $ 11.80         $ 11.54         $ 11.15
                                                           -----------------------------------------------------------------------
Total return . . . . . . . . . . . . . . . . . . . . . . . . 4.08%           (0.99)%         8.80%           8.76%           9.94%
                                                           -----------------------------------------------------------------------
Ratios/Supplemental Data
Net assets, end of period (in millions) . . . . . . . . . . . $ 76            $ 82            $ 78            $ 74            $ 70
Ratio of expenses to average net assets:
  Net of waivers . . . . . . . . . . . . . . . . . . . . . . 0.87%           0.87%           0.87%           0.91%           0.86%
  Before waivers . . . . . . . . . . . . . . . . . . . . . . 0.89%           0.87%           0.87%           0.91%           0.86%
Ratio of net investment income to average net assets:
  Net of waivers . . . . . . . . . . . . . . . . . . . . . . 3.65%           3.76%           4.20%           4.98%           5.47%
  Before waivers . . . . . . . . . . . . . . . . . . . . . . 3.63%           3.76%           4.20%           4.98%           5.47%
Portfolio turnover rate . . . . . . . . . . . . . . . . . . .  25%             65%             66%             54%             40%


UMB SCOUT KANSAS TAX-EXEMPT BOND FUND
----------------------------------------------------------------------------------------------------------------------------------
                                                                                FOR THE PERIODS ENDED JUNE 30,
                                                             2005            2004            2003            2002            2001
----------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period . . . . . . . . . . . .$ 9.90         $ 10.20         $ 10.09          $ 9.98          $ 9.67
                                                           -----------------------------------------------------------------------
Ratios/Supplemental Data
  Income from investment operations:

    Net investment income . . . . . . . . . . . . . . . . . . 0.29            0.31            0.31            0.37            0.41
    Net realized and unrealized gain (loss) on securities . . 0.03           (0.28)           0.12            0.11            0.31
                                                           -----------------------------------------------------------------------
Ratios/Supplemental Data
  Total from investment operations . . . . . . . . . . . . . .0.32            0.03            0.43            0.48            0.72
                                                           -----------------------------------------------------------------------
Ratios/Supplemental Data
  Distributions from:
    Net investment income . . . . . . . . . . . . . . . . . .(0.29)          (0.31)          (0.31)          (0.37)          (0.41)
    Net realized gain on securities . . . . . . . . . . . . . . --           (0.02)          (0.01)             --              --
                                                           -----------------------------------------------------------------------
Ratios/Supplemental Data
  Total distributions . . . . . . . . . . . . . . . . . . . .(0.29)          (0.33)          (0.32)          (0.37)          (0.41)
                                                           -----------------------------------------------------------------------
Net asset value, end of period . . . . . . . . . . . . . . .$ 9.93          $ 9.90         $ 10.20         $ 10.09          $ 9.98
                                                           -----------------------------------------------------------------------
Total return . . . . . . . . . . . . . . . . . . . . . . . . 3.30%           0.29%           4.27%           4.86%           7.59%
                                                           -----------------------------------------------------------------------
Ratios/Supplemental Data
Net assets, end of period (in millions) . . . . . . . . . . . .$ 6             $ 6             $ 7             $ 7             $ 7
Ratio of expenses to average net assets:
  Net of waivers . . . . . . . . . . . . . . . . . . . . . . 0.53%           0.54%           0.51%           0.52%           0.50%
  Before waivers . . . . . . . . . . . . . . . . . . . . . . 1.08%           0.54%           0.51%           0.52%           0.50%
Ratio of net investment income to average net assets:
  Net of waivers . . . . . . . . . . . . . . . . . . . . . . 2.91%           3.06%           3.07%           3.63%           4.12%
  Before waivers . . . . . . . . . . . . . . . . . . . . . . 2.36%           3.06%           3.07%           3.63%           4.12%
Portfolio turnover rate . . . . . . . . . . . . . . . . . . .  97%             60%             77%             44%              7%



--------------------------------------------------------------------------------
OCTOBER 31, 2005

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Per share income and capital changes for a share outstanding throughout the period.


UMB SCOUT MONEY MARKET FUND - FEDERAL PORTFOLIO
----------------------------------------------------------------------------------------------------------------------------------
                                                                                FOR THE PERIODS ENDED JUNE 30,
                                                             2005            2004            2003            2002            2001
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period . . . . . . . . . . . .$ 1.00          $ 1.00          $ 1.00          $ 1.00          $ 1.00
                                                           -----------------------------------------------------------------------
  Income from investment operations:

    Net investment income . . . . . . . . . . . . . . . . . . 0.02            0.01            0.01            0.02            0.05
                                                           -----------------------------------------------------------------------
  Distributions from:
    Net investment income . . . . . . . . . . . . . . . . . .(0.02)          (0.01)          (0.01)          (0.02)          (0.05)
                                                           -----------------------------------------------------------------------
Net asset value, end of period . . . . . . . . . . . . . . .$ 1.00          $ 1.00          $ 1.00          $ 1.00          $ 1.00
                                                           -----------------------------------------------------------------------
Total return . . . . . . . . . . . . . . . . . . . . . . . . 1.69%           0.52%           0.92%           1.91%           5.47%
                                                           -----------------------------------------------------------------------
Ratios/Supplemental Data
Net assets, end of period (in millions) . . . . . . . . . . .$ 203           $ 210           $ 334           $ 353           $ 375
Ratio of expenses to average net assets . . . . . . . . . . .0.51%           0.51%           0.51%           0.51%           0.51%
Ratio of net investment income to average net assets . . . . 1.65%           0.52%           0.91%           1.91%           5.30%

UMB SCOUT MONEY MARKET FUND - PRIME PORTFOLIO
----------------------------------------------------------------------------------------------------------------------------------
                                                                                FOR THE PERIODS ENDED JUNE 30,
                                                             2005            2004            2003            2002            2001
----------------------------------------------------------------------------------------------------------------------------------


Net asset value, beginning of period . . . . . . . . . . . .$ 1.00          $ 1.00          $ 1.00          $ 1.00          $ 1.00
                                                           -----------------------------------------------------------------------
  Income from investment operations:
    Net investment income . . . . . . . . . . . . . . . . . . 0.02            0.01            0.01            0.02            0.05
                                                           -----------------------------------------------------------------------
  Distributions from:
    Net investment income . . . . . . . . . . . . . . . . . .(0.02)          (0.01)          (0.01)          (0.02)          (0.05)
                                                           -----------------------------------------------------------------------
Net asset value, end of period . . . . . . . . . . . . . . .$ 1.00          $ 1.00          $ 1.00          $ 1.00          $ 1.00
                                                           -----------------------------------------------------------------------
Total return . . . . . . . . . . . . . . . . . . . . . . . . 1.71%           0.54%           0.95%           1.94%           5.52%
                                                           -----------------------------------------------------------------------
Ratios/Supplemental Data
Net assets, end of period (in millions) . . . . . . . . . . .$ 517           $ 587         $ 1,011           $ 938           $ 865
Ratio of expenses to average net assets . . . . . . . . . . .0.50%           0.51%           0.50%           0.51%           0.50%
Ratio of net investment income to average net assets . . . . 1.69%           0.54%           0.94%           1.91%           5.33%


UMB SCOUT TAX-FREE MONEY MARKET FUND
----------------------------------------------------------------------------------------------------------------------------------
                                                                                FOR THE PERIODS ENDED JUNE 30,
                                                             2005            2004            2003            2002            2001
----------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period . . . . . . . . . . . .$ 1.00          $ 1.00          $ 1.00          $ 1.00          $ 1.00
                                                           -----------------------------------------------------------------------
  Income from investment operations:
    Net investment income . . . . . . . . . . . . . . . . . . 0.01              --            0.01            0.01            0.03
                                                           -----------------------------------------------------------------------
  Distributions from:
    Net investment income . . . . . . . . . . . . . . . . . .(0.01)             --           (0.01)          (0.01)          (0.03)
                                                           -----------------------------------------------------------------------
Net asset value, end of period . . . . . . . . . . . . . . .$ 1.00          $ 1.00          $ 1.00          $ 1.00          $ 1.00
                                                           -----------------------------------------------------------------------
Total return . . . . . . . . . . . . . . . . . . . . . . . . 1.25%           0.42%           0.71%           1.23%           3.25%
                                                           -----------------------------------------------------------------------
Ratios/Supplemental Data
Net assets, end of period (in millions) . . . . . . . . . . .$ 147           $ 146           $ 197           $ 175           $ 146
Ratio of expenses to average net assets . . . . . . . . . . .0.51%           0.51%           0.51%           0.51%           0.51%
Ratio of net investment income to average net assets . . . . 1.24%           0.42%           0.70%           1.19%           3.17%



--------------------------------------------------------------------------------
UMB SCOUT FUNDS PROSPECTUS

--------------------------------------------------------------------------------
BEFORE YOU INVEST
--------------------------------------------------------------------------------

PROSPECTUS. This Prospectus contains important information about the Funds. Please read it carefully before you decide to invest.

ACCOUNT REGISTRATION. Once you have decided which Fund or Funds to invest in, you must select the appropriate form of account registration. There are many different types of mutual fund ownership. How you register your account with the Funds can affect your legal interests, as well as the rights and interests of your family and beneficiaries. You should always consult with your legal and/or tax advisor to determine what form of account registration best meets your needs.

Available forms of registration include:

     o INDIVIDUAL OWNERSHIP. If you have reached the legal age of majority in your state of residence, you may open an individual account.

     o JOINT OWNERSHIP. Two or more individuals may open an account together as joint tenants with rights of survivorship, tenants in common or as community property.

     o CUSTODIAL ACCOUNT. You may open an account for a minor under the Uniform Gift to Minors Act/Uniform Transfer to Minors Act for your state of residence.

     o    CORPORATE/TRUST    OWNERSHIP.    Corporations,    trusts,   charitable
          organizations and other businesses may open accounts.

     o IRAS AND OTHER TAX-DEFERRED ACCOUNTS. The Funds offer a variety of retirement accounts for individuals. Please refer to "Retirement Account Options" below for more information about these types of accounts.

ACCOUNT MINIMUMS. You also must decide how much money to invest. The following chart shows you the minimum amounts that you will need to open or add to certain types of accounts.

--------------------------------------------------------------------------------
TYPE OF ACCOUNT                                 INITIAL MINIMUM    ADDITIONAL MINIMUM
                                                    PURCHASE            PURCHASE
--------------------------------------------------------------------------------

Regular (Individual, joint, corporate or trust)      $1,000               $100
--------------------------------------------------------------------------------
IRA (including spousal, Roth & SEP IRAs and
Coverdell Education Savings Accounts)                  $100               $100
--------------------------------------------------------------------------------
Gifts to Minors (UGMA/UTMA)                            $250               $100
--------------------------------------------------------------------------------
Automatic Investment Plan                              $100                $50
--------------------------------------------------------------------------------
Exchanges                                            $1,000             $1,000
--------------------------------------------------------------------------------


DETERMINING YOUR SHARE PRICE. The price at which you purchase and redeem a Fund's shares is called the Fund's net asset value per share ("NAV"). A Fund calculates its NAV by taking the total value of its assets, subtracting its liabilities, and dividing the total by the number of Fund shares that are outstanding. Each Fund calculates its NAV once daily, Monday through Friday, as of the close of trading on the New York Stock Exchange ("NYSE") (usually 3:00 p.m. Central Time) on days when the Fund is open for business. These are generally the same days that the NYSE is open for trading. The NYSE is closed on weekends, national holidays and Good Friday. The price of the shares you purchase or redeem will be the next NAV calculated after your order is received in good order by the Funds' Transfer Agent. "Good order" means that the account application has been properly completed and signed and payment for the shares has been made (instructions for purchasing shares can be found on page 25). Additional requirements for "good order" can be found in the "Customer Identification Program" section of the Prospectus. Certain intermediaries that have made satisfactory contractual arrangements are authorized to accept purchase, redemption or exchange orders for Fund shares. In such cases, when the intermediaries have received your order (and payment if necessary) prior to the close of trading on the NYSE, we process the order at the NAV per share next calculated after receipt of the order by the intermediary. The Funds reserve the right to cease, or to advance the time for, accepting purchase, redemption or exchange orders to be calculated at the same day's NAV when the NYSE closes early as a result of unusual weather or other conditions.

Each security owned by a Fund that is listed on an exchange, except the NASDAQ National Market(R) and Small Cap(R) exchanges, is valued at its last sale price on that exchange on the date when Fund assets are valued. Where the security is listed on more than one exchange, the Funds will use the price of that exchange that it generally considers to be the principal exchange on which the security is traded. If there are no sales, the security is valued at the mean between the last current closing bid and asked prices. NASDAQ National Market(R) and Small Cap(R) securities will be valued at the NASDAQ Official Closing Price ("NOCP"). The NOCP will be based on the last trade price if it falls within the concurrent best bid and asked prices and will be normalized pursuant to NASDAQ's

--------------------------------------------------------------------------------
OCTOBER 31, 2005

--------------------------------------------------------------------------------

published procedures if it falls outside this range. An unlisted security for which over-the-counter market quotations are readily available is valued at the mean between the last current bid and asked prices. Debt securities (other than short-term instruments maturing within 60 days), including listed issues, are valued at market on the basis of valuations furnished by an independent pricing service, which utilize both dealer-supplied valuations and formula-based techniques. Short-term instruments maturing within 60 days may be valued at amortized cost. The UMB Scout Tax-Free Money Market Fund and the Portfolios of the UMB Scout Money Market Fund value assets on the basis of amortized cost.


When market quotations are not readily available or are unreliable, any security or other asset is valued at its fair value as determined in good faith by the Advisor using procedures adopted by, and under the supervision of, the Board. A Fund will also value a security at fair value when significant events that materially affect the security's price occur after the last available market price and before the Fund calculates its NAV.

In addition, the fair value procedures are also used to limit the UMB Scout WorldWide Fund's and the UMB Scout Small Cap Fund's possible exposure to investors who engage in the type of market-timing trading that seeks to take advantage of possible delays between the change in the value of a Fund's portfolio holdings and the reflection of the change in the NAV of a Fund's shares (as further described in the "Arbitrage market timing" section). For example, if the UMB Scout WorldWide Fund holds a portfolio security traded on a foreign exchange that closes prior to the time that the Fund calculates its NAV and an event that may affect the value of that foreign security occurs after the foreign market close, the Advisor will review the closing price of the foreign security on the foreign exchange to determine whether the price at the foreign market close accurately reflects the fair market value of the foreign security at the time that the Fund calculates its NAV. Likewise, if the UMB Scout Small Cap Fund holds a thinly traded security and there is not a significant amount of market activity on a trading day, the Advisor will review the closing price to determine if the closing price accurately reflects the fair market value of that thinly traded security. If the Advisor determines that the price at the foreign market close does not accurately reflect the fair market value of the foreign security when the UMB Scout WorldWide Fund calculates its NAV or that the closing price of the thinly traded security does not accurately reflect the fair market value of the security at the time the UMB Scout Small Cap Fund calculates its NAV, the Advisor will take steps to determine the fair market value of the security.

To the extent that the Advisor determines the fair market value of a security, it is possible that the fair market value determined by the Advisor will not exactly match the market price of the security when the security is sold by the Fund. The Fund may use independent pricing services to assist in the determination of market value. In addition, if a Fund owns any foreign securities that are traded on foreign exchanges that are open on weekends or other days when the Funds do not price their shares, the value of the Fund's portfolio securities may change on days when the Fund does not calculate its NAV and when shareholders will not be able to purchase or redeem Fund shares.

--------------------------------------------------------------------------------
BUYING SHARES
--------------------------------------------------------------------------------

You can buy shares directly from the Funds or through a financial services agent such as a bank, financial or investment advisor or broker-dealer, or other institution that the Funds have authorized to sell shares. If you maintain certain accounts at UMB Bank, n.a., or another institution (such as a bank or broker-dealer) that has entered into an agreement with the UMB Scout Funds to provide services to its shareholders, you may purchase shares through your institution in accordance with its procedures. Please see "Transactions Through UMB Bank, n.a. and Other Institutions" below for more details.

--------------------------------------------------------------------------------
                                                     UMB SCOUT FUNDS PROSPECTUS

--------------------------------------------------------------------------------

TO OPEN AN ACCOUNT OR BUY ADDITIONAL SHARES DIRECTLY FROM THE FUNDS, JUST FOLLOE THESE STEPS:
--------------------------------------------------------------------------------
TO OPEN AN ACCOUNT
--------------------------------------------------------------------------------

BY MAIL:
o Complete and sign the account application or an IRA application. If you don't complete the application properly, your purchase may be delayed or rejected.

o Make your check payable to the "UMB Scout Funds." The Funds do not accept cash, money orders, third party checks, travelers checks, credit card checks, checks drawn on banks outside the United States or other checks deemed to be high risk.

o For IRA accounts, please specify the year for which the contribution is made.

--------------------------------------------------------------------------------

MAIL YOUR APPLICATION AND CHECK TO:
UMB Scout Funds
P.O. Box 1241
Milwaukee, WI 53201-1241

--------------------------------------------------------------------------------

BY OVERNIGHT COURIER, SEND TO:
UMB Scout Funds
803 West Michigan Street, Suite A
Milwaukee, WI 53233-2301

-------------------------------------------------------------------------------

BY TELEPHONE:
You may not make your initial purchase by telephone.

--------------------------------------------------------------------------------

BY WIRE:

o To purchase shares by wire, the Transfer Agent must have received a completed application and issued an account number to you. Call 1-800-996-2862 for instructions prior to wiring the funds.

o Send your investment to UMB Bank, n.a. with these instructions:

UMB Bank, n.a.
ABA# 101000695
For Credit to the UMB Scout Funds
A/C# 9871062406
For further credit to: investor account number; name(s) of investor(s); SSN or TIN; name of Fund to be purchased.

--------------------------------------------------------------------------------

ONLINE:
Visit the UMB Scout Funds' web site, complete and electronically submit the online application. Accounts for third parties, trusts, corporations, partnerships and other entities may not be opened online and are not eligible for online transactions.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TO ADD AT AN ACCOUNT
--------------------------------------------------------------------------------

BY MAIL:
o Complete the investment slip that is included in your account statement and write your account number on your check.

o If you no longer have your investment slip, please reference your name, account number and address on your check, and the name of the Fund(s) in which you want to invest.

o Make your check payable to the "UMB Scout Funds."

--------------------------------------------------------------------------------

MAIL THE SLIP AND CHECK TO:
UMB Scout Funds
P.O. Box 1241
Milwaukee, WI 53201-1241

--------------------------------------------------------------------------------

BY OVERNIGHT COURIER, SEND TO:
UMB Scout Funds
803 West Michigan Street, Suite A
Milwaukee, WI 53233-2301

--------------------------------------------------------------------------------

BY TELEPHONE:
o You automatically have the privilege to purchase additional shares by telephone unless you have declined this service on your account application. You may call 1-800-996-2862 to purchase shares in an existing account.

o Investments made by electronic funds transfer must be in amounts of at least $100 and not greater than $50,000.

--------------------------------------------------------------------------------

BY WIRE:
Send your investment to UMB Bank, n.a. by following the instructions listed in the column to the left.

--------------------------------------------------------------------------------

ONLINE:
Visit the UMB Scout Funds' web site and complete the online form to add to your account in amounts of $100 or more.

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
OCTOBER 31, 2005

--------------------------------------------------------------------------------

If your purchase request is received by the Funds' Transfer Agent or other authorized agent before close of trading on the NYSE (usually 3:00 p.m. Central
Time) on a day when the Funds are open for business, your request will be executed at that day's NAV, provided that your application is in good order. If your request is received after the close of trading, it will be priced at the next business day's NAV. Shares purchased by wire will receive the NAV next determined after the Transfer Agent receives your wired funds and all required information is provided in the wire instructions. The Funds reserve the right to modify the terms and conditions of purchase transactions at any time, without prior notice.

CUSTOMER IDENTIFICATION PROGRAM

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, your date of birth (for a natural person), your residential address or principal place of business, (as the case may be), and mailing address, if different, as well as your Taxpayer Identification Number (or Social Security Number). Additional information is required for corporations, partnerships, trusts and other entities. Applications without such information will not be considered in good order. The Funds reserve the right to deny applications or redeem your account if the application is not in good order or they are unable to verify your identity.

AUTOMATIC INVESTMENT PLAN (AIP)

To make regular investing more convenient, you can open an AIP with an initial investment of $100 and a minimum of $50 per transaction after you start your plan. Purchases made pursuant to an AIP may not exceed $50,000 per transaction. You tell us how much to invest for you every month or quarter. On the day you select (you may choose the 5th, 10th, 15th, 20th, or 25th of the month), that amount is automatically transferred from your checking or savings account. There is no fee for this service, but if there is not enough money in your bank account to cover the withdrawal you will be charged $20, your purchase will be cancelled, your AIP will be terminated and you will be responsible for any resulting losses to the Funds. Your AIP will also be terminated in the event two successive mailings to you are returned by the United States Post Office as undeliverable. If this occurs, you must call or write to reinstate your AIP.
You can terminate your AIP at any time by calling the Funds at least five business days before your next scheduled withdrawal date. To implement this plan, please fill out the appropriate area of your application, or call 1-800-996-2862 for assistance.

ADDITIONAL PURCHASE INFORMATION

o The Funds no longer issue certificates for shares.

o The UMB Scout Kansas Tax-Exempt Bond Fund is only available to shareholders who reside in Kansas or Missouri.

o If your check or ACH purchase does not clear for any reason, your purchase will be cancelled. You will be responsible for any resulting losses or expenses (including a $20 fee) incurred by the Fund or the Transfer Agent. The Fund may redeem shares you own in this or another identically registered UMB Scout Funds account as reimbursement for any such losses.

o You must provide the Funds with a Social Security Number or Taxpayer Identification Number and certify that the number is correct, as well as certify that you are a United States person (including a U.S. resident alien) and that you are not subject to backup withholding before your account can be established. If you do not provide these certifications on your account application, the Funds will be required to withhold and remit to the IRS a percentage of dividends, capital gains distributions and redemptions as set forth in applicable IRS Rules and Regulations. The Funds must also withhold if the IRS instructs them to do so.

o The Funds are only offered to residents of the United States. This Prospectus should not be considered a solicitation to buy or an offer to sell shares of the Funds in any jurisdiction where it would be unlawful to do so under the securities laws of that jurisdiction.

o The Funds will not accept your application if you are investing for another person as attorney-in-fact. The Funds will not accept applications that list "Power of Attorney" or "POA" in the registration section.

o Once you place your order, you may not cancel or revoke it. The Funds may reject a purchase order for any reason.

TRANSACTIONS THROUGH UMB BANK, N.A. AND OTHER INSTITUTIONS. In addition to purchasing shares from the Funds, you may invest through a financial services agent such as a bank, financial or investment advisor or broker-dealer. UMB Bank, n.a. trust department customers may purchase shares through their qualified accounts and should consult with their account officer for additional information and instructions. Customers of other financial services agents should contact their account officers for appropriate purchase instructions. Please note that your financial services agent may charge transaction and other fees and may set different minimum investments or limitations on buying and selling shares than those described in the Prospectus. In addition, these intermediaries may place limits on your ability to use services the Funds offer. To determine whether you may purchase shares through your institution, contact your institution directly.


The Advisor, from its own resources, may make payments to financial service agents as compensation for access to platforms or programs that facilitate the sale or distribution of mutual fund shares, and for related services provided in connection with such platforms and programs. This includes fees paid to UMB Scout Brokerage Services, Inc. and UMB Bank, n.a. on UMB Scout Fund shares held in customer accounts for services rendered.


--------------------------------------------------------------------------------
UMB SCOUT FUNDS PROSPECTUS

--------------------------------------------------------------------------------
SELLING SHARES
--------------------------------------------------------------------------------

When you purchase your shares directly from the UMB Scout Funds, you may redeem or exchange shares by the methods described below. You may also use any of these methods if you purchase your shares through an account at UMB Bank, n.a., or another financial services agent and you appear on the Funds' records as the registered account holder. These redemption instructions do not apply to Fund shares held in an omnibus account. You may redeem your shares of a Fund on any day the Fund is open for business by following the instructions below. You may elect to have redemption proceeds sent to you by check, wire or electronic funds transfer. There is a $13 fee for each wire transfer. The Funds normally pay redemption proceeds within two business days, but may take up to 15 days.

BY MAIL

o Send a letter of instruction that includes your account number, the Fund name, the dollar value or number of shares you want to redeem, and how and where to send the proceeds.

o Sign the request exactly as the shares are registered. All account owners must sign.

o    Include a Medallion signature guarantee, if necessary (see page 28).

o    Send your request to:


REGULAR MAIL                                 OVERNIGHT COURIER
UMB Scout Funds                              UMB Scout Funds
P.O. Box 1241                                803 West Michigan Street, Suite A
Milwaukee, WI 53201-1241                     Milwaukee, WI 53233-2301

BY TELEPHONE

o You automatically have the privilege to redeem shares by telephone unless you have declined this option on your account application.

o Call 1-800-996-2862, between 7:00 a.m. and 7:00 p.m. Central Time. You may redeem as little as $500 but no more than $50,000.

ONLINE

o If you have registered for online transaction privileges, you may redeem shares online for any amount between $500 and $50,000.

Redemption requests received in "good order" before the close of the NYSE (usually 3:00 p.m. Central Time) on any day that the Funds are open for business will be processed at that day's NAV. "Good order" means that all shares are paid for, and that you have included all required documentation along with any required Medallion signature guarantees. If you are attempting to redeem from unsettled purchases or uncollected funds, your request will be returned to you.

Please note that the Funds may require additional documents for redemptions by corporations, executors, administrators, trustees, guardians or other fiduciaries. If you have any questions about how to redeem shares, or to determine if a Medallion signature guarantee or other documentation is required, please call 1-800-996-2862.


REDEMPTION FEE

Shares of the UMB Scout WorldWide Fund and UMB Scout Small Cap Fund that are sold or exchanged within two months of purchase will be assessed a redemption fee of 2.00%. This redemption fee is imposed to discourage short-term trading and is paid to the Fund to help offset any costs associated with fluctuations in Fund asset levels and cash flow caused by short-term shareholder trading. This redemption fee is not intended to accommodate short-term trading and the Funds will monitor the assessment of redemption fees against your account. The redemption fee will not apply to shares acquired through the reinvestment of dividends or distributions. The redemption fee will also not apply to accounts for which UMB Bank, n.a. serves as custodian, trustee or in any other fiduciary capacity, to employer-sponsored retirement plans such as 401(k) plans, or to other accounts to which the application of the redemption fee is not technologically feasible, such as certain omnibus accounts maintained by a financial intermediary; it will, however, apply to custody, trust or other fiduciary accounts held directly at the Funds. The redemption fee is deducted from the proceeds of the redemption or exchange and is paid directly to the affected Fund referenced above. If you bought shares in the Funds referenced above on different days, the shares held the longest will be redeemed first for purposes of determining whether the redemption fee applies ("first-in, first-out").

SYSTEMATIC WITHDRAWAL PLAN (SWP)

You can have shares automatically redeemed from your account on a regular basis by using our SWP. You may take systematic withdrawals of between $50 and $50,000 on a monthly or quarterly basis, on the 5th, 10th, 15th, 20th, or 25th of the month. The proceeds of a withdrawal can be sent to your address of record, sent by electronic transfer to your bank or invested in another UMB Scout Fund (minimum for auto-exchanges is $100). This plan may be a useful way to deal with mandatory withdrawals from an IRA. If you want to implement this plan, please fill out the appropriate area of your application or call 1-800-996-2862 for assistance.

--------------------------------------------------------------------------------
OCTOBER 31, 2005

--------------------------------------------------------------------------------


ADDITIONAL REDEMPTION PROVISIONS

o Once we receive your order to redeem shares, you may not revoke or cancel it. We cannot accept an order to redeem that specifies a particular date, price or any other special conditions.

o If your redemption request exceeds the amount that you currently have in your account, your entire account will be redeemed. Any Fund services that you have selected, such as SWPs or AIPs, will be cancelled.

o If you request that your redemption be sent via overnight delivery, we will deduct $15 from your account to cover the associated costs.

o The Funds reserve the right to suspend the redemption of Fund shares when the securities markets are closed, trading is restricted for any reason, an emergency exists and disposal of securities owned by a Fund is not reasonably practicable, a Fund cannot fairly determine the value of its net assets or the Securities and Exchange Commission permits the suspension of the right of redemption or the postponement of the date of payment of a redemption.

o Under certain circumstances, a Fund may pay your redemption "in kind." This means that the Fund may pay you in portfolio securities rather than cash. If this occurs, you may incur transaction costs when you sell the securities you receive.

REDEEMING AND EXCHANGING THROUGH UMB BANK, N.A. AND OTHER INSTITUTIONS

If you purchase your shares through an account at UMB Bank, n.a. or another financial services agent, you must redeem or exchange them in accordance with the instructions governing that account. You should direct questions regarding these types of redemptions or exchanges to your account representative. Please note that when shares are purchased through UMB Bank, n.a. or another institution, you may be charged a fee by that institution for providing services in connection with your account.

TELEPHONE TRANSACTIONS

o In times of drastic economic or market conditions, you may have difficulty redeeming shares by telephone. The Funds reserve the right to temporarily discontinue or limit the telephone purchase, redemption or exchange privileges at any time during such periods.

o The Funds reserve the right to refuse a telephone redemption request if it believes it is advisable to do so. The Funds use procedures reasonably designed to confirm that telephone redemption instructions are genuine. These may include recording telephone transactions, testing the identity of the caller by asking for account information and sending prompt written confirmations. The Funds may implement other procedures from time to time. If these procedures are followed, the Funds and their service providers will not be liable for any losses due to unauthorized or fraudulent instructions.

MEDALLION SIGNATURE GUARANTEES

The Funds will require the Medallion signature guarantee of each account owner in the following situations:

o    to change ownership on your account;

o to send redemption proceeds to a different address than is currently on the account;

o    to have the proceeds paid to someone other than the account's owner;

o to transmit redemption proceeds by federal funds wire or ACH to a bank other than your bank of record;

o    to add check-writing privileges;

o    to add telephone privileges;

o    to change the name on your account due to marriage or divorce;

o to transfer your UMB Scout Funds IRA to another fund family (on the IRA transfer form);

o if a change of address request has been received by the Transfer Agent within the last 60 days; or

o    if your redemption is for $50,000 or more.

A Medallion signature guarantee request may not be sent by facsimile.

The Funds require Medallion signature guarantees to protect both you and the Funds from possible fraudulent requests to redeem shares. You can obtain a Medallion signature guarantee from most broker-dealers, national or state banks, credit unions, federal savings and loan associations or other eligible institutions. A notary public is not an acceptable signature guarantor. Medallion signature guarantee requirements also apply to certain transactions on accounts involving executors, administrators, trustees or guardians. To determine if a Medallion signature guarantee is required, please call 1-800-996-2862.

SMALL ACCOUNTS. All UMB Scout Funds account owners share the high cost of maintaining accounts with low balances. To reduce this cost, the Funds reserve the right to close an account when your account balance falls below $1,000 (or the specified account minimum investment) for reasons other than a change in the market value. We will notify you in writing before we close your account, and you will have 60 days to add additional money to bring the balance up to $1,000. This provision does not apply to accounts held through financial services agents, retirement plan accounts, active AIPs or UGMA/UTMA accounts.

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UMB SCOUT FUNDS PROSPECTUS

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EXCHANGING SHARES
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FUND TO FUND EXCHANGE. You may exchange shares in one Fund for shares in another
UMB Scout Fund in writing, online, or by calling the Transfer Agent at 1-800-996-2862 between 7:00 a.m. and 7:00 p.m. Central Time. The minimum amount you may exchange is $1,000 (or the initial minimum investment requirement).

The following  additional  rules and  guidelines  apply:

o    Each account must be registered identically.

o You must meet the Fund's initial and subsequent investment minimums; the shares of the account you are exchanging in/out of must have a value of at least $2,500 when initiating an automatic exchange.

o You may only exchange into Funds that are legally available for sale in your state. The UMB Scout Kansas Tax-Exempt Bond Fund is only available to residents of Kansas and Missouri.


o You may open a new account or purchase additional shares by exchanging shares from an existing Fund account. New accounts opened by exchange will have the same registration as the existing account and are subject to the minimum initial investment requirements.


o Exchanges of shares of the UMB Scout Small Cap Fund or the UMB Scout WorldWide Fund held two months or less will trigger the redemption fee.

Additional documentation and a Medallion signature guarantee may be required for exchange requests from accounts registered in the name of a corporation, partnership or fiduciary. Please call 1-800-996-2862 to determine if a Medallion signature guarantee or other documentation is required.

If your order is received before close of trading on the NYSE (usually 3:00 p.m. Central Time) it will be processed at that day's NAV. Please note that the exchange of shares results in the sale of one Fund's shares and the purchase of another Fund's shares. As a result, an exchange could result in a gain or loss and a taxable event for you. The Funds may change or temporarily suspend the exchange privilege during unusual market conditions.


AUTOMATIC EXCHANGES

You can authorize automatic monthly exchanges ranging from $100 to $50,000 from one UMB Scout Funds account to another identically registered UMB Scout Funds account. The exchange will take place on the 5th, 10th, 15th, 20th, or 25th of the month, as selected by you. Exchanges will continue until all shares have been exchanged or until you terminate the service. You must own shares in an open account valued at $2,500 or more when you first authorize monthly exchanges. To implement this plan, please fill out the appropriate area of your application, or call 1-800-996-2862 for assistance.

MARKET TIMING

The Funds are not to be used as vehicles for short-term trading or market timing, and therefore, the (non-money market) Funds will not honor requests for purchases or exchanges by shareholders who identify themselves as market timers or are identified by the Funds as engaging in a pattern of frequent trading potentially injurious to the Funds. "Frequent trading potentially injurious to the Funds" is a sale or exchange of Fund shares exceeding a designated monetary threshold within 20 days of the purchase of such Fund shares.

The Funds believe that frequent trading strategies or market timing may adversely affect the Funds and their shareholders. A pattern of frequent trading or market timing may interfere with the efficient management of a Fund's portfolio, materially increase a Fund's transaction costs, administrative costs or taxes, and/or impact Fund performance.

In order to reduce the risks of frequent trading and market timing, the Funds' Board has adopted redemption fees for certain Funds and has adopted, and management has implemented, policies and procedures designed to discourage, detect and prevent frequent purchases and redemptions (or exchanges) of Fund shares in order to protect long-term Fund shareholders. The Funds reserve the right to restrict, reject, suspend, limit or terminate, without prior notice, the purchase or exchange privilege of any investor, or any financial intermediary firm, who appears to be employing a frequent trading or market-timing strategy or for any other reason.

The Funds maintain surveillance procedures to detect frequent trading or market timing of Fund shares. As part of this surveillance process, the Funds' agents examine the purchase and subsequent sale or exchange of Fund shares exceeding the monetary threshold for transactions within a 20-day period. To the extent that transactions exceeding the monetary threshold within a 20-day period are identified, the Funds will place a "block" on the account (and may also block the accounts of clients of the particular adviser or broker considered responsible for the trading). The Funds may modify their surveillance procedures and criteria from time to time without prior notice, subject to Board approval, as necessary or appropriate to improve the detection of frequent trading or to address specific circumstances. In the case of financial intermediaries, the application of the surveillance procedures will be subject to the limitations of the intermediaries' monitoring systems and/or ability to provide sufficient information from which to detect patterns of frequent trading potentially injurious to a Fund. The Funds also may consider the history of trading activity in all accounts known to be under common ownership, control, or influence.

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OCTOBER 31, 2005

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Management has determined that certain short-term  purchases and redemptions (or exchanges) are not disruptive or harmful to the Funds' long-term shareholders, such as transactions conducted through systematic investment or withdrawal plans or trades within a money market fund, and therefore such transactions generally are not subject to the surveillance procedures. Additional exceptions may be granted where extraordinary or unique circumstances indicate that a transaction (or series of transactions) does not adversely affect the Fund or its shareholders and is not part of a frequent trading or market-timing strategy. Any exceptions are subject to advance approval by the Funds' president, among others, and are subject to oversight by the Chief Compliance Officer and the Board.

The portfolio securities of the UMB Scout WorldWide Fund and UMB Scout Small Cap Fund may make those Funds more susceptible to frequent trading or market-timing strategies. Some foreign securities in which the UMB Scout WorldWide Fund has authority to invest or some thinly traded securities in which the UMB Scout Small Cap Fund may invest could subject those Funds to "arbitrage market timing," as described below. To reduce the susceptibility of these Funds to arbitrage market timing, the Board has also approved a redemption fee on UMB Scout WorldWide Fund or UMB Scout Small Cap Fund shares sold or exchanged within two months of purchase. Details of the redemption fee are disclosed on page 27.


MARKET TIMING THROUGH FINANCIAL INTERMEDIARIES. Shareholders are subject to the Funds' policy prohibiting frequent trading or market timing regardless of whether they invest directly with the Funds or indirectly through a financial intermediary such as a broker-dealer, a bank, an investment advisor or an administrator or trustee of a 401(k) retirement plan that maintains an omnibus account with the Funds for trading on behalf of its customers. While the Funds monitor accounts of financial intermediaries and will encourage financial intermediaries to apply the Funds' policy prohibiting frequent trading or market timing to their customers who invest indirectly in the Funds, the Funds are limited in their ability to monitor the trading activity or enforce the Funds' policy prohibiting frequent trading with respect to customers of financial intermediaries. Certain financial intermediaries may be limited with respect to their monitoring systems and/or their ability to provide sufficient information from which to detect patterns of frequent trading potentially injurious to a Fund. For example, should it occur, the Funds may not be able to detect frequent trading or market timing that may be facilitated by financial intermediaries or it may be more difficult to identify in the omnibus accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers. In certain circumstances, financial intermediaries such as 401(k) plan providers may not have the technical capability to apply the Funds' policy prohibiting frequent trading to their customers. Reasonable efforts will be made to identify the financial intermediary customer engaging in frequent trading. Transactions placed through the same financial intermediary that violate the policy prohibiting frequent trading may be deemed part of a group for purposes of the Funds' policy and may be rejected in whole or in part by the Funds.


ARBITRAGE MARKET TIMING. The UMB Scout WorldWide Fund has the authority to invest in foreign securities that are traded on foreign exchanges and the UMB Scout Small Cap Fund has the authority to invest in securities that are thinly traded. To the extent the UMB Scout WorldWide and UMB Scout Small Cap Funds invest in these types of securities, respectively, the Funds may be exposed to investors who engage in the type of market timing trading that seeks to take advantage of possible delays between the change of the value of a Fund's portfolio holdings and the reflection of the change in the NAV of the Fund's shares, sometimes referred to as "arbitrage market timing." For example, the UMB Scout WorldWide Fund may hold portfolio securities that are traded on a foreign exchange that closes prior to the time that the Fund calculates its NAV. If an event that affects the value of that foreign security occurs prior to the time that the UMB Scout WorldWide Fund calculates its NAV, the closing price of the foreign security may not accurately represent the value of the foreign security at the time the Fund calculates its NAV. Likewise, if the UMB Scout Small Cap Fund invests in a security that is thinly traded, the closing price of that security may not accurately represent the market value of that security at the time the Fund calculates its NAV. There is the possibility that such "arbitrage market timing" trading, under certain circumstances, may dilute the value of a Fund's shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based upon NAVs that do not reflect the appropriate fair value prices of those portfolio securities. To reduce the risk of arbitrage market timing, the Funds have procedures to determine the fair value of a portfolio security if there is an indication that, for example, a closing price on a foreign market or closing price of a thinly traded security may not reflect the accurate fair market value of the security.

MAKING CHANGES TO YOUR ACCOUNT

You may call or write us to make changes to your account.

NAME CHANGES. If your name has changed due to marriage or divorce, send us a letter of instruction signed with both your old and new names. Include a certified copy of your marriage certificate or divorce decree, as applicable, or have your signatures Medallion guaranteed.

ADDRESS CHANGES. The easiest way to notify us is to return the stub from a recent confirmation or statement. You can also call the Transfer Agent with any changes at 1-800-996-2862.

TRANSFER OF ACCOUNT OWNERSHIP. Send us a letter including your account number, number of shares or dollar amount that are being transferred along with the name, date of birth, address and Social Security Number of the person to whom the shares are being transferred. The letter must be signed by all living registered owners. You will also need to include a Medallion signature guarantee. Corporations, businesses and trusts may have to provide additional documents. In order to avoid delays in processing account transfers, please call the Transfer Agent at 1-800-996-2862 to determine what additional documents are required.

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                                                     UMB SCOUT FUNDS PROSPECTUS

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SPECIAL FEATURES AND SERVICES
--------------------------------------------------------------------------------

RETIREMENT AND SAVINGS ACCOUNT OPTIONS

The Funds offer a variety of retirement and savings accounts for which UMB Bank, n.a. serves as trustee or custodian. These accounts may offer tax advantages. For information on establishing retirement accounts, please call 1-800-996-2862. You should consult with your legal and/or tax advisor before you establish a retirement account.

The UMB Scout Funds currently offer the following kinds of retirement plans and savings account:

o    Traditional IRA (including spousal IRA)

o    Rollover IRA

o    Roth IRA

o    SEP-IRA

o    Coverdell Education Savings Account

ACH TRANSACTIONS

If you would like to purchase shares electronically or have redemption proceeds sent directly to your bank account, you must first have certain bank account information on file with us so that funds can be transferred electronically between your mutual fund and bank accounts. There is no charge to you for this procedure. You can establish this privilege by filling out the appropriate section of your account application. If you did not select the electronic purchase or redemption options on your original application, call us at 1-800-996-2862. Subsequent ACH transactions placed by telephone must be for at least $100 and may not exceed $50,000.

AUTOMATED TELEPHONE SERVICE

The Funds offer 24-hour, seven days a week access to Fund and account information via a toll-free line. The system provides total returns, share prices and price changes for the Funds, gives you account balances and history (e.g., last transaction, portfolio manager perspective and latest dividend distribution) and allows you to transact on your account. To access the automated system, please call 1-800-996-2862.

WEB SITE

You can obtain the most current Prospectus and shareholder reports for the Funds, as well as current performance information, applications and other Fund information by visiting the Funds' web site at umbscoutfunds.com.

In addition, you may enroll on the Funds' web site to establish online transaction privileges, which will enable you to buy, sell or exchange shares of the Funds online. In order to conduct online transactions, you must have telephone transaction privileges. You will be required to enter into a user's agreement during the enrollment process in order to initiate online transaction privileges. Payment for purchase of shares online may be made only through an ACH debit of your bank account. Therefore, to purchase shares online, you must also have ACH instructions on your account. If you open an account online, any redemption proceeds will only be sent to you via ACH or wire to the account from which the initial proceeds were drawn. Otherwise, redemption proceeds may be sent by check, wire or ACH transfer to the address or bank account of record.

You should be aware that the Internet is an unsecured, unstable and unregulated environment. Your ability to use the Funds' web site for transactions is dependent upon the Internet and equipment, software, systems, data and services provided by various vendors and third parties. While the Funds and their service providers have established certain security procedures, the Funds, their Distributor and their Transfer Agent cannot assure you that inquiries, account information or trading activity will be completely secure. There may also be delays, malfunctions or other inconveniences generally associated with this medium. There may also be times when the Funds' web site is unavailable for transactions or other purposes. Should this occur, you should consider buying, selling or exchanging shares by another method. Neither the Funds, their Transfer Agent or Distributor will be liable for any such delays or malfunctions or unauthorized interception or access to communications or account information. In addition, neither the Funds, their Transfer Agent or Distributor will be liable for any loss, liability, cost or expense for following instructions communicated through the Internet, including fraudulent or unauthorized instructions.

CHECK WRITING

This service is available if you own shares of the UMB Scout Money Market Fund - Federal Portfolio, the UMB Scout Money Market Fund - Prime Portfolio or the UMB Scout Tax-Free Money Market Fund. Check writing allows you to redeem shares of a Fund by writing a check. Each check must be for an amount of at least $500 up to $50,000. To select this option, please complete the appropriate section when filling out your application. You will receive special checks from the Funds' Transfer Agent. If you did not select the check writing option at the time you filled out your original application, please call 1-800-996-2862 for assistance.

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OCTOBER 31, 2005

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OTHER SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

SHAREHOLDER COMMUNICATIONS

DISCLOSURE OF PORTFOLIO HOLDINGS. Each Fund (other than the UMB Scout Money Market Fund - Federal Portfolio, the UMB Scout Money Market Fund - Prime Portfolio and the UMB Scout Tax-Free Money Market Fund) makes a complete list of its portfolio holdings publicly available on the Funds' web site, umbscoutfunds.com, approximately thirty days after the end of each fiscal quarter. Further, each Fund that holds equity securities discloses its top ten equity holdings on the Funds' web site approximately fifteen days after the end of each fiscal quarter. This information is made available in order to enhance communications to the Funds' shareholders and provide them with additional means of monitoring and evaluating their investments in the Funds. A further description of the Funds' policies and procedures with respect to the disclosure of a Fund's portfolio securities is available in the Funds' Statement of Additional Information.


CONFIRMATIONS. You will receive a confirmation each time you buy, sell or exchange Fund shares. AIP participants receive quarterly confirmations of all automatic transactions.

QUARTERLY AND ANNUAL STATEMENTS. You will receive a quarterly statement listing all distributions, purchases and redemptions of UMB Scout Fund shares for the preceding calendar quarter. Your December statement will include a listing of all transactions for the entire year.

Please review your statement and notify us immediately if there are any discrepancies in the information. You must contact the Funds in writing regarding any errors or discrepancies on your statement within 90 days of the date of the statement confirming a transaction. The Funds reserve the right to deny your ability to refute a transaction if you fail to notify the Funds within such 90 day time period.

SEMIANNUAL AND ANNUAL REPORTS. The Funds send Semiannual and Annual Reports to their shareholders. These reports provide financial information on your investments and give you a "snapshot" of the Funds' portfolio holdings at the end of their semiannual and fiscal year periods. Additionally, the Annual Report discusses the factors that materially affected the Funds' performance for their most recently completed fiscal year, including relevant market conditions and the investment strategies and techniques that were used.

PROSPECTUS. Each year, the Funds will send all record shareholders a new Prospectus. Please read the Prospectus and keep it for future reference.

FORM 1099. Each year you will receive a Form 1099-DIV, showing the source of distributions for the preceding year, and a Form 1099-B showing shares you sold during the year.

FORM 5498. If you contributed to an IRA during the year you will receive a Form 5498 verifying your contribution.

You may elect to receive confirmations, statements and/or Annual and Semiannual reports via email by completing and submitting the consent form on the Funds' web site.

HOUSEHOLDING

To help lower the Funds' expenses, we attempt to eliminate duplicate mailings of Prospectuses, Annual and Semiannual Reports to shareholders. When two or more Fund shareholders have the same last name and address, we may send just one copy of a Prospectus, Annual or Semiannual Report to that address rather than mailing separate documents to each shareholder. You can elect to receive individual copies of these regulatory mailings at any time by calling 1-800-996-2862. The Funds will begin sending you individual copies of these regulatory mailings within 30 days after your request.

TRANSACTIONS THROUGH FINANCIAL SERVICES AGENTS AND SUB-AGENTS

The Funds may authorize one or more brokers or other financial services agents or sub-agents to accept purchase, redemption and exchange orders on the Funds' behalf. In these cases, a Fund will be deemed to have received an order when an authorized financial services agent or sub-agent accepts the order, and your order will be priced at the Fund's NAV next computed after it is received in good order by the financial services agent or sub-agent. The Funds have agreed to allow some service providers to enter purchase orders for their customers by telephone, with payment to follow. Designated financial services agents and sub-agents are contractually obligated and responsible for transmitting orders that are accepted by them prior to the close of trading on the NYSE (usually 3:00 p.m. Central Time) and payment for the purchase of shares to the Transfer Agent within the time period agreed upon by them. If payment is not received within the time specified, your transaction may be cancelled, and the financial services agent will be held responsible for any resulting fees or losses.

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DIVIDENDS AND DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS

Each Fund intends to distribute virtually all of its net investment income and net realized capital gains at least once a year. The Funds will automatically reinvest your dividends and capital gains distributions in additional Fund shares unless you elect to have them paid to you in cash or directed toward an investment in another UMB Scout Fund. If you elect to have your distributions paid in cash, the Funds will send a check to your address of record.

A dividend from net investment income represents the income a Fund earns from dividends and interest received on its investments, after payment of the Fund's expenses. A capital gain arises from the increase in the value of a security that a Fund holds. A Fund's gain

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                                                     UMB SCOUT FUNDS PROSPECTUS

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is "unrealized" until it sells a portfolio security.  Each realized capital gain is either short-term or long-term, depending on whether the Fund held the security for one year or less or more than one year.

The UMB Scout Stock Fund, UMB Scout Growth Fund, UMB Scout Small Cap Fund and UMB Scout WorldWide Fund will pay substantially all of their net investment income semi-annually, usually in June and December. Substantially all of any net capital gains realized will be distributed annually by December 31.

The UMB Scout Bond Fund and the UMB Scout Kansas Tax-Exempt Bond Fund will declare a dividend every business day, equal to substantially all of their undistributed net investment income which is pro-rated daily among the shares eligible to receive it. Daily dividends are accumulated and paid monthly. Substantially all of any net capital gains realized will be distributed annually by December 31.

The UMB Scout Tax-Free Money Market Fund, the UMB Scout Money Market Fund - Federal Portfolio and UMB Scout Money Market Fund - Prime Portfolio will declare a dividend every business day, equal to substantially all of their undistributed net investment income which is pro-rated daily among the shares eligible to receive it. Daily dividends are accumulated and paid monthly. These Funds' policies relating to maturities make it unlikely that they will have capital gains or losses.

--------------------------------------------------------------------------------
BUYING A DIVIDEND. Unless you invest in a tax-deferred retirement account (such as an IRA), it is not to your advantage to buy shares of a Fund shortly before it makes a distribution. This is known as "buying a dividend." Buying a dividend can cost you money in taxes because you will receive, in the form of a taxable distribution, a portion of the money you just invested (even if you elected to have it reinvested in additional Fund shares). To avoid "buying a dividend," check a Fund's distribution schedule before you invest by calling 1-800-996-2862.
--------------------------------------------------------------------------------

TAXES

If you are a taxable investor, Fund distributions are taxable to you at either ordinary income or capital gains tax rates. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. Every January, you will receive a statement that shows the tax status of distributions you received for the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December.

For federal income tax purposes, Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your shares. A portion of income dividends designated by certain Funds may be qualified dividend income eligible for taxation by individual shareholders at long-term capital gain rates, provided certain holding period requirements are met.

When you redeem your shares of a Fund, you may realize a capital gain or loss. For tax purposes, an exchange of your Fund shares for shares of a different UMB Scout Fund is the same as a redemption. The individual tax rate on any gain from the redemption or exchange of your Fund shares depends on your marginal tax bracket and on how long the shares have been held. However, because the UMB Scout Money Market Fund - Federal Portfolio, UMB Scout Money Market Fund
- Prime Portfolio and the UMB Scout Tax- Free Money Market Fund expect to maintain a $1.00 NAV per share, investors in these Funds should not have any gain or loss on the redemption of such shares.


Many states grant tax-free status to dividends paid from interest earned on direct obligations of the United States government, subject to certain restrictions.

Fund distributions and gains from the redemption or exchange of your Fund shares generally will be subject to state and local income tax. Any foreign taxes paid by the UMB Scout WorldWide Fund on its investments may be passed through to you as a foreign tax credit. Non-United States investors may be subject to United States withholding and estate tax, and are subject to special United States tax certification requirements.

If you do not provide a Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains or proceeds from the sale of your shares. A Fund also must withhold if the IRS instructs it to do so.

ADDITIONAL INFORMATION ABOUT THE UMB SCOUT KANSAS TAX-EXEMPT BOND FUND AND THE UMB SCOUT TAX-FREE MONEY MARKET FUND. Distributions from the UMB Scout Kansas Tax-Exempt Bond Fund and the UMB Scout Tax-Free Money Market Fund will consist primarily of exempt-interest dividends from interest earned on municipal securities. In general, exempt-interest dividends are exempt from federal income tax. However, these Funds may invest a portion of their assets in securities that pay income that is not tax-exempt. Fund distributions from such income are taxable to you as ordinary dividends.

Exempt-interest dividends paid by the UMB Scout Kansas Tax-Exempt Bond Fund and the UMB Scout Tax-Free Money Market Fund are taken into account when determining the taxable portion of an investor's Social Security or railroad retirement benefits. These Funds may invest a portion of their assets in private activity bonds. The income from these bonds will be a preference item when determining an investor's Alternative Minimum Tax.

Exempt-interest dividends from interest earned on municipal securities of a state, or of its political subdivisions, generally will be exempt from that state's personal income taxes. Most states, however, do not grant tax-free treatment to interest on investments in municipal securities of other states.

This tax information provides only a general overview. It does not apply if you invest in a Fund through a tax-deferred retirement account such as an IRA. You should consult your tax advisor about the federal, state, local or foreign tax consequences of your investment in a Fund.

--------------------------------------------------------------------------------
OCTOBER 31, 2005

UMB SCOUT FUNDS
  100% No-Load Mutual Funds
  Stock Fund (UMBSX)
  Growth Fund (UMBOX)
  Small Cap Fund (UMBHX)
  WorldWide Fund (UMBWX)
  Bond Fund (UMBBX)
  Kansas Tax-Exempt Bond Fund* (UMBKX)
  Money Market Fund - Federal Portfolio (UMFXX)
  Money Market Fund - Prime Portfolio (UMPXX)
  Tax-Free Money Market Fund (UMTXX)
  * Available only to residents of Kansas and Missouri.

SEC REGISTRATION NUMBER
811-09813 UMB Scout Funds





INVESTMENT ADVISOR
  Scout Investment Advisors, Inc.
  Kansas City, Missouri

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
  BKD, LLP
  Houston, Texas

LEGAL COUNSEL
  Stradley, Ronon, Stevens & Young, LLP
  Philadelphia, Pennsylvania

CUSTODIAN
  UMB Bank, n.a.
  Kansas City, Missouri

DISTRIBUTOR
  UMB Distribution Services, LLC
  Milwaukee, Wisconsin

TRANSFER AGENT
  UMB Fund Services, Inc.
  Milwaukee, Wisconsin

ADDITIONAL INFORMATION

The Statement of Additional Information ("SAI") contains additional information about the Funds and is incorporated by reference into this Prospectus. The Funds' Annual and Semiannual Reports to shareholders contain additional information about the Funds' investments. In the Funds' Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year.

You may obtain a free copy of these documents by contacting the Funds by telephone, mail or e-mail as provided on this page. You also may call the toll-free number provided to request other information about the Funds and to make shareholder inquiries.

Information about the Funds (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about the Funds are available in the EDGAR database on the SEC's Internet site at http://www.sec.gov. Copies of this information also may be obtained, upon payment of a duplicating fee, by electronic request at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, DC 20549-0102.





[LOGO]
UMB SCOUTFUNDS
P.O. BOX 1241
MILWAUKEE, WI 53201-1241
umbscoutfunds.com

"UMB," "Scout" and the Scout design are registered service marks of UMB Financial Corporation.


UMB S000044
SC-401-1005

[LOGO]UMB SCOUT FUNDS
PROSPECTUS

OCTOBER 31, 2005

                     MONEY MARKET FUND - FEDERAL PORTFOLIO
                                    (UMFXX)
                      MONEY MARKET FUND - PRIME PORTFOLIO
                                    (UMPXX)
                           TAX-FREE MONEY MARKET FUND
                                    (UMTXX)

Shares of the Funds have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed on the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

OPPORTUNITY
BEYOND
TOMORROW

--------------------------------------------------------------------------------
THE UMB SCOUT FUNDS PRIVACY POLICY
--------------------------------------------------------------------------------
The UMB Scout Funds are committed to the belief that maintaining the confidentiality of our shareholders' information is at the core of our relationship with our shareholders. We promise that we will protect your confidential information as set forth in this Privacy Policy.

INFORMATION WE COLLECT

The UMB Scout Funds collect and retain information about you only when we reasonably believe that the information will assist us in managing your accounts. One of the main reasons we collect certain information is to protect your account and to identify you when we conduct transactions for you. The information will also be used to comply with certain laws and regulations that may apply to us and to help us understand your financial needs as we design or improve our products and services. We will also use your information to administer your account and transactions and to provide you with products and services that will best assist you. We collect nonpublic personal information about you from the following sources:

     o your application or other forms, correspondence or conversations (examples include name, date of birth, address and Social Security Number); and

     o your transactions with us (examples include account activity and balances).

INFORMATION WE DISCLOSE

We understand that you expect the personal information you have entrusted to us to be handled with great care. We may share nonpublic personal information with our affiliates when processing transactions or managing accounts on your behalf. The types of affiliated third parties with whom we share information include investment advisors and Transfer Agents. This includes information such as name, address, Social Security Number, account activity and account balances.

The UMB Scout Funds do not disclose nonpublic personal information about our shareholders to nonaffiliated third parties, except as permitted by applicable law. In compliance with applicable laws, we may share nonpublic personal information with nonaffiliated third parties that perform services on our behalf or to other financial institutions with which we have joint marketing agreements. In all cases, your information is strictly protected. Each agreement requires that service providers keep the information strictly confidential and use it only for the purpose for which it was intended. We may also provide information in response to a subpoena, to prevent fraud or to comply with an inquiry by a government agency or regulator.

The personal information of former shareholders is treated in the same manner as the information of current shareholders.

CONFIDENTIALITY AND SECURITY

The UMB Scout Funds restrict access to nonpublic personal information about you to those employees who need to know the information in order to provide products and services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

--------------------------------------------------------------------------------
PROSPECTUS                                                      OCTOBER 31, 2005

--------------------------------------------------------------------------------
                                                        TOLL-FREE 1-800-996-2862

UMB SCOUT MONEY MARKET FUND - FEDERAL PORTFOLIO
UMB SCOUT MONEY MARKET FUND - PRIME PORTFOLIO
UMB SCOUT TAX-FREE MONEY MARKET FUND


INVESTMENT ADVISOR:                     DISTRIBUTOR:
SCOUT INVESTMENT ADVISORS, INC.         UMB DISTRIBUTION SERVICES, LLC
Kansas City, Missouri                   Milwaukee, Wisconsin

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------
                                                                            PAGE
INFORMATION ABOUT THE FUNDS

  Investment Objectives and Principal Investment Strategies....................2
  Principal Risk Factors.......................................................3
  Past Performance.............................................................5
  Fees and Expenses............................................................7

  Investment Advisor and Portfolio Manager.....................................7

  Financial Highlights.........................................................8

BUYING, SELLING AND EXCHANGING SHARES
  Before You Invest...........................................................11
  Buying Shares...............................................................12
  Selling Shares..............................................................15
  Exchanging Shares...........................................................17
  Special Features and Services...............................................18
  Other Shareholder Information...............................................19
  Dividends, Distributions and Taxes..........................................20

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         UMB SCOUT FUND                        INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
UMB SCOUT MONEY MARKET FUND -            Maximum income consistent with
  FEDERAL PORTFOLIO                      safety of principal and liquidity.
UMB SCOUT MONEY MARKET FUND -
  PRIME PORTFOLIO
--------------------------------------------------------------------------------
UMB SCOUT TAX-FREE MONEY MARKET FUND     Highest level of income exempt from
                                         federal income tax consistent with
                                         quality and maturity standards.
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES:

Each Fund's investment objective may be changed by the Board without shareholder approval. If the Board approves a change in a Fund's investment objective, shareholders will be given advance notice of the change. Each Fund intends to pursue its objective by investing as described below and will dispose of portfolio holdings any time that the Fund's investment advisor, Scout Investment Advisors, Inc. (the "Advisor"), believes that they are no longer suitable for achieving the Fund's objective. The principal risk factors associated with each Fund are noted in each case and are described in more detail in the Principal Risk Factors section.

UMB SCOUT MONEY MARKET FUND - FEDERAL PORTFOLIO
AND UMB SCOUT MONEY MARKET FUND - PRIME PORTFOLIO
--------------------------------------------------------------------------------
 Objective: Maximum income consistent with safety of principal and liquidity. Principal Risks: Fixed-Income Risks.
--------------------------------------------------------------------------------

The Funds pursue their objective by investing in high-quality, short-term debt instruments. The UMB Scout Money Market Fund - Federal Portfolio ("Federal Portfolio") only invests in United States government securities, while the UMB Scout Money Market Fund - Prime Portfolio ("Prime Portfolio") invests in United States government securities and may also invest in other money market securities. Each Fund seeks to maintain a constant net asset value of $1.00 per share. Each Fund will maintain a weighted average maturity of 90 days or less.

HOW DO THE FUNDS CHOOSE SECURITIES IN WHICH TO INVEST? The Funds select only high-quality, short-term obligations in which to invest. Examples of these securities follow.

FEDERAL PORTFOLIO -- Only invests in the following United States government securities:

     o Direct obligations of the United States government, such as Treasury bills, notes and bonds.

     o Obligations of United States government agencies and instrumentalities which are secured by the full faith and credit of the United States Treasury; or which are secured by the right of the issuer to borrow from the Treasury; or are supported by the credit of the government agency or instrumentality itself.

     The Federal Portfolio may also invest in the above types of securities subject to repurchase agreements entered into with the seller of the issues.

PRIME PORTFOLIO -- In addition to the securities eligible for purchase by the Federal Portfolio described above, the Prime Portfolio may also invest in:

     o Domestic short-term obligations issued by larger United States commercial banks and Savings and Loan Associations which are members of the Federal Deposit Insurance Corporation, or holding companies of such banks and savings and loans.

     o    Short-term   obligations  issued  by  companies  that  meet  the  high
          credit-quality standards of the Prime Portfolio.

--------------------------------------------------------------------------------
The shares offered by this Prospectus are not deposits or obligations of, nor guaranteed by, UMB Bank, n.a. or any other banking institution. They are not federally insured by the Federal Deposit Insurance Corporation or any other United States government agency. These shares involve investment risks, including the possible loss of the principal invested.


                                                                 UMB SCOUT FUNDS

UMB SCOUT TAX-FREE MONEY MARKET FUND
--------------------------------------------------------------------------------
 Objective: Highest level of income exempt from federal income tax consistent with quality and maturity standards.
 Principal Risks: Fixed-Income Risks, Municipal Risks, Tax Risks.
--------------------------------------------------------------------------------

In addition to its stated investment objective, the UMB Scout Tax-Free Money Market Fund further seeks to maintain a stable net asset value of $1.00 per share.

HOW DOES THE FUND CHOOSE SECURITIES IN WHICH TO INVEST? As a tax-free money market fund, the Fund invests primarily in high-quality, short-term debt obligations that are exempt from federal income tax. Normally, the Fund will invest at least 80% of its net assets in securities that are exempt from federal income tax. This 80% policy is fundamental, which means that it cannot be changed by the Board without first obtaining shareholder approval. The Fund may invest any remaining balance in taxable money market instruments, on a temporary basis, when the Advisor believes it is in the best interest of shareholders. Such taxable instruments include obligations of the United States government, its agencies and instrumentalities; certain certificates of deposit and bankers acceptances; or certain commercial paper.

--------------------------------------------------------------------------------
Investments in the UMB Scout Money Market - Federal Portfolio, the UMB Scout Money Market - Prime Portfolio and the UMB Scout Tax-Free Money Market Fund are not deposits in UMB Bank, n.a. or its affiliates and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although each Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds. Income from the UMB Scout Tax-Free Money Market Fund may be subject to the federal alternative minimum tax, as well as state and local taxes.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
--------------------------------------------------------------------------------

As with any mutual fund, there is a risk that you could lose money by investing in the Funds.
--------------------------------------------------------------------------------
 FIXED-INCOME RISKS
--------------------------------------------------------------------------------

Yields and principal values of debt securities (bonds) will fluctuate. Generally, values of debt securities change inversely with interest rates. As interest rates go up, the value of debt securities tends to go down. As a result, the value of the Funds may go down. Furthermore, these fluctuations tend to increase as a bond's time to maturity increases, so a longer-term bond will decrease more for a given increase in interest rates than a shorter-term bond.

An issuer of fixed-income securities may be unable to make interest payments and repay principal. Changes in an issuer's financial strength or in a security's credit rating may affect a security's value and, thus, impact Fund performance.

The amount of dividends paid by fixed-income funds to you will vary depending on the amount of income they earn on their investments. It is possible that an issuer of a debt security owned by one of the Funds could default on interest and/or principal payments that are payable to a Fund.

With respect to United States government securities, there can be no assurance that the United States government will provide financial support to United States government-sponsored agencies or instrumentalities where it is not obligated to do so by law.

While each UMB Scout Money Market Fund seeks to preserve the value of your investment at $1.00 per share, the yields earned by the UMB Scout Money Market Funds will fluctuate. The yield and principal value of money market instruments are sensitive to short-term lending conditions, and it is possible that an issuer may default. Investments in the UMB Scout Money Market Funds are not insured or guaranteed by the FDIC or any government agency.


PROSPECTUS, OCTOBER 31, 2005

MUNICIPAL RISKS

Investments in the UMB Scout Tax-Free Money Market Fund are also subject to risks associated with investments in municipal securities. Municipal obligations that the Fund purchases may be backed by letters of credit issued by banks and other financial institutions. Adverse developments affecting banks could have a negative effect on the Fund's portfolio securities. Municipal obligations which the Fund may acquire include municipal lease obligations which are issued by a state or local government to acquire land and a wide variety of equipment and facilities. If the funds are not appropriated for the following year's lease payments, the lease may terminate, with the possibility of default on the lease obligation and significant loss to the Fund.

TAX RISKS

The UMB Scout Tax-Free Money Market Fund may be more adversely impacted by changes in tax rates and policies than the Portfolios of the UMB Scout Money Market Fund. Because interest income on municipal obligations is normally not subject to regular federal income taxation, the attractiveness of municipal obligations in relation to other investment alternatives is affected by changes in federal and state income tax rates applicable to, or the continuing tax-exempt status of, such interest income. Any proposed or actual changes in such rates or exempt status can therefore significantly affect the demand for and supply, liquidity and marketability of municipal obligations, which could in turn affect the Funds' ability to acquire and dispose of municipal obligations at desirable yield and price levels.

Investments in tax-exempt securities pose additional risks. In many cases, the Internal Revenue Service has not ruled on whether the interest received on a tax-exempt obligation is tax-exempt, and accordingly, purchases of these securities are based on the opinion of bond counsel to the issuers at the time of issuance. The Fund and the Advisor rely on these opinions and will not review the basis for them.


                                                                 UMB SCOUT FUNDS

--------------------------------------------------------------------------------
PAST PERFORMANCE
--------------------------------------------------------------------------------

The bar charts and tables on the following pages provide an indication of the risks of investing in the Funds. The bar charts show how each Fund's returns have changed from year to year. The tables show how each Fund's average annual returns for certain periods compare with those of one or more broad market benchmarks. The tables include all expenses of the Funds and assume that all dividends and capital gains distributions have been reinvested. Keep in mind that past performance (before and after taxes) is not necessarily an indication of how a Fund will perform in the future.

The performance information in the bar charts and tables on the following pages reflects the fees and expenses of the Funds prior to April 1, 2005. Before April 1, 2005, the Funds operated under a unified or "bundled" fee structure under which each Fund paid a specific management fee to the Advisor. The Advisor, in turn, provided or obtained and paid for, all advisory, management, supervisory and administrative services required in the normal operation of the Funds and bore most operating expenses of the Funds. Effective April 1, 2005, the shareholders approved the "un-bundling" of the fee structure of all the Funds, whereby the Funds will pay their expenses directly by entering into agreements with various service providers. Shareholders also approved certain fee changes for the Funds. The performance of the Funds after April 1, 2005 will be calculated to reflect these changes.


--------------------------------------------------------------------------------
UMB SCOUT MONEY MARKET FUND - FEDERAL PORTFOLIO
--------------------------------------------------------------------------------
ANNUAL TOTAL RETURN AS OF DECEMBER 31 OF EACH YEAR
--------------------------------------------------------------------------------
[CHART]

95...................................5.54%
96...................................4.97
97...................................5.09
98...................................5.04
99...................................4.66
00...................................5.91
01...................................3.62
02...................................1.19
03...................................0.62
04...................................0.84
--------------------------------------------------------------------------------

During the periods shown in the chart above the Fund's highest quarterly return was 1.53% (quarter ended September 30, 2000) and the Fund's lowest quarterly return was 0.13% (quarter ended June 30, 2004).

Year-to-date return (through September 30, 2005): 1.83%

The returns do not reflect the fees and expenses in effect as of April 1, 2005. If the new fees and expenses were in effect for the periods shown, returns would have been higher.


AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004
--------------------------------------------------------------------------------
                                         1 YEAR       5 YEARS      10 YEARS
--------------------------------------------------------------------------------
Money Market Fund -
         Federal Portfolio                0.84%         2.42%        3.73%
--------------------------------------------------------------------------------
Salomon Smith Barney
         3-Month Treasury
         Bill Index                       1.24%         2.80%        4.00%
--------------------------------------------------------------------------------

You may call 1-800-996-2862 to obtain the current 7-day yield of the Federal Portfolio.


PROSPECTUS, OCTOBER 31, 2005

--------------------------------------------------------------------------------
UMB SCOUT MONEY MARKET FUND - PRIME PORTFOLIO
--------------------------------------------------------------------------------
ANNUAL TOTAL RETURN AS OF DECEMBER 31 OF EACH YEAR
--------------------------------------------------------------------------------
[CHART]

95...................................5.59%
96...................................5.03
97...................................5.17
98...................................5.14
99...................................4.76
00...................................6.05
01...................................3.63
02...................................1.23
03...................................0.63
04...................................0.86
--------------------------------------------------------------------------------

During the periods shown in the chart above the Fund's highest quarterly return was 1.56% (quarter ended December 31, 2000) and the Fund's lowest quarterly return was 0.13% (quarter ended June 30, 2004).

Year-to-date return (through September 30, 2005): 1.85%

The returns do not reflect the fees and expenses in effect as of April 1, 2005. If the new fees and expenses were in effect for the periods shown, returns would have been higher.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004
--------------------------------------------------------------------------------
                                         1 YEAR        5 YEARS      10 YEARS
--------------------------------------------------------------------------------
Money Market Fund -
         Prime Portfolio                  0.86%         2.46%        3.79%
Salomon Smith Barney
         3-Month Treasury
         Bill Index                       1.24%         2.80%        4.00%
--------------------------------------------------------------------------------

You may call 1-800-996-2862 to obtain the current 7-day yield of the Prime Portfolio.

--------------------------------------------------------------------------------
UMB SCOUT TAX-FREE MONEY MARKET FUND
--------------------------------------------------------------------------------
Annual Total Return as of December 31 of Each Year
--------------------------------------------------------------------------------

[CHART]

95...................................3.31%
96...................................2.99
97...................................3.12
98...................................2.94
99...................................2.72
00...................................3.59
01...................................2.19
02...................................0.83
03...................................0.48
04...................................0.66
--------------------------------------------------------------------------------
During the periods shown in the chart above the Fund's highest quarterly return was 0.93% (quarter ended December 31, 2000) and the Fund's lowest quarterly return was 0.08% (quarter ended September 30, 2003).

Year-to-date return (through September 30, 2005): 1.29%

The returns do not reflect the fees and expenses in effect as of April 1, 2005. If the new fees and expenses were in effect for the periods shown, returns would have been higher.

95...................................5.59%
96...................................5.03
97...................................5.17
98...................................5.14
99...................................4.76
00...................................6.05
01...................................3.63
02...................................1.23
03...................................0.63
04...................................0.86
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004
--------------------------------------------------------------------------------
                                         1 YEAR        5 YEARS      10 YEARS
--------------------------------------------------------------------------------
Tax-Free Money Market
         Fund                             0.66%         1.54%        2.28%
Salomon Smith Barney
         3-Month Treasury
         Bill Index                       1.24%         2.80%        4.00%
--------------------------------------------------------------------------------

You may call 1-800-996-2862 to obtain the current 7-day yield of the UMB Scout Tax-Free Money Market Fund.


UMB SCOUT FUNDS


---------------------------------------------------------------------------------------------------
FEES AND EXPENSES
---------------------------------------------------------------------------------------------------
The following tables describe the                     UMB SCOUT         UMB SCOUT        UMB SCOUT
fees and expenses that you                           MONEY MARKET      MONEY MARKET      TAX-FREE
may pay if you buy and hold                         FUND - FEDERAL    FUND - PRIME     MONEY MARKET
shares of the different Funds.                        PORTFOLIO         PORTFOLIO          FUND
---------------------------------------------------------------------------------------------------
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
  Maximum Sales Charge (Load)
    Imposed on Purchases                                 None              None              None
  Maximum Sales Charge (Load) Imposed on Purchases       None              None              None
  Maximum Deferred Sales Charge (Load)                   None              None              None
  Maximum Sales Charge (Load) Imposed
    on Reinvested Dividends                              None              None              None
  Redemption Fee                                         None              None              None
  Exchange Fee                                           None              None              None
---------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES1
(EXPENSES DEDUCTED FROM FUND ASSETS)
  Investment Advisory Fees                               .30%              .34%              .30%
  Distribution (12b-1) Fees                              None              None              None
  Other Expenses                                         .18%              .15%              .19%
Total Annual Fund Operating Expenses                     .48%              .49%              .49%
---------------------------------------------------------------------------------------------------

(1)The Annual Fund Operating Expenses reflect current expenses, which took effect on April 1, 2005.

EXAMPLES

The following examples are intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

------------------------------------------------------------------------------------------------
                                                     1 YEAR     3 YEARS    5 YEARS    10 YEARS
------------------------------------------------------------------------------------------------
UMB Scout Money Market Fund - Federal Portfolio      $ 50       $  157     $  274      $  616
UMB Scout Money Market Fund - Prime Portfolio        $ 49       $  154     $  269      $  604
UMB Scout Tax-Free Money Market Fund                 $ 50       $  157     $  274      $  616
------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTMENT ADVISOR AND PORTFOLIO MANAGER
--------------------------------------------------------------------------------

INVESTMENT ADVISOR

Scout Investment Advisors, Inc. (the "Advisor") is each Fund's Investment Advisor. The Advisor is a wholly-owned subsidiary of UMB Bank, n.a. ("UMB") and was formed as a federally registered investment advisory subsidiary of UMB for the purpose of managing the UMB Scout Funds. The Advisor and UMB are each located at 1010 Grand Boulevard, Kansas City, Missouri. The Advisor maintains an experienced portfolio management and investment analysis and research staff. As of June 30, 2005, assets under the management of UMB and the Advisor were approximately $7.4 billion.

James L. Moffett is the Chairman of the Advisor. In this capacity, he oversees the operation of the UMB Scout Funds. Mr. Moffett has been at UMB (previously Commercial National Bank) since 1979 and has over 35 years of investment management experience. William B. Greiner is the Chief Investment Officer of UMB and the Advisor. From September 2003 to June 2004, Mr. Greiner managed private accounts. Mr. Greiner was the Chief Investment

PROPECTUS, OCTOBER 31, 2005

Officer at UMB from 1999 to September 2003. Prior to that, he managed investments at Northern Trust Company, Chicago, Illinois. Mr. Greiner has over 19 years of investment management experience.

UMB Scout Funds, on behalf of the Funds, has entered into an Investment Advisory Agreement with the Advisor. Pursuant to the Investment Advisory Agreement, the Advisor manages each Fund's assets in accordance with the Fund's investment objectives and policies. The Advisor makes all determinations with respect to the purchase and sale of securities in the Fund's portfolio including decisions on execution of the transactions, all subject to supervision of the Board of Trustees.

The UMB Scout Money Market Fund - Federal Portfolio pays the Advisor an advisory fee at the annual rate of 30/100 of one percent (0.30%) on the average daily net assets. The UMB Scout Money Market Fund - Prime Portfolio pays the Advisor an advisory fee at the annual rate of 34/100 of one percent (0.34%) on the average daily net assets. The UMB Scout Tax-Free Money Market Fund pays the Advisor an advisory fee at the annual rate of 30/100 of one percent (0.30%) on the average daily net assets. These advisory fees are paid monthly.

The Investment Advisory Agreement limits the liability of the Advisor, as well as its officers and employees, to acts or omissions involving willful misfeasance, bad faith, gross negligence or reckless disregard of their obligations or duties.

PORTFOLIO MANAGER

Information about the portfolio manager of each Fund is provided below. The Statement of Additional Information ("SAI") provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the Funds he manages.

UMB SCOUT MONEY MARKET FUND (FEDERAL PORTFOLIO AND PRIME PORTFOLIO)

J. Eric Kelley is the lead portfolio manager of the UMB Scout Money Market Fund and has served as such since July 2001. Mr. Kelley joined UMB in 1995 and has over 12 years of investment experience. Mr. Kelley received his undergraduate degree Cum Laude from the University of Kansas and earned his graduate degree from Baker University. Mr. Kelley has been employed by the Advisor since May 2001.

UMB SCOUT TAX-FREE MONEY MARKET FUND

J. Eric Kelley is the lead portfolio manager of the UMB Scout Tax-Free Money Market Fund and has served as such since 1996. Mr. Kelley joined UMB in 1995 and has over 12 years of investment experience. Mr. Kelley received his undergraduate degree Cum Laude from the University of Kansas and earned his graduate degree from Baker University. Mr. Kelley has been employed by the Advisor since May 2001.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand each Fund's financial performance for the past five years (or, if shorter, the period of a Fund's operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent how much an investor in each Fund would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

Financial highlights are presented for each of the Funds, and are from the annual reports of their predecessor funds which were previously organized as Maryland corporations. Effective April 1, 2005, shareholders of each Fund approved the reorganization of these Funds from Maryland corporations (or series thereof) to series of UMB Scout Funds, a Delaware statutory trust.

The financial highlights are based on the fees and expenses in effect prior to changes approved by shareholders effective on April 1, 2005 (please see page 7 for information on the changes to fees and expenses). The information has been audited by BKD, LLP, whose report, along with each Fund's financial statements, are included in the Annual Report, which is available upon request.

UMB SCOUT FUNDS

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Per share income and capital changes for a share outstanding throughout the period.

UMB SCOUT MONEY MARKET FUND -- FEDERAL PORTFOLIO


--------------------------------------------------------------------------------------------------------------------------
                                                                               FOR THE PERIODS ENDED JUNE 30,
                                                                 2005         2004         2003         2002         2001
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $   1.00      $  1.00     $   1.00     $   1.00     $   1.00
                                                              ------------------------------------------------------------
  Income from investment operations:
    Net investment income                                         0.02         0.01         0.01         0.02         0.05
                                                              ------------------------------------------------------------
  Distributions from:
    Net investment income                                        (0.02)       (0.01)       (0.01)       (0.02)       (0.05)
                                                              ------------------------------------------------------------
Net asset value, end of period                                $   1.00     $   1.00     $   1.00     $   1.00     $   1.00
                                                              ------------------------------------------------------------
Total return                                                     1.69%        0.52%        0.92%        1.91%        5.47%
                                                              ------------------------------------------------------------
Ratios/Supplemental Data
Net assets, end of period (in millions)                       $    203     $    210     $    334     $    353     $    375
Ratio of expenses to average net assets                          0.51%        0.51%         0.51%       0.51%        0.51%
Ratio of net investment income to average net assets             1.65%        0.52%         0.91       %1.91%        5.30%




UMB SCOUT MONEY MARKET FUND -- PRIME PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------
                                                                               FOR THE PERIODS ENDED JUNE 30,
                                                                 2005         2004         2003         2002         2001
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $   1.00     $   1.00     $   1.00     $   1.00     $   1.00
                                                              ------------------------------------------------------------
  Income from investment operations:
    Net investment income                                         0.02         0.01         0.01         0.02         0.05
  Distributions from:
    Net investment income                                        (0.02)       (0.01)       (0.01)       (0.02)       (0.05)
                                                              ------------------------------------------------------------
Net asset value, end of period                                $   1.00     $   1.00     $   1.00     $   1.00     $   1.00
                                                              ------------------------------------------------------------
Total return                                                     1.71%        0.54%        0.95%        1.94%        5.52%
                                                              ------------------------------------------------------------
Ratios/Supplemental Data
Net assets, end of period (in millions)                       $   517      $   587     $   1,011     $    938     $    865
Ratio of expenses to average net assets                          0.50%        0.51%        0.50%        0.51%        0.50%
Ratio of net investment income to average net assets             1.69%        0.54%        0.94%        1.91%        5.33%



PROSPECTUS, OCTOBER 31, 2005

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Per share income and capital changes for a share outstanding throughout the period.

UMB SCOUT TAX-FREE MONEY MARKET FUND


--------------------------------------------------------------------------------------------------------------------------
                                                                               FOR THE PERIODS ENDED JUNE 30,
                                                                 2005         2004         2003         2002         2001
--------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period                          $   1.00     $   1.00     $   1.00     $   1.00     $   1.00
                                                              ------------------------------------------------------------
  Income from investment operations:
    Net investment income                                         0.01           --         0.01         0.01         0.03
  Distributions from:
    Net investment income                                        (0.01)          --        (0.01)       (0.01)       (0.03)
                                                              ------------------------------------------------------------
Net asset value, end of period                                $   1.00     $   1.00     $   1.00     $   1.00     $   1.00
                                                              ------------------------------------------------------------
Total return                                                     1.25%        0.42%        0.71%        1.23%        3.25%
                                                              ------------------------------------------------------------
Ratios/Supplemental Data
Net assets, end of period (in millions)                        $   147      $   146      $   197      $   175      $   146
Ratio of expenses to average net assets                          0.51%        0.51%        0.51%        0.51%        0.51%
Ratio of net investment income to average net assets             1.24%        0.42%        0.70%        1.19%        3.17%


UMB SCOUT FUNDS

--------------------------------------------------------------------------------
BEFORE YOU INVEST
--------------------------------------------------------------------------------
PROSPECTUS. This Prospectus contains important information about the Funds. Please read it carefully before you decide to invest.

ACCOUNT REGISTRATION. Once you have decided which Fund or Funds to invest in, you must select the appropriate form of account registration. There are many different types of mutual fund ownership. How you register your account with the Funds can affect your legal interests, as well as the rights and interests of your family and beneficiaries. You should always consult with your legal and/or tax advisor to determine what form of account registration best meets your needs.

Available forms of registration include:

     o INDIVIDUAL OWNERSHIP. If you have reached the legal age of majority in your state of residence, you may open an individual account.

     o JOINT OWNERSHIP. Two or more individuals may open an account together as joint tenants with rights of survivorship, tenants in common or as community property.

     o CUSTODIAL ACCOUNT. You may open an account for a minor under the Uniform Gift to Minors Act/Uniform Transfer to Minors Act for your state of residence.

     o    CORPORATE/TRUST    OWNERSHIP.    Corporations,    trusts,   charitable
          organizations and other businesses may open accounts.

     o IRAS AND OTHER TAX-DEFERRED ACCOUNTS. The Funds offer a variety of retirement accounts for individuals. Please refer to "Retirement Account Options" below for more information about these types of accounts.

ACCOUNT MINIMUMS. You also must decide how much money to invest. The following chart shows you the minimum amounts that you will need to open or add to certain types of accounts.

--------------------------------------------------------------------------------------------
                                                 INITIAL MINIMUM        ADDITIONAL MINIMUM
TYPE OF ACCOUNT                                     PURCHASE                  PURCHASE
--------------------------------------------------------------------------------------------
Regular (Individual, joint, corporate or trust)      $1,000                     $100
--------------------------------------------------------------------------------------------
IRA (including spousal, Roth & SEP IRAs and
Coverdell Education Savings Accounts)                  $100                     $100
--------------------------------------------------------------------------------------------
Gifts to Minors (UGMA/UTMA)                            $250                     $100
--------------------------------------------------------------------------------------------
Automatic Investment Plan                              $100                      $50
--------------------------------------------------------------------------------------------
Exchanges                                            $1,000                   $1,000
--------------------------------------------------------------------------------------------


DETERMINING YOUR SHARE PRICE. The price at which you purchase and redeem a Fund's shares is called the Fund's net asset value per share ("NAV"). A Fund calculates its NAV by taking the total value of its assets, subtracting its liabilities, and dividing the total by the number of Fund shares that are outstanding. Each Fund calculates its NAV once daily, Monday through Friday, as of the close of trading on the New York Stock Exchange ("NYSE") (usually 3:00 p.m. Central Time) on days when the Fund is open for business. These are generally the same days that the NYSE is open for trading. The NYSE is closed on weekends, national holidays and Good Friday. The price of the shares you purchase or redeem will be the next NAV calculated after your order is received in good order by the Funds' Transfer Agent. "Good order" means that the account application has been properly completed and signed and payment for the shares has been made (instructions for purchasing shares can be found on page 13). Additional requirements for "good order" can be found in the "Customer Identification Program" section of the Prospectus. Certain intermediaries that have made satisfactory contractual arrangements are authorized to accept purchase, redemption or exchange orders for Fund shares. In such cases, when the intermediaries have received your order (and payment if necessary) prior to the close of trading on the NYSE, we process the order at the NAV per share next calculated after receipt of the order by the intermediary. The Funds reserve the right to cease, or to advance the


PROSPECTUS, OCTOBER 31, 2005
time for, accepting purchase, redemption or exchange orders to be calculated at the same day's NAV when the NYSE closes early as a result of unusual weather or other conditions.

Short-term instruments maturing within 60 days may be valued at amortized cost. The UMB Scout Tax-Free Money Market Fund and the Portfolios of the UMB Scout Money Market Fund value assets on the basis of amortized cost.

A Fund will also value a security at fair value when significant events that materially affect the security's price occur after the last available market price and before the Fund calculates its NAV.

--------------------------------------------------------------------------------
BUYING SHARES
--------------------------------------------------------------------------------

You can buy shares directly from the Funds or through a financial services agent such as a bank, financial or investment advisor or broker-dealer, or other institution that the Funds have authorized to sell shares. If you maintain certain accounts at UMB Bank, n.a., or another institution (such as a bank or broker-dealer) that has entered into an agreement with the UMB Scout Funds to provide services to its shareholders, you may purchase shares through your institution in accordance with its procedures. Please see "Transactions Through UMB Bank, n.a. and Other Institutions" below for more details.

UMB SCOUT FUNDS

TO OPEN AN ACCOUNT OR BUY ADDITIONAL SHARES DIRECTLY FROM THE FUNDS, JUST FOLLOW THESE STEPS:

--------------------------------------------------------------------------------
TO OPEN AN ACCOUNT
--------------------------------------------------------------------------------

BY MAIL:

o Complete and sign the account application or an IRA application. If you don't complete the application prop erly, your purchase may be delayed or rejected.

o Make your check payable to the "UMB Scout Funds." The Funds do not accept cash, money orders, third party checks, travelers checks, credit card checks, checks drawn on banks outside the United States or other checks deemed to be high risk.

o For IRA accounts, please specify the year for which the contribution is made.

--------------------------------------------------------------------------------

MAIL YOUR APPLICATION AND CHECK TO:

UMB Scout Funds
P.O. Box 1241
Milwaukee, WI 53201-1241

--------------------------------------------------------------------------------

By overnight courier, send to:
UMB Scout Funds
803 West Michigan Street, Suite A
Milwaukee, WI 53233-2301

--------------------------------------------------------------------------------

BY TELEPHONE:

You may not make your initial purchase by telephone.

--------------------------------------------------------------------------------

BY WIRE:

o    To  purchase  shares by wire,  the  Transfer  Agent  must have  received  a
     completed   application   and  issued  an  account   number  to  you.  Call
     1-800-996-2862 for instructions prior to wiring the funds.

o    Send your investment to UMB Bank, n.a. with these instructions:
     UMB Bank, n.a.
     ABA# 101000695
     For Credit to the UMB Scout Funds
     A/C# 9871062406
     For further credit to: investor account number; name(s) of investor(s); SSN or TIN; name of Fund to be purchased.

--------------------------------------------------------------------------------

ONLINE:

Visit the UMB Scout Funds' web site, complete and electronically submit the online application. Accounts for third parties, trusts, corporations, partnerships and other entities may not be opened online and are not eligible for online transactions.

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
TO ADD TO AN ACCOUNT
--------------------------------------------------------------------------------

BY MAIL:

o Complete the investment slip that is included in your account statement and write your account number on your check.

o If you no longer have your investment slip, please reference your name, account number and address on your check, and the name of the Fund(s) in which you want to invest.

o    Make your check payable to the "UMB Scout Funds."

--------------------------------------------------------------------------------

MAIL THE SLIP AND CHECK TO:

UMB Scout Funds
P.O. Box 1241
Milwaukee, WI 53201-1241

--------------------------------------------------------------------------------

BY OVERNIGHT COURIER, SEND TO:
UMB Scout Funds
803 West Michigan Street, Suite A
Milwaukee, WI 53233-2301

--------------------------------------------------------------------------------

BY TELEPHONE:

o You automatically have the privilege to purchase additional shares by telephone unless you have declined this service on your account application. You may call 1-800-996-2862 to purchase shares in an existing account.

o Investments made by electronic funds transfer must be in amounts of at least $100 and not greater than $50,000.

--------------------------------------------------------------------------------

BY WIRE:

Send your investment to UMB Bank, n.a. by following the instructions listed in the column to the left.

--------------------------------------------------------------------------------

ONLINE:

Visit the UMB Scout Funds' web site and complete the online form to add to your account in amounts of $100 or more.

--------------------------------------------------------------------------------

PROSPECTUS, OCTOBER 31, 2005

If your purchase request is received by the Funds' Transfer Agent or other authorized agent before close of trading on the NYSE (usually 3:00 p.m. Central
Time) on a day when the Funds are open for business, your request will be executed at that day's NAV, provided that your application is in good order. If your request is received after the close of trading, it will be priced at the next business day's NAV. Shares purchased by wire will receive the NAV next determined after the Transfer Agent receives your wired funds and all required information is provided in the wire instructions. The Funds reserve the right to modify the terms and conditions of purchase transactions at any time, without prior notice.

CUSTOMER IDENTIFICATION PROGRAM

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, your date of birth (for a natural person), your residential address or principal place of business, (as the case may be), and mailing address, if different, as well as your Taxpayer Identification Number (or Social Security Number). Additional information is required for corporations, partnerships, trusts and other entities. Applications without such information will not be considered in good order. The Funds reserve the right to deny applications or redeem your account if the application is not in good order or they are unable to verify your identity.

AUTOMATIC INVESTMENT PLAN (AIP)

To make regular investing more convenient, you can open an AIP with an initial investment of $100 and a minimum of $50 per transaction after you start your plan. Purchases made pursuant to an AIP may not exceed $50,000 per transaction. You tell us how much to invest for you every month or quarter. On the day you select (you may choose the 5th, 10th, 15th, 20th, or 25th of the month), that amount is automatically transferred from your checking or savings account. There is no fee for this service, but if there is not enough money in your bank account to cover the withdrawal you will be charged $20, your purchase will be cancelled, your AIP will be terminated and you will be responsible for any resulting losses to the Funds. Your AIP will also be terminated in the event two successive mailings to you are returned by the United States Post Office as undeliverable. If this occurs, you must call or write to reinstate your AIP. You can terminate your AIP at any time by calling the Funds at least five business days before your next scheduled withdrawal date. To implement this plan, please fill out the appropriate area of your application, or call 1-800-996-2862 for assistance.

ADDITIONAL PURCHASE INFORMATION

o    The Funds no longer issue certificates for shares.

o If your check or ACH purchase does not clear for any reason, your purchase will be cancelled. You will be responsible for any resulting losses or expenses (including a $20 fee) incurred by the Fund or the Transfer Agent. The Fund may redeem shares you own in this or another identically registered UMB Scout Funds account as reimbursement for any such losses.

o You must provide the Funds with a Social Security Number or Taxpayer Identification Number and certify that the number is correct, as well as certify that you are a United States person (including a U.S. resident alien) and that you are not subject to backup withholding before your account can be established. If you do not provide these certifications on your account application, the Funds will be required to withhold and remit to the IRS a percentage of dividends, capital gains distributions and redemptions as set forth in applicable IRS Rules and Regulations. The Funds must also withhold if the IRS instructs them to do so.

o    The  Funds  are only  offered  to  residents  of the  United  States.  This
     Prospectus should not be considered a solicitation to buy or an offer to sell shares of the Funds in any jurisdiction where it would be unlawful to do so under the securities laws of that jurisdiction.

o The Funds will not accept your application if you are investing for another person as attorney-in-fact. The Funds will not accept applications that list "Power of Attorney" or "POA" in the registration section.

o Once you place your order, you may not cancel or revoke it. The Funds may reject a purchase order for any reason.

UMB SCOUT FUNDS

TRANSACTIONS THROUGH UMB BANK, N.A. AND OTHER INSTITUTIONS. In addition to purchasing shares from the Funds, you may invest through a financial services agent such as a bank, financial or investment advisor or broker-dealer. UMB Bank, n.a. trust department customers may purchase shares through their qualified accounts and should consult with their account officer for additional information and instructions. Customers of other financial services agents should contact their account officers for appropriate purchase instructions. Please note that your financial services agent may charge transaction and other fees and may set different minimum investments or limitations on buying and selling shares than those described in the Prospectus. In addition, these intermediaries may place limits on your ability to use services the Funds offer. To determine whether you may purchase shares through your institution, contact your institution directly.

The Advisor, from its own resources, may make payments to financial service agents as compensation for access to platforms or programs that facilitate the sale or distribution of mutual fund shares, and for related services provided in connection with such platforms and programs. This includes fees paid to UMB Scout Brokerage Services, Inc. and UMB Bank, n.a. on UMB Scout Fund shares held in customer accounts for services rendered.

--------------------------------------------------------------------------------
SELLING SHARES
--------------------------------------------------------------------------------
When you purchase your shares directly from the UMB Scout Funds, you may redeem or exchange shares by the methods described below. You may also use any of these methods if you purchase your shares through an account at UMB Bank, n.a., or another financial services agent and you appear on the Funds' records as the registered account holder. These redemption instructions do not apply to Fund shares held in an omnibus account. You may redeem your shares of a Fund on any day the Fund is open for business by following the instructions below. You may elect to have redemption proceeds sent to you by check, wire or electronic funds transfer. There is a $13 fee for each wire transfer. The Funds normally pay redemption proceeds within two business days, but may take up to 15 days.

BY MAIL

o Send a letter of instruction that includes your account number, the Fund name, the dollar value or number of shares you want to redeem, and how and where to send the proceeds.

o Sign the request exactly as the shares are registered. All account owners must sign.

o    Include a Medallion signature guarantee, if necessary (see page 16).

o    Send your request to:

REGULAR MAIL                          OVERNIGHT COURIER

UMB Scout Funds                       UMB Scout Funds
P.O. Box 1241                         803 West Michigan Street, Suite A
Milwaukee, WI 53201-1241              Milwaukee, WI 53233-2301

BY TELEPHONE

o You automatically have the privilege to redeem shares by telephone unless you have declined this option on your account application.

o Call 1-800-996-2862, between 7:00 a.m. and 7:00 p.m. Central Time. You may redeem as little as $500 but no more than $50,000.

ONLINE

o If you have registered for online transaction privileges, you may redeem shares online for any amount between $500 and $50,000.

Redemption requests received in "good order" before the close of the NYSE (usually 3:00 p.m. Central Time) on any day that the Funds are open for business will be processed at that day's NAV. "Good order" means that all shares are paid for, and that you have included all required documentation along with any required Medallion signature guarantees. If you are attempting to redeem from unsettled purchases or uncollected funds, your requests will be returned to you.

Please note that the Funds may require additional documents for redemptions by corporations, executors, administrators, trustees, guardians or other fiduciaries. If you have any questions about how to redeem shares, or to determine if a Medallion signature guarantee or other documentation is required, please call 1-800-996-2862.

PROSPECTUS, OCTOBER 31, 2005

SYSTEMATIC WITHDRAWAL PLAN (SWP)

You can have shares automatically redeemed from your account on a regular basis by using our SWP. You may take systematic withdrawals of between $50 and $50,000 on a monthly or quarterly basis, on the 5th, 10th, 15th, 20th, or 25th of the month. The proceeds of a withdrawal can be sent to your address of record, sent by electronic transfer to your bank or invested in another UMB Scout Fund (minimum for auto-exchanges is $100). This plan may be a useful way to deal with mandatory withdrawals from an IRA. If you want to implement this plan, please fill out the appropriate area of your application or call 1-800-996-2862 for assistance.

ADDITIONAL REDEMPTION PROVISIONS

o Once we receive your order to redeem shares, you may not revoke or cancel it. We cannot accept an order to redeem that specifies a particular date, price or any other special conditions.

o If your redemption request exceeds the amount that you currently have in your account, your entire account will be redeemed. Any Fund services that you have selected, such as SWPs or AIPs, will be cancelled.

o If you request that your redemption be sent via overnight delivery, we will deduct $15 from your account to cover the associated costs.

o The Funds reserve the right to suspend the redemption of Fund shares when the securities markets are closed, trading is restricted for any reason, an emergency exists and disposal of securities owned by a Fund is not reasonably practicable, a Fund cannot fairly determine the value of its net assets or the Securities and Exchange Commission permits the suspension of the right of redemption or the postponement of the date of payment of a redemption.

o Under certain circumstances, a Fund may pay your redemption "in kind." This means that the Fund may pay you in portfolio securities rather than cash. If this occurs, you may incur transaction costs when you sell the securities you receive.

REDEEMING AND EXCHANGING THROUGH UMB BANK, N.A. AND OTHER INSTITUTIONS
If you purchase your shares through an account at UMB Bank, n.a. or another financial services agent, you must redeem or exchange them in accordance with the instructions governing that account. You should direct questions regarding these types of redemptions or exchanges to your account representative. Please note that when shares are purchased through UMB Bank, n.a. or another institution, you may be charged a fee by that institution for providing services in connection with your account.

TELEPHONE TRANSACTIONS

o In times of drastic economic or market conditions, you may have difficulty redeeming shares by telephone. The Funds reserve the right to temporarily discontinue or limit the telephone purchase, redemption or exchange privileges at any time during such periods.

o The Funds reserve the right to refuse a telephone redemption request if it believes it is advisable to do so. The Funds use procedures reasonably designed to confirm that telephone redemption instructions are genuine. These may include recording telephone transactions, testing the identity of the caller by asking for account information and sending prompt written confirmations. The Funds may implement other procedures from time to time. If these procedures are followed, the Funds and their service providers will not be liable for any losses due to unauthorized or fraudulent instructions.

MEDALLION SIGNATURE GUARANTEES

The Funds will require the Medallion signature guarantee of each account owner in the following situations:

o    to change ownership on your account;

o to send redemption proceeds to a different address than is currently on the account;

o    to have the proceeds paid to someone other than the account's owner;

o to transmit redemption proceeds by federal funds wire or ACH to a bank other than your bank of record;

o    to add check-writing privileges;

                                                                 UMB SCOUT FUNDS

o    to add telephone privileges;

o    to change the name on your account due to marriage or divorce;

o to transfer your UMB Scout Funds IRA to another fund family (on the IRA transfer form);

o if a change of address request has been received by the Transfer Agent within the last 60 days; or

o    if your redemption is for $50,000 or more.

A Medallion signature guarantee request may not be sent by facsimile.

The Funds require Medallion signature guarantees to protect both you and the Funds from possible fraudulent requests to redeem shares. You can obtain a Medallion signature guarantee from most broker-dealers, national or state banks, credit unions, federal savings and loan associations or other eligible institutions. A notary public is not an acceptable signature guarantor. Medallion signature guarantee requirements also apply to certain transactions on accounts involving executors, administrators, trustees or guardians. To determine if a Medallion signature guarantee is required, please call 1-800-996-2862.

SMALL ACCOUNTS. All UMB Scout Funds account owners share the high cost of maintaining accounts with low balances. To reduce this cost, the Funds reserve the right to close an account when your account balance falls below $1,000 (or the specified account minimum investment) for reasons other than a change in the market value. We will notify you in writing before we close your account, and you will have 60 days to add additional money to bring the balance up to $1,000. This provision does not apply to accounts held through financial services agents, retirement plan accounts, active AIPs or UGMA/UTMA accounts.

--------------------------------------------------------------------------------
EXCHANGING SHARES
--------------------------------------------------------------------------------

Fund to Fund Exchange. You may exchange shares in one Fund for shares in another UMB Scout Fund in writing, online, or by calling the Transfer Agent at 1-800-996-2862 between 7:00 a.m. and 7:00 p.m. Central Time. The minimum amount you may exchange is $1,000 (or the initial minimum investment requirement).

The following additional rules and guidelines apply:

o    Each account must be registered identically.

o You must meet the Fund's initial and subsequent investment minimums; the shares of the account you are exchanging in/out of must have a value of at least $2,500 when initiating an automatic exchange.

o You may only exchange into Funds that are legally available for sale in your state.

o You may open a new account or purchase additional shares by exchanging shares from an existing Fund account. New accounts opened by exchange will have the same registration as the existing account and are subject to the minimum initial investment requirements.

Additional documentation and a Medallion signature guarantee may be required for exchange requests from accounts registered in the name of a corporation, partnership or fiduciary. Please call 1-800-996-2862 to determine if a Medallion signature guarantee or other documentation is required.

If your order is received before close of trading on the NYSE (usually 3:00 p.m. Central Time) it will be processed at that day's NAV. Please note that the exchange of shares results in the sale of one Fund's shares and the purchase of another Fund's shares. As a result, an exchange could result in a gain or loss and a taxable event for you. The Funds may change or temporarily suspend the exchange privilege during unusual market conditions.

AUTOMATIC EXCHANGES

You can authorize automatic monthly exchanges ranging from $100 to $50,000 from one UMB Scout Funds account to another identically registered UMB Scout Funds account. The exchange will take place on the 5th, 10th, 15th, 20th, or 25th of the month, as selected by you. Exchanges will continue until all shares have been exchanged or until you terminate the service. You must own shares in an open account valued at $2,500 or more when you first authorize monthly exchanges. To implement this plan, please fill out the appropriate area of your application, or call 1-800-996-2862 for assistance.

PROSPECTUS, OCTOBER 31, 2005

MAKING CHANGES TO YOUR ACCOUNT

You may call or write us to make changes to your account.

NAME CHANGES. If your name has changed due to marriage or divorce, send us a letter of instruction signed with both your old and new names. Include a certified copy of your marriage certificate or divorce decree, as applicable, or have your signatures Medallion guaranteed.

ADDRESS CHANGES. The easiest way to notify us is to return the stub from a recent confirmation or statement. You can also call the Transfer Agent with any changes at 1-800-996-2862.

TRANSFER OF ACCOUNT OWNERSHIP. Send us a letter including your account number, number of shares or dollar amount that are being transferred along with the name, date of birth, address and Social Security Number of the person to whom the shares are being transferred. The letter must be signed by all living registered owners. You will also need to include a Medallion signature guarantee. Corporations, businesses and trusts may have to provide additional documents. In order to avoid delays in processing account transfers, please call the Transfer Agent at 1-800-996-2862 to determine what additional documents are required.

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SPECIAL FEATURES AND SERVICES
--------------------------------------------------------------------------------

RETIREMENT AND SAVINGS ACCOUNT OPTIONS

The Funds offer a variety of retirement and savings accounts for which UMB Bank, n.a. serves as trustee or custodian. These accounts may offer tax advantages. For information on establishing retirement accounts, please call 1-800-996-2862. You should consult with your legal and/or tax advisor before you establish a retirement account.

The UMB Scout Funds currently offer the following kinds of retirement plans and savings account:

o    Traditional IRA (including spousal IRA)

o    Rollover IRA

o    Roth IRA

o    SEP-IRA

o    Coverdell Education Savings Account

ACH TRANSACTIONS

If you would like to purchase shares electronically or have redemption proceeds sent directly to your bank account, you must first have certain bank account information on file with us so that funds can be transferred electronically between your mutual fund and bank accounts. There is no charge to you for this procedure. You can establish this privilege by filling out the appropriate section of your account application. If you did not select the electronic purchase or redemption options on your original application, call us at 1-800-996-2862. Subsequent ACH transactions placed by telephone must be for at least $100 and may not exceed $50,000.

AUTOMATED TELEPHONE SERVICE

The Funds offer 24-hour, seven days a week access to Fund and account information via a toll-free line. The system provides total returns, share prices and price changes for the Funds, gives you account balances and history (e.g., last transaction, portfolio manager perspective and latest dividend distribution) and allows you to transact on your account. To access the automated system, please call 1-800-996-2862.

WEB SITE

You can obtain the most current Prospectus and shareholder reports for the Funds, as well as current performance information, applications and other Fund information by visiting the Funds' web site at umbscoutfunds.com.

In addition, you may enroll on the Funds' web site to establish online transaction privileges, which will enable you to buy, sell or exchange shares of the Funds online. In order to conduct online transactions, you must have telephone transaction privileges. You will be required to enter into a user's agreement during the enrollment process

                                                                 UMB SCOUT FUNDS
in order to initiate online transaction privileges. Payment for purchase of shares online may be made only through an ACH debit of your bank account. Therefore, to purchase shares online, you must also have ACH instructions on your account. If you open an account online, any redemption proceeds will only be sent to you via ACH or wire to the account from which the initial proceeds were drawn. Otherwise, redemption proceeds may be sent by check, wire or ACH transfer to the address or bank account of record.

You should be aware that the Internet is an unsecured, unstable and unregulated environment. Your ability to use the Funds' web site for transactions is dependent upon the Internet and equipment, software, systems, data and services provided by various vendors and third parties. While the Funds and their service providers have established certain security procedures, the Funds, their Distributor and their Transfer Agent cannot assure you that inquiries, account information or trading activity will be completely secure. There may also be delays, malfunctions or other inconveniences generally associated with this medium. There may also be times when the Funds' web site is unavailable for transactions or other purposes. Should this occur, you should consider buying, selling or exchanging shares by another method. Neither the Funds, their Transfer Agent or Distributor will be liable for any such delays or malfunctions or unauthorized interception or access to communications or account information. In addition, neither the Funds, their Transfer Agent or Distributor will be liable for any loss, liability, cost or expense for following instructions communicated through the Internet, including fraudulent or unauthorized instructions.

CHECK WRITING

Check writing allows you to redeem shares of a Fund by writing a check. Each check must be for an amount of at least $500 up to $50,000. To select this option, please complete the appropriate section when filling out your application. You will receive special checks from the Funds' Transfer Agent. If you did not select the check writing option at the time you filled out your original application, please call 1-800-996-2862 for assistance.

--------------------------------------------------------------------------------
OTHER SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

SHAREHOLDER COMMUNICATIONS

CONFIRMATIONS. You will receive a confirmation each time you buy, sell or exchange Fund shares. AIP participants receive quarterly confirmations of all automatic transactions.

QUARTERLY AND ANNUAL STATEMENTS. You will receive a quarterly statement listing all distributions, purchases and redemptions of UMB Scout Fund shares for the preceding calendar quarter. Your December statement will include a listing of all transactions for the entire year.

Please review your statement and notify us immediately if there are any discrepancies in the information. You must contact the Funds in writing regarding any errors or discrepancies on your statement within 90 days of the date of the statement confirming a transaction. The Funds reserve the right to deny your ability to refute a transaction if you fail to notify the Funds within such 90 day time period.

SEMIANNUAL AND ANNUAL REPORTS. The Funds send Semiannual and Annual Reports to their shareholders. These reports provide financial information on your investments and give you a "snapshot" of the Funds' portfolio holdings at the end of their semiannual and fiscal year periods. Additionally, the Annual Report discusses the factors that materially affected the Funds' performance for their most recently completed fiscal year, including relevant market conditions and the investment strategies and techniques that were used.

PROSPECTUS. Each year, the Funds will send all record shareholders a new Prospectus. Please read the Prospectus and keep it for future reference.

FORM 1099. Each year you will receive a Form 1099-DIV, showing the source of distributions for the preceding year, and a Form 1099-B showing shares you sold during the year.

FORM 5498. If you contributed to an IRA during the year you will receive a Form 5498 verifying your contribution.

You may elect to receive confirmations, statements and/or Annual and Semiannual reports via email by completing and submitting the consent form on the Funds' web site.

PROSPECTUS, OCTOBER 31, 2005

HOUSEHOLDING

To help lower the Funds' expenses, we attempt to eliminate duplicate mailings of Prospectuses, Annual and Semiannual Reports to shareholders. When two or more Fund shareholders have the same last name and address, we may send just one copy of a Prospectus, Annual or Semiannual Report to that address rather than mailing separate documents to each shareholder. You can elect to receive individual copies of these regulatory mailings at any time by calling 1-800-996-2862. The Funds will begin sending you individual copies of these regulatory mailings within 30 days after your request.

TRANSACTIONS THROUGH FINANCIAL SERVICES AGENTS AND SUB-AGENTS

The Funds may authorize one or more brokers or other financial services agents or sub-agents to accept purchase, redemption and exchange orders on the Funds' behalf. In these cases, a Fund will be deemed to have received an order when an authorized financial services agent or sub-agent accepts the order, and your order will be priced at the Fund's NAV next computed after it is received in good order by the financial services agent or sub-agent. The Funds have agreed to allow some service providers to enter purchase orders for their customers by telephone, with payment to follow. Designated financial services agents and sub-agents are contractually obligated and responsible for transmitting orders that are accepted by them prior to the close of trading on the NYSE (usually 3:00 p.m. Central Time) and payment for the purchase of shares to the Transfer Agent within the time period agreed upon by them. If payment is not received within the time specified, your transaction may be cancelled, and the financial services agent will be held responsible for any resulting fees or losses.

--------------------------------------------------------------------------------
DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS

Each Fund intends to distribute virtually all of its net investment income and net realized capital gains at least once a year. The Funds will automatically reinvest your dividends and capital gains distributions in additional Fund shares unless you elect to have them paid to you in cash or directed toward an investment in another UMB Scout Fund. If you elect to have your distributions paid in cash, the Funds will send a check to your address of record.

A dividend from net investment income represents the income a Fund earns from dividends and interest received on its investments, after payment of the Fund's expenses. A capital gain arises from the increase in the value of a security that a Fund holds. A Fund's gain is "unrealized" until it sells a portfolio security. Each realized capital gain is either short-term or long-term, depending on whether the Fund held the security for one year or less or more than one year.

The UMB Scout Tax-Free Money Market Fund, the UMB Scout Money Market Fund - Federal Portfolio and UMB Scout Money Market Fund - Prime Portfolio will declare a dividend every business day, equal to substantially all of their undistributed net investment income which is pro-rated daily among the shares eligible to receive it. Daily dividends are accumulated and paid monthly. These Funds' policies relating to maturities make it unlikely that they will have capital gains or losses.

TAXES

If you are a taxable investor, Fund distributions are taxable to you at either ordinary income or capital gains tax rates. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. Every January, you will receive a statement that shows the tax status of distributions you received for the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December.

For federal income tax purposes, Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your shares. A portion of income dividends designated by certain Funds may be qualified dividend income eligible for taxation by individual shareholders at long-term capital gain rates, provided certain holding period requirements are met.

UMB SCOUT FUNDS

When you redeem your shares of a Fund, you may realize a capital gain or loss. For tax purposes, an exchange of your Fund shares for shares of a different UMB Scout Fund is the same as a redemption. The individual tax rate on any gain from the redemption or exchange of your Fund shares depends on your marginal tax bracket and on how long the shares have been held. However, because the UMB Scout Money Market Fund - Federal Portfolio, UMB Scout Money Market Fund - Prime Portfolio and the UMB Scout Tax-Free Money Market Fund expect to maintain a $1.00 NAV per share, investors in these Funds should not have any gain or loss on the redemption of such shares.

Many states grant tax-free status to dividends paid from interest earned on direct obligations of the United States government, subject to certain restrictions.

Fund distributions and gains from the redemption or exchange of your Fund shares generally will be subject to state and local income tax. Non-United States investors may be subject to United States withholding and estate tax, and are subject to special United States tax certification requirements.

If you do not provide a Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains or proceeds from the sale of your shares. A Fund also must withhold if the IRS instructs it to do so.

ADDITIONAL INFORMATION ABOUT THE UMB SCOUT TAX-FREE MONEY MARKET Fund. Distributions from the UMB Scout Tax-Free Money Market Fund will consist primarily of exempt-interest dividends from interest earned on municipal securities. In general, exempt-interest dividends are exempt from federal income tax. However, the Fund may invest a portion of its assets in securities that pay income that is not tax-exempt. Fund distributions from such income are taxable to you as ordinary dividends.

Exempt-interest dividends paid by the UMB Scout Tax-Free Money Market Fund are taken into account when determining the taxable portion of an investor's Social Security or railroad retirement benefits. The Fund may invest a portion of its assets in private activity bonds. The income from these bonds will be a preference item when determining an investor's Alternative Minimum Tax.

Exempt-interest dividends from interest earned on municipal securities of a state, or of its political subdivisions, generally will be exempt from that state's personal income taxes. Most states, however, do not grant tax-free treatment to interest on investments in municipal securities of other states.

This tax information provides only a general overview. It does not apply if you invest in a Fund through a tax-deferred retirement account such as an IRA. You should consult your tax advisor about the federal, state, local or foreign tax consequences of your investment in a Fund.



PROSPECTUS, OCTOBER 31, 2005

UMB SCOUT FUNDS
  100% No-Load Mutual Funds
  Money Market Fund - Federal Portfolio (UMFXX)
  Money Market Fund - Prime Portfolio (UMPXX)
  Tax-Free Money Market Fund (UMTXX)

INVESTMENT ADVISOR
  Scout Investment Advisors, Inc.
  Kansas City, Missouri

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
  BKD, LLP
  Houston, Texas

LEGAL COUNSEL
  Stradley, Ronon, Stevens & Young, LLP
  Philadelphia, Pennsylvania

CUSTODIAN
  UMB Bank, n.a.
  Kansas City, Missouri

DISTRIBUTOR
  UMB Distribution Services, LLC
  Milwaukee, Wisconsin

TRANSFER AGENT
  UMB Fund Services, Inc.
  Milwaukee, Wisconsin

UMB SCOUT FUNDS [LOGO]
P.O. Box 1241
Milwaukee, WI 53201-1241

TOLL FREE 800-996-2862

umbscoutfunds.com

"UMB," "Scout" and the Scout design are registered service marks of UMB Financial Corporation.




ADDITIONAL INFORMATION

The Statement of Additional Information ("SAI") contains additional information about the Funds and is incorporated by reference into this Prospectus. The Funds' Annual and Semiannual Reports to shareholders contain additional information about the Funds' investments. In the Funds' Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year.

You may obtain a free copy of these documents by contacting the Funds by telephone, mail or e-mail as provided on this page. You also may call the toll-free number provided to request other information about the Funds and to make shareholder inquiries.

Information about the Funds (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about the Funds are available in the EDGAR database on the SEC's Internet site at http://www.sec.gov. Copies of this information also may be obtained, upon payment of a duplicating fee, by electronic request at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, DC 20549-0102.

SEC REGISTRATION NUMBER

811-09813 UMB Scout Funds

                                     PART B

                                 UMB SCOUT FUNDS

                              UMB SCOUT STOCK FUND
                              UMB SCOUT GROWTH FUND
                            UMB SCOUT SMALL CAP FUND
                            UMB SCOUT WORLDWIDE FUND
                               UMB SCOUT BOND FUND
                      UMB SCOUT KANSAS TAX-EXEMPT BOND FUND
                 UMB SCOUT MONEY MARKET FUND - FEDERAL PORTFOLIO
                  UMB SCOUT MONEY MARKET FUND - PRIME PORTFOLIO
                      UMB SCOUT TAX-FREE MONEY MARKET FUND



                       STATEMENT OF ADDITIONAL INFORMATION


                                OCTOBER 31, 2005


This Statement of Additional Information (SAI) is not a Prospectus but should be read in conjunction with the Funds' current Prospectus dated October 31, 2005. To obtain a free copy of the Prospectus or any Annual or Semi-Annual Report to shareholders, please call the Funds toll-free at 1-800-996-2862.

The audited financial statements for the fiscal year ended June 30, 2005 of the UMB Scout Funds are incorporated into this SAI by reference to the Annual Report of UMB Scout Funds (File No. 811-09813) as filed with the Securities and Exchange Commission ("SEC") on September 7, 2005, and consist of the following:

     1.  Schedule of Investments at June 30, 2005
     2.  Statements of Assets and Liabilities at June 30, 2005
     3.  Statements of Operations for the Year Ended June 30, 2005
     4. Statements of Changes in Net Assets for the Years Ended June 30, 2005 and June 30, 2004
     5.  Financial Highlights
     6.  Notes to Financial Statements
     7. Report of Independent Registered Public Accounting Firm for the Annual Report dated June 30, 2005

"UMB" and "Scout" are registered service marks of UMB Financial Corporation.

                                TABLE OF CONTENTS
                                                                           Page
Introduction..................................................................1
INVESTMENT POLICIES...........................................................1
      Ability to Change Investment Objectives and Policies....................1
      Diversification.........................................................1
      The UMB Scout Stock Fund................................................1
      The UMB Scout Growth Fund
          (formerly, the UMB Scout Stock Select Fund).........................3
      The UMB Scout Small Cap Fund............................................5
      The UMB Scout WorldWide Fund............................................8
      The UMB Scout Bond Fund................................................11
      The UMB Scout Kansas Tax-Exempt Bond Fund..............................15
      The UMB Scout Money Market Fund - Federal Portfolio
          and The UMB Scout Money Market Fund - Prime Portfolio..............21
      The UMB Scout Tax-Free Money Market Fund...............................22
RISK FACTORS.................................................................23
      Risk Factors Applicable to Foreign Investments.........................23
      Risk Factors Applicable to Repurchase Agreements.......................23
      Risk Factors Applicable to Money Market Instruments....................23
      Risk Factors Applicable to Inverse Floaters............................24
      Risk Factors Applicable to Illiquid and Restricted Securities..........24
      Risk Factors Applicable to Investment Companies........................24
      Risk Factors Applicable to Securities Lending..........................24
      Risk Factors Applicable to Mortgage-Backed Securities..................24
INVESTMENT RESTRICTIONS......................................................25
PORTFOLIO TRANSACTIONS.......................................................29
PERFORMANCE COMPARISONS......................................................31
PURCHASE, REDEMPTION AND PRICING OF SHARES...................................31
DISCLOSURE OF PORTFOLIO HOLDINGS.............................................33
DIVIDENDS, DISTRIBUTIONS AND TAXES...........................................33
INVESTMENT ADVISOR...........................................................38
PORTFOLIO MANAGERS...........................................................40
OFFICERS AND TRUSTEES........................................................43
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SHARES..............................49
ADMINISTRATOR AND FUND ACCOUNTANT............................................50
DISTRIBUTOR..................................................................51
TRANSFER AGENT...............................................................51
CUSTODIAN....................................................................51
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM................................51
FUND COUNSEL.................................................................52
GENERAL INFORMATION AND HISTORY..............................................52
FIXED INCOME SECURITIES RATINGS..............................................54
MUNICIPAL SECURITIES RATINGS.................................................57

                                  INTRODUCTION

The investment companies within UMB Scout Funds are series of UMB Scout Funds, a Delaware statutory trust (the "Trust"). The Trust is registered and classified as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). Each separate series of the Trust (referred to as a "Fund" or, collectively, as the "Funds") operates as a separate mutual fund with shares that are offered for purchase and redemption on an ongoing basis. Each Fund's investment advisor is Scout Investment Advisors, Inc., a Missouri corporation (the "Advisor"), which is a wholly-owned subsidiary of UMB Bank, n.a.

This Statement of Additional Information (SAI) supplements the information contained in the combined Prospectus for the Funds. The Prospectus outlines the investment objectives, principal investment strategies and principal risks of the Funds, as well as various policies relating to the purchase and redemption of shares. This SAI contains additional information about the operation of the Funds, including additional information about:
o    Investment Policies
o    Risk Factors
o    Investment Restrictions

                               INVESTMENT POLICIES

ABILITY TO CHANGE INVESTMENT OBJECTIVES AND POLICIES

The Funds' investment objectives and policies, except for the diversification classification and 80% policies of the UMB Scout Kansas Tax-Exempt Bond Fund and the UMB Scout Tax-Free Money Market Fund, are matters of non-fundamental policy, which means that the Board of Trustees can modify these investment objectives and policies without obtaining the approval of shareholders. By establishing investment policies as non-fundamental, the Board has greater flexibility to implement investment policy changes that it deems to be advisable and in the best interests of shareholders. If the Board approves a change in a Fund's investment objective, shareholders will be given notice of the change prior to its implementation. Each Fund is also subject to certain fundamental investment restrictions that cannot be changed without shareholder approval, as required by law.

DIVERSIFICATION

All of the Funds except for the UMB Scout Kansas Tax-Exempt Bond Fund are classified under the 1940 Act as "diversified" funds. Under the 1940 Act, if a fund is classified as a diversified fund, it generally means that the fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in securities of any one issuer (except obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and securities issued by investment companies) or purchase more than 10% of the voting securities of any one issuer. A Fund may not change its classification from diversified to non-diversified unless the change is approved by a majority of the Fund's outstanding voting securities (as defined in the 1940 Act).

The UMB Scout Kansas Tax-Exempt Bond Fund is classified as a non-diversified fund under the 1940 Act. As a non-diversified fund, the Fund may not, with respect to 50% of its total assets, invest more than 5% of its total assets in securities of any one issuer (except obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and securities issued by investment companies). As to the other 50% of its total assets, the Fund may invest more than 5% (but not more than 25%) of its total assets in the securities of any issuer. The UMB Scout Kansas Tax-Exempt Bond Fund, as well as all of the other Funds, intend to satisfy the portfolio diversification requirements that are applicable to mutual funds under the Internal Revenue Code.

THE UMB SCOUT STOCK FUND

To seek its objective of long-term growth of capital and income, the UMB Scout Stock Fund normally invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in common stocks. Any change in the Fund's policy of investing 80% of its net assets in common stocks may not take effect until shareholders have received written notice of the change at least sixty (60) days before it occurs.

Common Stocks. Common stocks are equity securities that represent a proportionate share of the ownership of a company. The value of common stocks is based on the success of a company's business, any income paid to stockholders, the value of the company's assets, and general market conditions. In addition to common stocks, the Fund is authorized to invest, to a more limited extent, in preferred stocks, high grade fixed income securities, and preferred stocks or fixed income securities that are convertible into common stocks.

Money Market Investments. The Fund intends to hold some cash, short-term debt obligations, government securities or other high-quality money market investments for reserves to cover redemptions and unanticipated expenses. There may also be times when the Fund attempts to respond to adverse market, economic, political or other conditions by investing up to 100% of its assets in cash or in those types of money market investments for temporary, defensive purposes. During those times, the Fund will not be able to pursue its investment objective and, instead, will focus on preserving your investment. The types of short-term debt obligations, government securities or other high-quality money market investments readily changeable into cash in which the Fund may invest are:

     (1) direct obligations of the U.S. Government such as bills, notes and other debt securities issued by the U.S. Treasury;

     (2) certificates of deposit, bankers' acceptances and other short-term obligations issued domestically by U.S. commercial banks having assets of at least $1 billion and which are members of the Federal Deposit Insurance Corporation or holding companies of such banks;

     (3) commercial paper of companies rated P-2 or higher by Moody's Investor Service, Inc. ("Moody's") or A-2 or higher by Standard & Poor's Ratings Group ("S&P(R)"), or if not rated by either Moody's or S&P(R), a company's commercial paper may be purchased by the Funds if the company has an outstanding bond issue rated Aa or higher by Moody's or AA or higher by S&P(R);

     (4) short-term debt securities that are non-convertible, have one year or less remaining to maturity at the date of purchase, and are rated Aa or higher by Moody's or AA or higher by S&P(R);

     (5) negotiable certificates of deposit and other short-term debt obligations of savings and loan associations having assets of at least $1 billion and which are members of the Federal Home Loan Banks Association and insured by the Federal Savings and Loan Insurance Corporation; and

     (6) issues of the U.S. Treasury or U.S. government agencies that are subject to repurchase agreements.

Repurchase Agreements. A repurchase agreement involves the sale of securities to the Fund with the concurrent agreement by the seller to repurchase the securities at the Fund's cost plus interest at an agreed rate upon demand or within a specified time, thereby determining the yield during the Fund's period of ownership. The result is a fixed rate of return insulated from market fluctuations during such period. Under the 1940 Act, repurchase agreements are considered loans by the Fund. The Fund is specifically authorized to enter into repurchase agreements, notwithstanding the fundamental investment restriction that prohibits the Fund from making loans. The Fund will enter into repurchase agreements only with U.S. banks having assets in excess of $1 billion that are members of the Federal Deposit Insurance Corporation, and with certain securities dealers who meet the qualifications set from time to time by the Board of Trustees. The term to maturity of a repurchase agreement normally will be no longer than a few days.

Preferred Stocks. Preferred stocks also are equity securities. Generally, preferred stock receives dividends prior to distributions on common stock and usually has a priority of claim over common stockholders if the company is liquidated. Unlike common stock, preferred stock does not usually have voting rights; however, in some instances, preferred stock is convertible into common stock. In order to be payable, dividends on preferred stock must be declared by the company's board of directors. Dividends on the typical preferred stock are cumulative, causing dividends to accrue even if not declared by the board of directors. There is, however, no assurance that dividends will be declared by the boards of directors of companies of the preferred stocks in which the Fund may invest.

Fixed Income Securities. Fixed income or debt securities are issued by governments, government agencies, corporations and other business organizations, and the securities represent the obligation of the issuer to repay a loan of money to it, and generally pay interest to the holder. Bonds, notes and debentures are examples of debt securities. The Fund's investments in fixed income securities issued by corporations and other business organizations will be rated at the time of purchase within the top three classifications of Moody's (Aaa, Aa, and A) or S&P(R) (AAA, AA and A).


Convertible Securities. Convertible securities entitle the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible securities mature or are redeemed, converted or exchanged. Prior to conversion, convertible securities have characteristics similar to ordinary debt securities in that they normally provide a stable stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities rank senior to common stock in a corporation's capital structure and therefore generally entail less risk and may be less volatile than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security. In selecting convertible securities, the Advisor will consider, among other factors: the creditworthiness of the issuers of the securities; the interest or dividend income generated by the securities; the potential for capital appreciation of the securities and the underlying common stocks; the prices of the securities relative to other comparable securities and to the underlying common stocks; whether the securities are entitled to the benefits of sinking funds or other protective conditions; diversification of the Fund's portfolio as to issuers; and whether the securities are rated by a rating agency and, if so, the ratings assigned. The convertible securities in which the Fund may invest are rated, at the time of purchase, at least "A" or better by Moody's or S&P(R) or determined to be of comparable quality by the Advisor if the security in unrated.


Illiquid and Restricted Securities. The Fund may invest up to 15% of its net assets in securities that are considered to be illiquid (except that the Fund may not invest more than 10% of its net assets in repurchase agreements maturing in more than seven days). A security is considered to be illiquid if it cannot be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the security. Examples of illiquid securities include securities that have a limited trading market, securities that are sold in private placements without being registered for public sale under the Securities Act of 1933, as amended (the "1933 Act"), and are therefore subject to restrictions on resale, and other securities that are subject to restrictions on resale. Certain restricted securities such as commercial paper issued under Section 4(2) of the 1933 Act and domestically traded securities that are not registered under the 1933 Act, but are regularly traded among qualified institutional buyers because they are exempt from registration under 1933 Act Rule 144A, may be treated as liquid securities for purposes of the 15% limitation, as long as the Advisor determines, under the supervision of the Board, that an adequate trading market exists.

Other Investment Companies. The Fund is authorized to purchase shares of other investment companies, subject to certain percentage limits set forth in the 1940 Act. Specifically, the Fund may invest up to 5% of its total assets in the securities of any one investment company (or series thereof), but may not own more than 3% of any investment company (or series thereof) or invest more than 10% of its total assets in the securities of other investment companies (or series thereof). The Fund may, however, invest in other investment companies without regard to percentage limits in connection with a merger, reorganization, consolidation or other similar transaction.

Securities Lending. In order to generate additional income, the Fund may lend securites on a short-term basis to banks, broker-dealers or other qualified institutions. In exchange, the Fund will receive collateral equal to at least 100% of the value of the securites loaned. Securities lending may represent no more than one-third the value of the Fund's total assets (including the loan collateral). Any cash collateral received by the Fund in connection with these loans may be invested in U.S. government securities and other liquid high-grade debt obligations.

THE UMB SCOUT GROWTH FUND (FORMERLY, THE UMB SCOUT STOCK SELECT FUND)

To seek its objective of long-term growth of capital, the UMB Scout Growth Fund normally invests in a diversified portfolio consisting primarily of common stocks.

Common stocks. Common stocks are equity securities that represent a proportionate share of the ownership of a company. The value of common stocks is based on the success of a company's business, any income paid to stockholders, the value of the company's assets, and general market conditions. In addition to common stocks, the Fund is authorized to invest, to a more limited extent, in preferred stocks, high grade fixed income securities, and preferred stocks or fixed income securities that are convertible into common stocks.

Money Market Investments. The Fund intends to hold some cash, short-term debt obligations, government securities or other high-quality money market investments for reserves to cover redemptions and unanticipated expenses. There may also be times when the Fund attempts to respond to adverse market, economic, political or other conditions by investing up to 100% of its assets in cash or in those types of money market investments for temporary, defensive purposes. During those times, the Fund will not be able to pursue its investment objective and, instead, will focus on preserving your investment. The types of short-term debt obligations, government securities or other high-quality money market investments readily changeable into cash in which the Fund may invest are:

     (1) direct obligations of the U.S. Government such as bills, notes and other debt securities issued by the U.S. Treasury;

     (2) certificates of deposit, bankers' acceptances and other short-term obligations issued domestically by U.S. commercial banks having assets of at least $1 billion and which are members of the Federal Deposit Insurance Corporation or holding companies of such banks;

     (3) commercial paper of companies rated P-2 or higher by Moody's or A-2 or higher by S&P(R), or if not rated by either Moody's or S&P(R), a company's commercial paper may be purchased by the Funds if the company has an outstanding bond issue rated Aa or higher by Moody's or AA or higher by S&P(R);

     (4) short-term debt securities that are non-convertible, have one year or less remaining to maturity at the date of purchase, and are rated Aa or higher by Moody's or AA or higher by S&P(R);

     (5) negotiable certificates of deposit and other short-term debt obligations of savings and loan associations having assets of at least $1 billion and which are members of the Federal Home Loan Banks Association and insured by the Federal Savings and Loan Insurance Corporation; and

     (6) issues of the U.S. Treasury or U.S. government agencies that are subject to repurchase agreements.

Repurchase Agreements. A repurchase agreement involves the sale of securities to the Fund with the concurrent agreement by the seller to repurchase the securities at the Fund's cost plus interest at an agreed rate upon demand or within a specified time, thereby determining the yield during the Fund's period of ownership. The result is a fixed rate of return insulated from market fluctuations during such period. Under the 1940 Act, repurchase agreements are considered loans by the Fund. The Fund is specifically authorized to enter into repurchase agreements, notwithstanding the fundamental investment restriction that prohibits the Fund from making loans. The Fund will enter into repurchase agreements only with U.S. banks having assets in excess of $1 billion that are members of the Federal Deposit Insurance Corporation, and with certain securities dealers who meet the qualifications set from time to time by the Board of Trustees. The term to maturity of a repurchase agreement normally will be no longer than a few days.

Preferred Stocks. Preferred stocks also are equity securities. Generally, preferred stock receives dividends prior to distributions on common stock and usually has a priority of claim over common stockholders if the company is liquidated. Unlike common stock, preferred stock does not usually have voting rights; however, in some instances, preferred stock is convertible into common stock. In order to be payable, dividends on preferred stock must be declared by the company's board of directors. Dividends on the typical preferred stock are cumulative, causing dividends to accrue even if not declared by the board of directors. There is, however, no assurance that dividends will be declared by the boards of directors of companies of the preferred stocks in which the Fund may invest.

Fixed Income Securities. Fixed income or debt securities are issued by governments, government agencies, corporations and other business organizations, and the securities represent the obligation of the issuer to repay a loan of money to it, and generally pay interest to the holder. Bonds, notes and debentures are examples of debt securities. The Fund's investments in fixed income securities issued by corporations and other business organizations will be rated at the time of purchase within the top three classifications of Moody's (Aaa, Aa, and A) or S&P(R) (AAA, AA and A).


Convertible Securities. Convertible securities entitle the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible securities mature or are redeemed, converted or exchanged. Prior to conversion, convertible securities have characteristics similar to ordinary debt securities in that they normally provide a stable stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities rank senior to common stock in a corporation's capital structure and therefore generally entail less risk and may be less volatile than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security. In selecting convertible securities, the Advisor will consider, among other factors: the creditworthiness of the issuers of the securities; the interest or dividend income generated by the securities; the potential for capital appreciation of the securities and the underlying common stocks; the prices of the securities relative to other comparable securities and to the underlying common stocks; whether the securities are entitled to the benefits of sinking funds or other protective conditions; diversification of the Fund's portfolio as to issuers; and whether the securities are rated by a rating agency and, if so, the ratings assigned. The convertible securities in which the Fund may invest are rated, at the time of purchase, at least "A" or better by Moody's or S&P(R) or determined to be of comparable quality by the Advisor if the security in unrated.


Illiquid and Restricted Securities. The Fund may invest up to 15% of its net assets in securities that are considered to be illiquid. A security is considered to be illiquid if it cannot be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the security. Examples of illiquid securities include securities that have a limited trading market, securities that are sold in private placements without being registered for public sale under the 1933 Act, and are therefore subject to restrictions on resale, and other securities that are subject to restrictions on resale. Certain restricted securities such as commercial paper issued under Section 4(2) of the 1933 Act and domestically traded securities that are not registered under the 1933 Act, but are regularly traded among qualified institutional buyers because they are exempt from registration under 1933 Act Rule 144A, may be treated as liquid securities for purposes of the 15% limitation, as long as the Advisor determines, under the supervision of the Board, that an adequate trading market exists.

Other Investment Companies. The Fund is authorized to purchase shares of other investment companies, subject to certain percentage limits set forth in the 1940 Act. Specifically, the Fund may invest up to 5% of its total assets in the securities of any one investment company (or series thereof), but may not own more than 3% of any investment company (or series thereof) or invest more than 10% of its total assets in the securities of other investment companies (or series thereof). The Fund may, however, invest in other investment companies without regard to percentage limits in connection with a merger, reorganization, consolidation or other similar transaction.

Securities Lending. In order to generate additional income, the Fund may lend securities on a short-term basis to banks, broker-dealers or other qualified institutions. In exchange, the Fund will receive collateral equal to at least 100% of the value of the securities loaned. Securities lending may represent no more than one-third the value of the Fund's total assets (including the loan collateral). Any cash collateral received by the Fund in connection with these loans may be invested in U.S. government securities and other liquid high-grade debt obligations.

THE UMB SCOUT SMALL CAP FUND

The Fund's investment objective is long-term growth of capital. The Fund pursues its objective by investing, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in a diversified portfolio of small cap equity securities. Small cap equity securities are those securities issued by companies that, at the time of the investment, have a market capitalization of $1.8 billion or less. Any change in this 80% policy approved by the Board may not take effect until shareholders have received written notice of the change at least sixty (60) days before it occurs.

The Fund may invest in companies either located in or having a substantial portion of their business in the United States. The equity securities in which the Fund invests include common stocks, preferred stocks, and securities convertible into common stocks, rights and warrants. Common stocks are equity securities that represent a proportionate share of the ownership of a company. Their value is based on the success of the company's business, any income paid to stockholders, the value of the company's assets, and general market conditions.


The Fund also is authorized to purchase fixed income securities such as corporate bonds, U.S. government issues such as treasury bills, treasury notes and treasury bonds, or short-term money market instruments such as commercial paper, bankers' acceptances and certificates of deposit. The Fund may also invest, to a limited extent, in shares of ETFs that are intended to provide investment results that, before expenses, generally correspond to the price and yield performance of a particular market index.


Money Market Investments. The Fund intends to hold some cash, short-term debt obligations, government securities or other high-quality money market investments for reserves to cover redemptions and unanticipated expenses. There may also be times when the Fund attempts to respond to adverse market, economic, political or other conditions by investing up to 100% of its assets in cash or in those types of money market investments for temporary, defensive purposes. During those times, the Fund will not be able to pursue its investment objective and, instead, will focus on preserving your investment. The types of short-term debt obligations, government securities or other high-quality money market investments readily changeable into cash in which the Fund may invest are:

     (1) direct obligations of the U.S. Government such as bills, notes and other debt securities issued by the U.S. Treasury;

     (2) certificates of deposit, bankers' acceptances and other short-term obligations issued domestically by U.S. commercial banks having assets of at least $1 billion and which are members of the Federal Deposit Insurance Corporation or holding companies of such banks;

     (3) commercial paper of companies rated P-2 or higher by Moody's or A-2 or higher by S&P(R), or if not rated by either Moody's or S&P(R), a company's commercial paper may be purchased by the Fund if the company has an outstanding bond issue rated Aa or higher by Moody's or AA or higher by S&P(R);

     (4) short-term debt securities that are non-convertible, have one year or less remaining to maturity at the date of purchase, and are rated Aa or higher by Moody's or AA or higher by S&P(R);

     (5) negotiable certificates of deposit and other short-term debt obligations of savings and loan associations having assets of at least $1 billion, which are members of the Federal Home Loan Banks Association and insured by the Federal Savings and Loan Insurance Corporation; and

     (6) issues of the U.S. Treasury or U.S. government agencies that are subject to repurchase agreements.

Repurchase Agreements. A repurchase agreement involves the sale of securities to the Fund with the concurrent agreement by the seller to repurchase the securities at the Fund's cost plus interest at an agreed rate upon demand or within a specified time, thereby determining the yield during the Fund's period of ownership. The result is a fixed rate of return insulated from market fluctuations during such period. Under the 1940 Act, repurchase agreements are considered loans by the Fund. The Fund is specifically authorized to enter into repurchase agreements, notwithstanding the fundamental investment restriction that prohibits the Fund from making loans. The Fund will enter into repurchase agreements only with U.S. banks having assets in excess of $1 billion that are members of the Federal Deposit Insurance Corporation, and with certain securities dealers who meet the qualifications set from time to time by the Board of Trustees. The term to maturity of a repurchase agreement normally will be no longer than a few days.

Warrants and Rights. The Fund may purchase warrants and similar rights, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. The prices of warrants do not necessarily correlate with the prices of the underlying shares. The purchase of warrants involves the risk that the Fund could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security. Rights represent a preemptive right to purchase additional shares of stock at the time of new issuance, before stock is offered to the general public, so that the stockholder can retain the same ownership percentage after the offering.


Convertible Securities. Convertible securities entitle the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible securities mature or are redeemed, converted or exchanged. Prior to conversion, convertible securities have characteristics similar to ordinary debt securities in that they normally provide a stable stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities rank senior to common stock in a corporation's capital structure and therefore generally entail less risk and may be less volatile than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security. In selecting convertible securities, the Advisor will consider, among other factors: the creditworthiness of the issuers of the securities; the interest or dividend income generated by the securities; the potential for capital appreciation of the securities and the underlying common stocks; the prices of the securities relative to other comparable securities and to the underlying common stocks; whether the securities are entitled to the benefits of sinking funds or other protective conditions; diversification of the Fund's portfolio as to issuers; and whether the securities are rated by a rating agency and, if so, the ratings assigned. The convertible securities in which the Fund may invest are rated, at the time of purchase, at least "A" or better by Moody's or S&P(R) or determined to be of comparable quality by the Advisor if the security in unrated.


Illiquid and Restricted Securities. The Fund may invest up to 15% of its net assets in securities that are considered to be illiquid (except that the Fund may not invest more than 10% of its net assets in repurchase agreements maturing in more than seven days). A security is considered to be illiquid if it cannot be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the security. Examples of illiquid securities include securities that have a limited trading market, securities that are sold in private placements without being registered for public sale under the 1933 Act and are therefore subject to restrictions on resale, and other securities that are subject to restrictions on resale. Certain restricted securities such as commercial paper issued under Section 4(2) of the 1933 Act and domestically traded securities that are not registered under the 1933 Act, but are regularly traded among qualified institutional buyers because they are exempt from registration under 1933 Act Rule 144A, may be treated as liquid securities for purposes of the 15% limitation, as long as the Advisor determines, under the supervision of the Board, that an adequate trading market exists.

Exchange-Traded Funds (ETFs). To manage cash flows and maintain desired exposure to appropriate equity markets, the Fund may purchase and sell shares of ETFs. An ETF is a fund that holds a portfolio of common stocks whose shares trade throughout the day. ETFs are intended to provide investment results that, before expenses, generally correspond to the price and yield performance of the corresponding market index, and the value of the ETF shares should, under normal circumstances, closely track the value of the index's underlying component stocks. By investing in ETFs that track a particular index, the Fund can quickly employ any new cash to obtain exposure to a broadly diversified index-based investment portfolio.

Examples of ETFs in which the Fund may invest include, but are not limited to "Nasdaq-100 Shares", "QQQs" (sometimes called "Cubes," "Qubes" or "Qs") and "iShares" (such as the "iShares Russell 2000(R) Growth"). Cubes are intended to provide investment results that, before expenses, generally correspond to the price and yield performance of the Nasdaq-100 Index(R). An investment in iShares Russell 2000(R) Growth is intended to provide investment results that, before expenses, generally correspond to the price and yield performance of the Russell 2000(R) Growth index. There are as many as 70 separate iShares ETFs that track various domestic and international stock indices.

In connection with its investment in ETFs, the Fund will incur various costs that shareholders will ultimately bear. The Fund may also realize capital gains when ETF shares are sold, and the purchase and sale of the ETF shares may include a brokerage commission that may result in costs to shareholders. In addition, the Fund is subject to other fees as an investor in ETFs including, but not limited to trustees' fees, operating expenses, licensing fees, registration fees, and marketing expenses, each of which will be reflected in the net asset value of the ETF shares.

Because ETF shares are created from the stocks of an underlying portfolio and can be redeemed into the stocks of an underlying portfolio on any day, arbitrage traders may move to profit from any price discrepancies between the shares and the ETF's portfolio, which in turn helps to close the price gap between the two. Of course, because of the forces of supply and demand and other market factors, there may be times when an ETF share trades at a premium or discount to its net asset value.

The Fund only invests in ETFs that are federally registered investment companies, so the Fund's investments in ETFs are subject to its investment policies limiting the percentage that it can invest in other investment companies.

Other Investment Companies. The Fund is authorized to purchase shares of other investment companies, including ETFs, subject to certain percentage limits set forth in the 1940 Act. Specifically, the Fund may invest up to 5% of its total assets in the securities of any one investment company (or series thereof), but may not own more than 3% of any investment company (or series thereof) or invest more than 10% of its total assets in the securities of other investment companies (or series thereof). The Fund may, however, invest in other investment companies without regard to percentage limits in connection with a merger, reorganization, consolidation or other similar transaction.

Preferred Stocks. Preferred stocks also are equity securities. Generally, preferred stock receives dividends prior to distributions on common stock and usually has a priority of claim over common stockholders if the company is liquidated. Unlike common stock, preferred stock does not usually have voting rights; however, in some instances, preferred stock is convertible into common stock. In order to be payable, dividends on preferred stock must be declared by the company's board of directors. Dividends on the typical preferred stock are cumulative, causing dividends to accrue even if not declared by the board of directors. There is, however, no assurance that dividends will be declared by the boards of directors of companies of the preferred stocks in which the Fund may invest.

Fixed Income Securities. Fixed income or debt securities are issued by governments, government agencies, corporations and other business organizations, and the securities represent the obligation of the issuer to repay a loan of money to it, and generally pay interest to the holder. Bonds, notes and debentures are examples of debt securities.

Securities Lending. In order to generate additional income, the Fund may lend securites on a short-term basis to banks, broker-dealers or other qualified institutions. In exchange, the Fund will receive collateral equal to at least 100% of the value of the securites loaned. Securities lending may represent no more than one-third the value of the Fund's total assets (including the loan collateral). Any cash collateral received by the Fund in connection with these loans may be invested in U.S. government securities and other liquid high-grade debt obligations.

THE UMB SCOUT WORLDWIDE FUND

To seek its objective of long-term growth of capital and income, the Fund normally invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in a diversified portfolio of equity securities (for example, common stocks, depository receipts and securities convertible into common stocks) of established companies either located outside the U.S. or whose primary business is carried on outside the U.S.

Common stocks are equity securities that represent a proportionate share of the ownership of a company. Their value is based on the success of the company's business, any income paid to stockholders, the value of the company's assets, and general market conditions. The Fund may invest directly in foreign securities or purchase American Depository Receipts ("ADR's"), European Depository Receipts ("EDR's"), Global Depository Receipts ("GDR's") and International Depository Receipts ("IDR's"), in bearer form, which are designed for use in European and other securities markets. ADRs, EDRs, GDRs and IDRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation.

The Fund diversifies its investments among various countries and a number of different industries. Generally, the Fund does not intend to invest more than 25% of its net assets in any one particular country or in securities issued by any single foreign government, its agencies or instrumentalities, and the Fund normally invests its assets in at least three foreign countries. However, the Fund may, at times, temporarily invest a substantial portion of its assets in one or more of such countries if economic and business conditions warrant such investments.

The Fund will not invest more than 20% of its net assets in companies located in developing countries. A developing country is generally considered to be a country that is in the initial stages of its industrialization cycle with a low per capita gross national product. Compared to investment in the United States and other developed countries, investing in the equity and fixed income markets of developing countries involves exposure to relatively unstable governments, economic structures that are generally less mature and based on only a few industries and securities markets which trade a small number of securities. Prices on securities exchanges in developing countries generally will be more volatile than those in developed countries.

The Fund may invest in securities that are not listed on an exchange. Generally, the volume of trading in an unlisted common stock is less than the volume of trading in a listed stock. This means that the degree of market liquidity of some stocks in which the Fund invests may be relatively limited. When the Fund disposes of such a stock it may have to offer the shares at a discount from recent prices or sell the shares in small lots over an extended period of time.

In addition to equity securities, the Fund is authorized to invest, to a limited extent, in fixed-income securities of worldwide companies as described above. While most foreign securities are not subject to standard credit ratings, the Advisor intends to select "investment grade" issues of foreign debt securities which are comparable to a Baa or higher rating by Moody's or a BBB or higher rating by S&P(R) at the time of initial investment, based on available information, and taking into account liquidity and quality issues. Securities rated BBB or Baa are considered to have speculative characteristics. The Fund does not intend to hold more than 5% of its portfolio in securities whose ratings have dropped below investment grade. The Advisor will review such securities and determine appropriate action to take with respect to such securities.

In order to expedite settlement of portfolio transactions and to minimize currency value fluctuations, the Fund may purchase foreign currencies and/or engage in forward foreign currency transactions. The Fund will not engage in forward foreign currency exchange contracts for speculative purposes.

Depository Receipts. The Fund may purchase depository receipts, which include ADRs, EDRs, GDRs and IDRs, whether they are "sponsored" or "unsponsored." "Sponsored" depository receipts are issued jointly by the issuer of the underlying security and a depository, whereas "unsponsored" depository receipts are issued without participation of the issuer of the deposited security. Holders of unsponsored depository receipts generally bear all the costs of such facilities and the depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities. Therefore, there may be a reduced correlation between information concerning the issuer of the security and the market value of an unsponsored depository receipt. Depository receipts may result in a withholding tax by the foreign country of source, which will have the effect of reducing the income distributable to shareholders.

Money Market Investments. The Fund intends to hold some cash, short-term debt obligations, government securities or other high-quality money market investments for reserves to cover redemptions and unanticipated expenses. There may also be times when the Fund attempts to respond to adverse market, economic, political or other conditions by investing up to 100% of its assets in cash or in those types of money market investments for temporary, defensive purposes. During those times, the Fund will not be able to pursue its investment objective and, instead, will focus on preserving your investment. The types of short-term debt obligations, government securities or other high-quality money market investments readily changeable into cash in which the Fund may invest are:

     (1) direct obligations of the U.S. Government such as bills, notes and other debt securities issued by the U.S. Treasury;

     (2) certificates of deposit, bankers' acceptances and other short-term obligations issued domestically by U.S. commercial banks having assets of at least $1 billion and which are members of the Federal Deposit Insurance Corporation or holding companies of such banks;

     (3) commercial paper of companies rated P-2 or higher by Moody's or A-2 or higher by S&P(R), or if not rated by either Moody's or S&P(R), a company's commercial paper may be purchased by the Fund if the company has an outstanding bond issue rated Aa or higher by Moody's or AA or higher by S&P(R);

     (4) short-term debt securities that are non-convertible, have one year or less remaining to maturity at the date of purchase and are rated Aa or higher by Moody's or AA or higher by S&P(R);

     (5) negotiable certificates of deposit and other short-term debt obligations of savings and loan associations having assets of at least $1 billion, which are members of the Federal Home Loan Banks Association and insured by the Federal Savings and Loan Insurance Corporation; and

     (6) issues of the U.S. Treasury or U.S. government agencies that are subject to repurchase agreements.

Repurchase Agreements. A repurchase agreement involves the sale of securities to a Fund with the concurrent agreement by the seller to repurchase the securities at the Fund's cost plus interest at an agreed rate upon demand or within a specified time, thereby determining the yield during the Fund's period of ownership. The result is a fixed rate of return insulated from market fluctuations during such period. Under the 1940 Act, repurchase agreements are considered loans by the Fund. The Fund is specifically authorized to enter into repurchase agreements, notwithstanding the fundamental investment restriction that prohibits the Fund from making loans. The Fund will enter into repurchase agreements only with U.S. banks having assets in excess of $1 billion that are members of the Federal Deposit Insurance Corporation, and with certain securities dealers who meet the qualifications set from time to time by the Board of Trustees. The term to maturity of a repurchase agreement normally will be no longer than a few days.

Currency Transactions. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts may be bought or sold to protect the Fund, to some degree, against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar. This method of protecting the value of the Fund's investment securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It establishes a rate of exchange that one can achieve at some future point in time. Although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

The Fund's dealings in forward foreign currency transactions will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward foreign currency with respect to specific receivables or payables of the Fund accruing in connection with the purchase and sale of its portfolio securities, the sale and redemption of shares of the Fund or the payment of dividends and distributions by the Fund. Position hedging is the sale of forward foreign currency with respect to portfolio security positions denominated or quoted in such foreign currency. The Fund will not speculate in foreign forward exchanges. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above its anticipated devaluation level.

Preferred Stocks. Preferred stocks also are equity securities. Generally, preferred stock receives dividends prior to distributions on common stock and usually has a priority of claim over common stockholders if the company is liquidated. Unlike common stock, preferred stock does not usually have voting rights; however, in some instances, preferred stock is convertible into common stock. In order to be payable, dividends on preferred stock must be declared by the company's board of directors. Dividends on the typical preferred stock are cumulative, causing dividends to accrue even if not declared by the board of directors. There is, however, no assurance that dividends will be declared by the boards of directors of companies of the preferred stocks in which the Fund may invest.


Convertible Securities. Convertible securities entitle the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible securities mature or are redeemed, converted or exchanged. Prior to conversion, convertible securities have characteristics similar to ordinary debt securities in that they normally provide a stable stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities rank senior to common stock in a corporation's capital structure and therefore generally entail less risk and may be less volatile than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security. In selecting convertible securities, the Advisor will consider, among other factors: the creditworthiness of the issuers of the securities; the interest or dividend income generated by the securities; the potential for capital appreciation of the securities and the underlying common stocks; the prices of the securities relative to other comparable securities and to the underlying common stocks; whether the securities are entitled to the benefits of sinking funds or other protective conditions; diversification of the Fund's portfolio as to issuers; and whether the securities are rated by a rating agency and, if so, the ratings assigned. The convertible securities in which the Fund may invest are rated, at the time of purchase, at least "A" or better by Moody's or S&P(R) or determined to be of comparable quality by the Advisor if the security in unrated.


Illiquid and Restricted Securities. The Fund may invest up to 15% of its net assets in securities that are considered to be illiquid (except that the Fund may not invest more than 10% of its net assets in repurchase agreements maturing in more than seven days). A security is considered to be illiquid if it cannot be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the security. Examples of illiquid securities include securities that have a limited trading market, securities that are sold in private placements without being registered for public sale under the 1933 Act and are therefore subject to restrictions on resale, and other securities that are subject to restrictions on resale. Certain restricted securities such as commercial paper issued under Section 4(2) of the 1933 Act and domestically traded securities that are not registered under the 1933 Act, but are regularly traded among qualified institutional buyers because they are exempt from registration under 1933 Act Rule 144A, may be treated as liquid securities for purposes of the 15% limitation, as long as the Advisor determines, under the supervision of the Board, that an adequate trading market exists.

Other Investment Companies. The Fund is authorized to purchase shares of other investment companies, subject to certain percentage limits set forth in the 1940 Act. Specifically, the Fund may invest up to 5% of its total assets in the securities of any one investment company (or series thereof), but may not own more than 3% of any investment company (or series thereof) or invest more than 10% of its total assets in the securities of other investment companies (or series thereof). The Fund may, however, invest in other investment companies without regard to percentage limits in connection with a merger, reorganization, consolidation or other similar transaction.

Fixed Income Securities. Fixed income or debt securities are issued by governments, government agencies, corporations and other business organizations, and the securities represent the obligation of the issuer to repay a loan of money to it, and generally pay interest to the holder. Bonds, notes and debentures are examples of debt securities. While most foreign securities are not subject to standard credit ratings, the Advisor intends to select "investment grade" issues of foreign debt securities which are comparable to a Baa or higher rating by Moody's or a BBB or higher rating by S&P(R) at the time of initial investment, based on available information, and taking into account liquidity and quality issues. Securities rated Baa or BBB are considered to have speculative characteristics.

Securities Lending. In order to generate additional income, the Fund may lend securites on a short-term basis to banks, broker-dealers or other qualified institutions. In exchange, the Fund will receive collateral equal to at least 100% of the value of the securites loaned. Securities lending may represent no more than one-third the value of the Fund's total assets (including the loan collateral). Any cash collateral received by the Fund in connection with these loans may be invested in U.S. government securities and other liquid high-grade debt obligations.

THE UMB SCOUT BOND FUND

The Fund will normally seek to achieve its objective of maximum current income consistent with quality and maturity standards by investing at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in a diversified portfolio of fixed income obligations. Any change in this 80% policy approved by the Board may not take effect until shareholders have received written notice of the change at least sixty (60) days before it occurs. The Fund generally invests in bonds such as: (1) direct or guaranteed obligations of the U.S. Government and its agencies, and (2) high-quality debt securities including notes and bonds issued by corporations or other business organizations.

The Fund will invest only in the following U.S. Government Securities:

     (1) Direct obligations of the U.S. Government, such as bills, notes, bonds and other debt securities issued by the U.S. Treasury; and

     (2) Obligations of U.S. government agencies and instrumentalities which are secured by the full faith and credit of the U.S. Treasury, such as securities of the Government National Mortgage Association
         ("Ginnie Mae"), the Export-Import Bank, or the Student Loan Marketing Association; or which are secured by the right of the issuer to borrow from the Treasury, such as securities issued by the Federal Financing Bank or the U.S. Postal Service, or are supported by the credit of the government agency or instrumentality itself, such as securities of Federal Home Loan Banks, Federal Farm Credit Banks, or the Federal National Mortgage Association ("Fannie Mae").

The Fund's investments in securities issued by corporations or other business organizations will be rated at the time of purchase within the top three classifications of Moody's (Aaa, Aa, and A) or S&P(R) (AAA, AA and A). The Fund will use obligations secured by specific assets of the issuing corporation as well as unsecured debentures that represent claims on the general credit of the issuer.

The Fund may invest in commercial paper, including variable rate master demand notes, of companies whose commercial paper is rated P-1 by Moody's or A-1 by S&P(R). If not rated by either Moody's or S&P(R), a company's commercial paper, including variable rate master demand notes, may be purchased by the Fund if the company has an outstanding bond issue rated Aa or higher by Moody's or AA or higher by S&P(R).

Variable rate master demand notes represent a borrowing arrangement under a letter of agreement between a commercial paper issuer and an institutional lender. Applicable interest rates are determined on a formula basis and are adjusted on a monthly, quarterly, or other term as set out in the agreement. They vary as to the right of the lender to demand payment. It is not generally contemplated that such instruments will be traded, and there is no secondary market for these notes, although they are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time. In connection with the Fund's investment in variable rate master demand notes, the Advisor will monitor on an ongoing basis the earning power, cash flow and other liquidity ratios of the issuer, and the borrower's ability to pay principal and interest on demand.

The Fund may invest in certificates of deposit, bankers' acceptances, and other commercial bank short-term obligations issued domestically by United States banks having assets of at least $1 billion and which are members of the Federal Deposit Insurance Corporation, or such securities that may be issued by holding companies of such banks.

The Fund may also invest in issues of the United States Treasury or United States government agencies subject to repurchase agreements entered into with the seller of the issues. The Fund may not invest more than 10% of its net assets in repurchase agreements maturing in more than seven days.

Mortgage-Backed Securities. The Fund may purchase residential and commercial mortgage-backed securities. "Mortgage-backed securities" are securities that represent directly or indirectly a participation in, or are secured by and payable from, mortgage loans secured by real property. The Fund will only invest in mortgage-backed securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or in privately issued mortgaged-backed or asset-backed securities rated in the top two categories (i.e., AAA/AA) by a nationally recognized rating agency. In addition to credit and market risk, mortgage-backed securities involve prepayment risk because the underlying assets (loans) may be prepaid at any time.

The value of these securities may also be changed because of actual or perceived changes in the creditworthiness of the originator, the servicing agent, the financial institution providing the credit support or the counter-party. Like other fixed-income securities, when interest rates rise, the value of a mortgage-backed security will generally decline. However, when interest rates decline, the value of a mortgage-backed security with prepayment features may not increase as much as that of other fixed-income securities. These securities are also subject to the risk that, as interest rates rise, borrowers are less likely to refinance their mortgages and other debts. As a result, the principal on mortgage-backed securities may be paid later than expected, which could cause the value of the securities to go down.

The primary risk of any mortgage-backed security is the uncertainty of the timing of cash flows from the assets underlying the securities. See the subheading "Risk Factors Applicable to Mortgage-Backed Securities" under the "RISK FACTORS" section, below, for more information about prepayment and extension risks.

Currently, there are three basic types of mortgage-backed securities: (i) those issued or guaranteed by the United States Government or one of its agencies or instrumentalities, such as the Ginnie Mae, Fannie Mae and Federal Home Loan Mortgage Corporation ("Freddie Mac"); (ii) those issued by private issuers that represent an interest in or are collateralized by mortgage-backed securities issued or guaranteed by the United States Government or one of its agencies or instrumentalities; and (iii) those issued by private issuers that represent an interest in or are collateralized by whole mortgage loans or mortgage-backed securities without a government guarantee but usually having some form of private credit enhancement.

         U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES. The Fund may invest in mortgage-backed securities issued or guaranteed by Ginnie Mae, Fannie Mae and Freddie Mac. Ginnie Mae certificates are backed by the "full faith and credit" of the United States. Fannie Mae and Freddie Mac certificates are not backed by the full faith and credit of the United States, but the issuing agency or instrumentality has the right to borrow, to meet its obligations, from an existing line of credit with the U.S. Treasury. The U.S. Treasury has no legal obligation to provide such line of credit and may choose not to do so. Each of Ginnie Mae, Fannie Mae and Freddie Mac guarantee timely distribution of interest to certificate holders. Ginnie Mae and Fannie Mae also guarantee timely distribution of scheduled principal payments. Generally, Freddie Mac guarantees only the ultimate collection of principal of the underlying mortgage loans.

         COLLATERALIZED MORTGAGE OBLIGATIONS AND MULTICLASS PASS-THROUGH SECURITIES. The Fund may also invest in collateralized mortgage obligations ("CMOs"). CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by Ginnie Mae, Fannie Mae or Freddie Mac certificates, but also may be collateralized by whole loans or private mortgage pass-through securities (such collateral is referred to in this section as "Mortgage Assets"). Multiclass pass-through securities are equity interests in a trust composed of Mortgage Assets. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by agencies or instrumentalities of the U. S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. The Fund may invest in CMOs issued by private entities only if the CMOs are rated at least investment grade (at least AA- by S&P(R) or Aa3 by Moody's) or, if unrated, are determined to be of comparable quality.

In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a "tranche," is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semiannual basis. Certain CMOs may have variable or floating interest rates. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO series in a number of different ways.

Generally, the purpose of the allocation of the cash flow of a CMO to the various classes is to obtain a more predictable cash flow to the individual tranches than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on mortgage-backed securities. As part of the process of creating more predictable cash flows on most of the tranches in a series of CMOs, one or more tranches generally must be created that absorb most of the volatility in the cash flows on the underlying mortgage loans. The yields on these tranches may be higher than prevailing market yields on mortgage-backed securities with similar maturities. As a result of the uncertainty of the cash flows of these tranches, generally, the market prices of and yield on these tranches are more volatile.

The Fund also may invest in parallel pay CMOs and Planned Amortization Class CMOs ("PAC Bonds"). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. Generally, PAC Bonds require payments of a specified amount of principal on each payment date. PAC Bonds always are parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.

The Fund may not invest in "stripped" mortgage-backed securities (interest-only securities or principal-only securities) or in mortgage-backed securities known as "inverse floaters."

         ADJUSTABLE RATE MORTGAGES. The Fund may also invest in adjustable rate mortgage securities ("ARMs"), which are pass-through mortgage securities collateralized by mortgages with adjustable rather than fixed rates. ARMs, like fixed rate mortgages, have a specified maturity date, and the principal amount of the mortgage is repaid over the life of the mortgage. Unlike fixed rate mortgages, the interest rate on ARMs is adjusted at regular intervals based on a specified, published interest rate "index" such as a Treasury rate index. The new rate is determined by adding a specific interest amount, the "margin," to the interest rate of the index. Investment in ARM securities allows the Fund to participate in changing interest rate levels through regular adjustments in the coupons of the underlying mortgages, resulting in more variable current income and lower price volatility than longer-term fixed rate mortgage securities. ARM securities are a less effective means of locking in long-term rates than fixed rate mortgages since the income from rate mortgages will increase during periods of rising interest rates and decline during periods of falling rates.


         PRIVATE MORTGAGE PASS-THROUGH SECURITIES. Private mortgage pass-through securities are structured similarly to the Ginnie Mae, Fannie Mae and Freddie Mac mortgage pass-through securities and are issued by originators of and investors in mortgage loans, including depository institutions, mortgage banks, investment banks and special purpose subsidiaries of the foregoing. Usually, these securities are backed by a pool of conventional fixed rate or adjustable rate mortgage loans. Since private mortgage pass-through securities are not guaranteed typically by an entity having the credit status of Ginnie Mae, Fannie Mae and Freddie Mac, these securities are structured generally with one or more types of credit enhancement to make them more secure, which may be through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of those approaches. The Fund may invest in private mortgage pass-through securities only if they are rated AA/Aa (S&P(R)/Moody's) or above.

Money Market Investments. The Fund intends to hold some cash, short-term debt obligations, government securities or other high-quality investments for reserves to cover redemptions and unanticipated expenses. There may also be times when the Fund attempts to respond to adverse market, economic, political or other conditions by investing up to 100% of its assets in cash or in those types of money market investments for temporary, defensive purposes. During those times, the Fund will not be able to pursue its investment objective and, instead, will focus on preserving your investment. The types of short-term debt obligations, government securities or other high-quality money market investments readily changeable into cash in which the Fund may invest are:

     (1) direct obligations of the U.S. Government such as bills, notes and other debt securities issued by the U.S. Treasury;

     (2) certificates of deposit, bankers' acceptances and other short-term obligations issued domestically by U.S. commercial banks having assets of at least $1 billion and which are members of the Federal Deposit Insurance Corporation or holding companies of such banks;

     (3) commercial paper of companies rated P-2 or higher by Moody's or A-2 or higher by S&P(R), or if not rated by either Moody's or S&P(R), a company's commercial paper may be purchased by the Fund if the company has an outstanding bond issue rated Aa or higher by Moody's or AA or higher by S&P(R);

     (4) short-term debt securities which are non-convertible and which have one year or less remaining to maturity at the date of purchase and which are rated Aa or higher by Moody's or AA or higher by S&P(R);

     (5) negotiable certificates of deposit and other short-term debt obligations of savings and loan associations having assets of at least $1 billion and which are members of the Federal Home Loan Banks Association and insured by the Federal Savings and Loan Insurance Corporation; and

     (6) issues of the U.S. Treasury or U.S. government agencies that are subject to repurchase agreements.

Securities Lending. In order to generate additional income, the Fund may lend securites on a short-term basis to banks, broker-dealers or other qualified institutions. In exchange, the Fund will receive collateral equal to at least 100% of the value of the securites loaned. Securities lending may represent no more than one-third the value of the Fund's total assets (including the loan collateral). Any cash collateral received by the Fund in connection with these loans may be invested in U.S. government securities and other liquid high-grade debt obligations.


THE UMB SCOUT KANSAS TAX-EXEMPT BOND FUND

Although shares of the Fund are offered to residents of both Kansas and Missouri, the Fund does not provide any state or local tax benefit for Missouri residents.

The UMB Scout Kansas Tax-Exempt Bond Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in municipal bonds or debt instruments, the interest of which is exempt from regular federal income tax and Kansas state personal income tax. This 80% policy is fundamental, which means that it cannot be changed by the Board without first obtaining shareholder approval.

Municipal Bonds and Debt Instruments. Municipal bonds and debt instruments include bonds, notes and commercial paper of varying maturities issued by a municipality for a wide variety of both public and private purposes, the interest on which is, in the opinion of bond counsel, exempt from regular federal income tax. Public purpose municipal bonds include general obligation and revenue bonds. General obligation bonds are backed by the taxing power of the issuing municipality. Revenue bonds are backed by the revenue of a project or facility or from the proceeds of a specific revenue source. Some revenue bonds are payable solely or partly from funds which are subject to annual appropriations by a state's legislature and the availability of monies for such payments. Municipal notes include bond anticipation, tax anticipation and revenue anticipation notes. Bond, tax and revenue anticipation notes are short-term obligations that will be retired with the proceeds of an anticipated bond issue, tax revenue or facility revenue respectively. As to the portion of the Fund that is invested in securities with income that is exempt from federal tax (normally at least 80% of net assets), the Fund will ensure that such securities do not pay income that will be considered a preference for purposes of the federal alternative minimum tax.

The Fund will focus its investments in municipal obligations issued by Kansas and its political subdivisions. The Fund is, therefore, more susceptible to factors adversely affecting issuers in Kansas than mutual funds which do not concentrate in a specific state. Municipal obligations of issuers in a single state may be adversely affected by economic developments (including insolvency of an issuer) and by legislation and other governmental activities in that state. Municipal obligations that rely on an annual appropriation of funds by a state's legislature have the risk that the legislature will not appropriate the necessary amounts or take other action needed to permit the issuer of such obligations to make required payments. To the extent that the Fund's assets are concentrated in municipal obligations of issuers of a single state, the Fund may be subject to an increased risk of loss. The Fund may also invest in obligations issued by the governments of Puerto Rico, the U.S. Virgin Islands and Guam.

The Fund may invest up to 20% of its net assets in municipal obligations issued by the same or similar types of issuers, including, without limitation, the following: lease rental obligations of state and local authorities; obligations dependent on annual appropriations by a state's legislature for payment; obligations of state and local housing finance authorities, municipal utilities systems or public housing authorities; obligations of hospitals or life care facilities; or industrial development or pollution control bonds issued for electric utility systems, steel companies, paper companies or other purposes. This may make the Fund more susceptible to adverse economic, political or regulatory occurrences affecting a particular category of issuer. For example, health care-related issuers are susceptible to fluctuations in Medicare and Medicaid reimbursements, and national and state health care legislation. As the Fund's concentration increases, so does the potential for fluctuation in the value of the Fund's shares.

The secondary market for some municipal obligations issued within Kansas (including issues which are privately placed) is less liquid than that for taxable debt obligations or other more widely traded municipal obligations. The Fund will not invest in illiquid securities if more than 10% of its net assets would be invested in securities that are not readily marketable. No established resale market exists for certain of the municipal obligations in which the Fund may invest. The market for obligations rated below investment grade is also likely to be less liquid than the market for higher rated obligations. As a result, the Fund may be unable to dispose of these municipal obligations at times when it would otherwise wish to do so at the prices at which they are valued.

The Fund may invest in municipal leases and participations in municipal leases. The obligation of the issuer to meet its obligations under such leases is often subject to the appropriation by the appropriate legislative body, on an annual or other basis, of funds for the payment of the obligations. Investments in municipal leases are thus subject to the risk that the legislative body will not make the necessary appropriation and the issuer will not otherwise be willing or able to meet its obligation.

In pursuit of its investment objective, the Fund assumes investment risk, chiefly in the form of interest rate and credit risk. Interest rate risk is the risk that changes in market interest rates will affect the value of the Fund's investment portfolio. In general, the value of a municipal bond falls when interest rates rise, and increases when interest rates fall. Credit risk is the risk that an issuer of a municipal bond is unable to meets its obligation to make interest and principal payments. Municipal bonds with longer maturities (durations) or lower ratings generally provide higher current income, but are subject to greater price fluctuation due to changes in market conditions than bonds with shorter maturities or higher ratings, respectively. In addition, the values of municipal bonds are affected by changes in general economic conditions and business conditions affecting the specific industries or their issuers. Changes by recognized rating services in their ratings of a security and in the ability of the issuer to make payments of principal and interest may also affect the value of the Fund's investments. The amount of information about the financial conditions of an issuer of municipal obligations may not be as extensive as that made available by corporations whose securities are publicly traded.

Any recognized gain or income attributable to market discount on long-term tax-exempt municipal obligations (i.e., obligations with a term of more than one year) purchased after April 30, 1993 other than, in general, at their original issue, is taxable as ordinary income. A long-term debt obligation is generally treated as acquired at a market discount if purchased after its original issue at a price less than (i) the stated principal amount payable at maturity, in the case of an obligation that does not have original issue discount; or (ii) in the case of an obligation that does have original issue discount, the sum of the issue price and any original issue discount that accrued before the obligation was purchased, subject to a de minimis exclusion.

The principal security for a revenue bond is generally the net revenues derived from a particular facility or group of facilities or, in some cases, from the proceeds of a special excise or other specific revenue sources. Revenue bonds have been issued to fund a wide variety of capital projects, including electric, gas, water, sewer and solid waste disposal systems; highways, bridges and tunnels; port, airport and parking facilities; transportation systems; housing facilities, colleges, universities and hospitals. Although the principal security behind these bonds varies widely, many provide additional security in the form of a debt service reserve fund whose monies may be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security including partially or fully insured, rent subsidized and/or collateralized mortgages and/or the net revenues from housing or other public projects. In addition to a debt service reserve fund, some authorities provide further security in the form of a state's ability (without legal obligation) to make up deficiencies in the debt service reserve fund. Lease rental revenue bonds issued by a state or local authority for capital projects are normally secured by annual lease rental payments from the state or locality to the authority sufficient to cover debt service on the authority's obligations. Such payments are usually subject to annual appropriations by the state or locality.

Industrial development and pollution control bonds, although nominally issued by municipal authorities, are in most cases revenue bonds and are generally not secured by the taxing power of the municipality, but are usually secured by the revenues derived by the authority from payments of the industrial user or users.

The Fund may on occasion acquire revenue bonds that carry warrants or similar rights covering equity securities. Such warrants or rights may be held indefinitely, but if exercised, the Fund anticipates that it would, under normal circumstances, dispose of any equity securities so acquired within a reasonable period of time.

While most municipal bonds pay a fixed rate of interest semiannually in cash, there are exceptions. Some bonds pay no periodic cash interest, but rather make a single payment at maturity representing both principal and interest. Bonds may be issued or subsequently offered with interest coupons materially greater or less than those then prevailing, with price adjustments reflecting such deviation.

The obligations of any person or entity to pay the principal of and interest on a municipal obligation are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. There is also the possibility that as a result of litigation or other conditions the power or ability of any person or entity to pay when due principal and interest on a municipal obligation may be materially affected. There have been recent instances of defaults and bankruptcies involving municipal obligations that were not foreseen by the financial and investment communities. The Fund will take whatever action it considers appropriate in the event of anticipated financial difficulties, default or bankruptcy of either the issuer of any municipal obligation or of the underlying source of funds for debt service. Such action may include retaining the services of various persons or firms (including affiliates of the Advisor) to evaluate or protect any real estate, facilities or other assets securing any such obligation or acquired for the portfolio as a result of any such event and the Fund may also manage (or engage other persons to manage) or otherwise deal with any real estate, facilities or other assets so acquired. The Fund anticipates that real estate consulting and management services may be required with respect to properties securing various municipal obligations in its portfolio or subsequently acquired by the Fund. The Fund will incur additional expenditures in taking protective action with respect to portfolio obligations in default and assets securing such obligations.

The yields on municipal obligations will be dependent on a variety of factors, including purposes of issue and source of funds for repayment, general money market conditions, general conditions of the municipal bond market, size of a particular offering, maturity of the obligation and rating of the issue. The ratings of Moody's, S&P(R) and Fitch represent their opinions as to the quality of the municipal obligations that they undertake to rate. It should be emphasized, however, that ratings are based on judgment and are not absolute standards of quality. Consequently, municipal obligations with the same maturity, coupon and rating may have different yields while obligations of the same maturity and coupon with different ratings may have the same yield. In addition, the market price of municipal obligations will normally fluctuate with changes in interest rates; therefore, the net asset value of the Fund will be affected by such changes.

Obligations of Particular Types of Issuers. Hospital bond ratings are often based on feasibility studies which contain projections of expenses, revenues and occupancy levels. Among the influences affecting a hospital's gross receipts and net income available to service its debt are demand for hospital services, the ability of the hospital to provide the services required, management capabilities, economic developments in the service area, efforts by insurers and government agencies to limit rates and expenses, confidence in the hospital, service area economic developments, competition, availability and expense of malpractice insurance, Medicaid and Medicare funding and possible federal legislation limiting the rates of increase of hospital charges.

Electric utilities face various problems such as financing large construction programs in an inflationary period; cost increases and delay occasioned by safety and environmental considerations (particularly with respect to nuclear facilities); difficulty in obtaining fuel at reasonable prices; achieving timely and adequate rate relief from regulatory commissions; and effects of energy conservation and limitations on the capacity of the capital market to absorb utility debt.

Life care facilities are an alternative form of long-term housing for the elderly which offer residents the independence of a condominium life style and, if needed, the comprehensive care of nursing home services. Bonds to finance these facilities have been issued by various state and local authorities. Since the bonds are normally secured only by the revenues of each facility and not by state or local government tax payments, they are subject to a wide variety of risks. Primarily, the projects must maintain adequate occupancy levels to be able to provide revenues sufficient to meet debt service payments. Moreover, since a portion of housing, medical care and other services may be financed by an initial deposit, it is important that the facility maintain adequate financial reserves to secure estimated actuarial liabilities. The ability of the Advisor to accurately forecast inflationary cost pressures is an important factor in this process. The facilities may also be affected adversely by regulatory cost restrictions applied to health care delivery in general, particularly state regulations or changes in Medicare and Medicaid payments or qualifications, or restrictions imposed by medical insurance companies. They may also face competition from alternative health care or conventional housing facilities in the private or public sector.

Municipal Leases. The Fund may invest in municipal leases and participations therein, which arrangements frequently involve special risks. Municipal leases are obligations in the form of a lease or installment purchase arrangement that is issued by state or local governments to acquire equipment and facilities. Interest income from such obligations is generally exempt from local and state taxes in the state of issuance. "Participations" in such leases are undivided interests in a portion of the total obligation. Participations entitle their holders to receive a pro rata share of all payments under the lease. A trustee is usually responsible for administering the terms of the participation and enforcing the participants' rights in the underlying lease. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased assets to pass eventually to the government issuer) have evolved as a means of government issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. State debt-issuance limitations are deemed to be inapplicable to these arrangements because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. Such arrangements are, therefore, subject to the risk that the governmental issuer will not appropriate funds for lease payments.

Certain municipal lease obligations owned by the Fund may be deemed illiquid for the purpose of the Fund's 10% limitation on investments in illiquid securities, unless determined by the Advisor, pursuant to guidelines adopted by the Board of Trustees, to be liquid securities for the purpose of such limitation. In determining the liquidity of municipal lease obligations, the Advisor will consider a variety of factors including: (1) the willingness of dealers to bid for the security; (2) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (3) the frequency of trades and quotes for the obligation; and (4) the nature of the marketplace trades. In addition, the Advisor will consider factors unique to particular lease obligations affecting the marketability thereof. These include the general creditworthiness of the municipality, and the likelihood that the marketability of the obligation will be maintained throughout the time the obligation is held by the Fund. In the event the Fund acquires an unrated municipal lease obligation, the Advisor will be responsible for determining the credit quality of such obligation on an on-going basis, including an assessment of the likelihood that the lease may or may not be canceled.

Zero-Coupon Bonds. Some of the securities in which the Fund invests may include so-called "zero-coupon" bonds, whose values are subject to greater fluctuation in response to changes in market interest rates than bonds which pay interest currently. Zero-coupon bonds are debt obligations which do not require the periodic payment of interest and are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity at a rate of interest reflecting the market rate of the security at the time of issuance. Zero-coupon bonds benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. The Fund is required to accrue income from zero-coupon bonds on a current basis, even though it does not receive that income currently in cash and the Fund is required to distribute its net income for each taxable year. Thus, the Fund may have to sell other investments to obtain cash needed to make income distributions.

Credit Quality. The Fund is dependent on the Advisor's judgment, analysis and experience in evaluating the quality of municipal obligations. In evaluating the credit quality of a particular issue, whether rated or unrated, the Advisor will normally take into consideration, among other things, the financial resources of the issuer (or, as appropriate, of the underlying source of funds for debt service), its sensitivity to economic conditions and trends, any operating history of and the community support for the facility financed by the issue, the ability of the issuer's management and regulatory matters.

When-Issued Securities. New issues of municipal obligations are sometimes offered on a "when-issued" basis, that is, delivery and payment for the securities normally take place within a specified number of days after the date of the Fund's commitment and are subject to certain conditions such as the issuance of satisfactory legal opinions. The price and yield of such securities are generally fixed on the date of commitment to purchase. However, the market value of the securities may fluctuate prior to delivery and upon delivery the securities may be more or less than the Fund agreed to pay for them. The Fund may also purchase securities on a when-issued basis pursuant to refunding contracts in connection with the refinancing of an issuer's outstanding indebtedness. Refunding contracts generally require the issuer to sell and the Fund to buy such securities on a settlement date that could be several months or several years in the future. Additionally, the Fund may purchase instruments that give it the option to purchase a municipal obligation when and if issued.

The Fund will make commitments to purchase when-issued securities only with the intention of actually acquiring the securities, but may sell such securities before the settlement date if it is deemed advisable as a matter of investment strategy. The payment obligation and the interest rate that will be received on the securities are fixed at the time the Fund enters into the purchase commitment. When the Fund commits to purchase securities on a when-issued basis it records the transaction and reflects the value of the security in determining its net asset value. Securities purchased on a when-issued basis and the securities held by the Fund are subject to changes in value based upon the perception of the creditworthiness of the issuer and changes in the level of interest rates (i.e. appreciation when interest rates decline and depreciation when interest rates rise). Therefore, to the extent that the Fund remains substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be greater fluctuations in the Fund's net asset value than if it solely set aside cash to pay for when-issued securities.

Variable Rate Obligations. The Fund may purchase variable rate obligations. Variable rate instruments provide for adjustments in the interest rate at specified intervals (weekly, monthly, semiannually, etc.). Rate revisions may alternatively be determined by formula or in some other contractual fashion. Variable rate obligations normally provide that the holder can demand payment of the obligation on short notice at par with accrued interest and are frequently secured by letters of credit or other credit support arrangements provided by banks. To the extent that such letters of credit or other arrangements constitute an unconditional guarantee of the issuer's obligations, a bank may be treated as the issuer of a security for the purpose of complying with the diversification requirements set forth in Section 5(b) of the 1940 Act and Rule 5b-2 thereunder. The Fund would anticipate using these obligations as cash equivalents pending longer-term investment of its funds.

Redemption, Demand and Put Features. Most municipal bonds have a fixed final maturity date. However, it is commonplace for the issuer to reserve the right to call the bond earlier. Certain securities held by the Fund may permit the issuer at its option to "call" or redeem its securities. If an issuer redeems securities held by the Fund during a time of declining interest rates, the Fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed. Also, some bonds may have "put" or "demand" features that allow early redemption by the bondholder. Longer-term fixed-rate bonds may give the holder a right to request redemption at certain times (often annually after the lapse of an intermediate term). These bonds are more defensive than conventional long-term bonds (protecting to some degree against a rise in interest rates) while providing greater opportunity than comparable intermediate term bonds, because the Fund may retain the bond if interest rates decline. By acquiring these kinds of obligations the Fund obtains the contractual right to require the issuer of the security or some other person (other than a broker or dealer) to purchase the security at an agreed upon price, which right is contained in the obligation itself rather than in a separate agreement with the seller or some other person. Because this right is assignable with the security, which is readily marketable and valued in the customary manner, the Fund will not assign any separate value to such right.

Asset Coverage Requirements. Transactions involving when-issued securities and the lending of securities expose the Fund to an obligation to another party. The Fund will not enter into any such transactions unless it owns either: (1) an offsetting ("covered") position in securities; or (2) cash or liquid securities (such as readily marketable obligations and money market instruments) with a value sufficient at all times to cover its potential obligations not covered as provided in (1) above. The Fund will comply with SEC guidelines regarding cover for these instruments and, if the guidelines so require, the Fund will segregate cash or liquid securities on the books of its custodian in the prescribed amount. The segregated assets will be marked to market daily.

Assets used to cover or marked as segregated on the custodian's books cannot be sold while the position requiring coverage or segregation is outstanding unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of the Fund's assets as segregated or to cover could impede Fund management or the Fund's ability to meet redemption requests or other current obligations.

Non-Diversified Status. As a "non-diversified" investment company, the Fund may invest, with respect to 50% of its total assets, more than 5% (but not more than 25%) of its total assets in the securities of any issuer. The Fund is likely to invest a greater percentage of its assets in the securities of a single issuer than would a diversified fund. Therefore, the Fund is more susceptible to any single adverse economic or political occurrence or development affecting issuers of Kansas municipal obligations. For purposes of this restriction, each Kansas political subdivision is considered to be the ultimate issuer, rather than the Kansas Development Finance Authority, under whose authority Kansas bonds are issued.

Portfolio Maturity. The Fund purchases municipal bonds with different maturities in pursuit of its investment objective, but maintains under normal market conditions an investment portfolio with an overall weighted average portfolio maturity of 5 to 10 years. The Fund may, however, purchase individual municipal bonds with maturities of 20 years or greater.

Other Investment Information. When, in the Advisor's judgment, market conditions warrant substantial temporary investments in high-quality securities, the Fund may do so. The Fund may invest in high-quality short-term municipal securities in order to reduce risk and preserve capital. Under normal market conditions, the Fund may invest only up to 20% of its net assets in short-term municipal securities that are exempt from regular federal income tax, although the Fund may invest up to 100% as a temporary defensive measure in response to adverse market conditions.

If suitable short-term municipal investments are not reasonably available, the Fund may invest in short-term taxable securities that are rated Aa or AA by Moody's and S&P(R), respectively, or issued by the U.S. Government, and that have a maturity of one year or less or have a variable interest rate.

Investments in money market securities shall include government securities, government agency securities, commercial paper, municipal notes, banker's acceptances, bank certificates of deposit and repurchase agreements. Investment in commercial paper is restricted to companies rated P-2 or higher by Moody's, A-2 or higher by S&P(R), or F2 or higher by Fitch's, with comparable rating restrictions for municipal notes.

Kansas. The state's economy continues to be concentrated in urbanized areas with similar economic bases. The state functions like a "wheel and spoke" with the larger municipalities serving as the base for the smaller outlying municipalities for employment and other vital services.

The State of Kansas economy is very dependent on farming and ranching in the Western part of the state; the south central part of the state - Wichita/Sedgwick County are dependent upon the aircraft and service industries; the Northeast part of the state (including Shawnee, Johnson and Wyandotte counties) is mainly service, manufacturing and retailing. Wyandotte County has seen a large amount of job growth with the creation of the Kansas Speedway and thus all the further development in retail, hotel and restaurant businesses generated in the Village West area. Although the Speedway only has a few races a year, these car/truck races attract a large number of people on those weekends. The other businesses in Village West are open all year round and have created many jobs and tax revenues for the county. Wyandotte and Johnson counties see continued growth of new homes and increased populations. Most of the state revenues come from the northeast part of the state discussed previously.

The State of Kansas was certified of having a population of 2,723,507 by the Governor's Economic & Demographic Report, 2004-2005, Kansas Division of Budget, January, 2005. Kansas is comprised of 82,282 square miles and ranks 15th in the nation for geographic size. Of the 627 cities in Kansas, 429 have a population of less than 1,000 people. 23.5 % of the state's population includes these 429 cities and the rural areas or approximately 638,824 persons.

Kansas has no general obligation debt by Constitutional law and thus there is no rating for the State of Kansas. Few bonds that are issued within the State by the smaller municipalities are rated. The most significant debt is issued by the Department of Transportation for highway and interstate construction and maintenance. Other debt is issued under the authority of the Kansas Development Finance Authority and some of these borrowers will apply for and receive a rating by the services of Moody's and S&P(R).

Kansas Taxes. Individuals, trusts, estates and corporations will not be subject to the Kansas income tax on the portion of exempt-interest dividends derived from interest on obligations of Kansas and its political subdivisions issued after December 31, 1987, and interest on obligations issued before January 1, 1988 where the laws of the State of Kansas authorizing the issuance of such obligations specifically exempt the interest on such obligations from income tax under the laws of the State of Kansas. All remaining dividends (except for dividends, if any, derived from qualifying debt obligations issued by the governments of Puerto Rico, the U.S. Virgin Islands and Guam and which are exempt from federal and state income taxes pursuant to federal laws), including dividends derived from capital gains, will be includable in the Kansas taxable income of individuals, trusts, estates and corporations. Distributions treated as long-term capital gains for federal income tax purposes will generally receive the same characterization under Kansas law. Capital gains or losses realized from a redemption, sale or exchange of shares of the Fund by a Kansas taxpayer will be taken into account for Kansas income tax purposes.

The above exemptions do not apply to the privilege tax imposed on banks, banking associations, trust companies, savings and loan associations and insurance companies, or the franchise tax imposed on corporations. Banks, banking associations, trust companies, savings and loan associations, insurance companies and corporations are urged to consult their own tax advisors regarding the effects of these taxes before investing in the Fund.

The tax discussion set forth above is for general information only. The foregoing relates to Kansas income taxation in effect as of the date of this Statement of Additional Information; investors in other states may be subject to state income taxation. Investors should consult their own tax advisors regarding the state, local and other tax consequences of an investment in the Fund, including any proposed change in the tax laws.

THE UMB SCOUT MONEY MARKET FUND - FEDERAL PORTFOLIO AND THE UMB SCOUT MONEY MARKET FUND - PRIME PORTFOLIO

The UMB Scout Money Market Fund - Federal Portfolio and the UMB Scout Money Market Fund - Prime Portfolio each invest in high quality short-term money market instruments for the purpose of maximizing income consistent with safety of principal and liquidity. Money market instruments are generally described as short-term debt obligations issued by governments, corporations and financial institutions. Usually maturities are one year or less. The yield from this type of instrument is very sensitive to short-term lending conditions. Thus, the income of money market funds will follow closely the trend of short-term interest rates, rising when those rates increase and declining when they fall. Each Fund also seeks to maintain a constant price of $1.00 per share.

Because of the short maturities, fluctuation in the principal value of money market-type securities resulting from changes in short-term interest rates normally will not be sufficient to change the net asset value (price) per share. Although each Fund's shareholders can anticipate that this principal value stability will be reflected in the price of the Fund's shares, it cannot be guaranteed.

Pursuant to Rule 2a-7 of the 1940 Act, each Fund will price its shares according to a procedure known as amortized cost, and will maintain 100% of its assets in securities with remaining maturities of 397 days or less, and limit its investments to those instruments which the Trustees determine present minimal credit risks, and which are eligible investments under the rule. Each Fund will maintain a weighted average maturity of 90 days or less.

THE UMB SCOUT TAX-FREE MONEY MARKET FUND

The UMB Scout Tax-Free Money Market Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in securities which are exempt from federal income tax. This 80% policy is fundamental, which means that it cannot be changed by the Board without first obtaining shareholder approval.

During periods of normal market conditions, the Fund will invest primarily in short-term municipal securities. As to the portion of the Fund that is invested in securities with income that is exempt from federal tax (normally at least 80% of net assets), the Fund will ensure that such securities do not pay income that will be considered a preference for purposes of the federal alternative minimum tax. The Fund reserves the right to deviate temporarily from this policy during extraordinary circumstances when, in the opinion of the Advisor, it is advisable to do so in the best interest of shareholders, such as when market conditions dictate a defensive posture in taxable obligations.

Municipal securities include bonds and other debt obligations issued by or on behalf of states, territories and possessions of the United States of America and the District of Columbia including their political subdivisions or their duly constituted authorities, agencies and instrumentalities, the interest on which is exempt from federal income tax.

The UMB Scout Tax-Free Money Market Fund may invest in industrial development bonds, the interest from which is exempt from federal income tax. Under certain circumstances, "substantial users" of the facilities financed with such obligations, or persons related to "substantial users," may be required to pay federal income tax on this otherwise exempted interest. Such persons should consult the Internal Revenue Code and their financial advisor to determine whether or not this Fund is an appropriate investment for them.

Municipal notes include tax, revenue and bond anticipation notes of short maturity, generally less than one year, which are issued to obtain temporary funds for various public purposes. Also included in this category are Construction Loan Notes, Short-Term Discount Notes and Project Notes issued by a state or local housing agency but secured by the full faith and credit of the United States.

Prices of and yields on municipal securities depend on a variety of factors, such as changes in interest rates, the size of a particular offering, the maturity and the rating of the obligation, economic and monetary conditions, and conditions of the municipal securities market, including the volume of municipal securities available. Market values of municipal securities will vary according to the relation of their yields available. Consequently, the income of UMB Scout Tax-Free Money Market Fund and the yield on its shares can be expected to change as the level of interest rates fluctuates.

Investments in short-term municipal obligations and notes are limited to those obligations which at the time of purchase: (1) are backed by the full faith and credit of the United States; (2) are rated MIG-1 or MIG-2 by Moody's; or (3) if the obligations or notes are not rated, of comparable quality as determined by the Board of Trustees. Short-term discount notes are limited to those obligations rated A-1 by S&P(R), or Prime-1 by Moody's or their equivalents as determined by the Board of Trustees. If the short-term discount notes are not rated, they must be of comparable quality as determined by the Board of Trustees.

While the Fund normally maintains at least 80% of its net assets in municipal securities, it may invest any remaining balance in taxable money market instruments on a temporary basis, if the Advisor believes this action would be in the best interest of shareholders. Included in this category are: obligations of the U.S. Government, its agencies or instrumentalities; certificates of deposit; bankers' acceptances and other short-term debt obligations of United States banks with total assets of $1 billion or more; and commercial paper rated A-2 or better by S&P(R) or Prime-2 or better by Moody's, or certain rights to acquire these securities. The Fund reserves the right to hold cash reserves as the Advisor deems necessary for defensive or emergency purposes. It is the policy of the Fund not to invest more than 25% of its assets in any one classification of municipal securities, except project notes or other tax-exempt obligations that are backed by the U.S. Government.

Should the rating organizations used by the Fund cease to exist or change their systems, the Fund will attempt to use other comparable ratings as standards for its investments in municipal securities in accordance with its investment policies.

To achieve its objectives the Fund may engage in trading activity in order to take advantage of opportunities to enhance yield, protect principal or improve liquidity. This trading activity should not increase the Fund's expenses since there are normally no brokers' commissions paid by the Fund for the purchase or sale of money market instruments. However, a markup or spread may be paid to a dealer from which the Fund purchases a security.

The UMB Scout Tax-Free Money Market Fund may invest in issues of the U.S. Treasury or U.S. Government agencies subject to repurchase agreements entered into with the seller of the issue.

Pursuant to Rule 2a-7 of the 1940 Act, the Fund will price its shares according to a procedure known as amortized cost, and will maintain 100% of its assets in securities with remaining maturities of 397 days or less, and limit its investments to those instruments which the Trustees determine present minimal credit risks, and which are eligible investments under the rule. The Fund will maintain a weighted average maturity of 90 days or less.

                                  RISK FACTORS

RISK FACTORS APPLICABLE TO FOREIGN INVESTMENTS. From time to time, the UMB Scout WorldWide Fund may invest in companies located in foreign countries or emerging markets. As non-U.S. companies are not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those applicable to U.S. companies, similar information may not be readily available about certain foreign companies. Securities of some non-U.S. companies may be less liquid and more volatile than securities of comparable U.S. companies. In addition, in certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments that could affect U.S. investments in those countries.

The risks of foreign investing may be heightened for investments in emerging markets. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, may present the risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

The risks to which the UMB Scout WorldWide Fund is exposed, as a result of investing in companies located outside the United States also include: currency risks such as fluctuations in the value of foreign currencies and the performance of foreign currencies relative to the U.S. dollar; exchange control regulations; and costs incurred in connection with conversions between various currencies (fees may also be incurred when converting foreign investments to U.S. dollars). As a result, the relative strength of the U.S. dollar may be an important factor in the performance of the Fund.

RISK FACTORS APPLICABLE TO REPURCHASE AGREEMENTS. The use of repurchase agreements involves certain risks. For example, if the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, a Fund may incur a loss upon disposition of them. If the seller of the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, disposition of the underlying securities may be delayed pending court proceedings. Finally, it is possible that a Fund may not be able to perfect its interest in the underlying securities. While the Funds' Advisor acknowledges these risks, it is expected that they can be controlled through stringent security selection criteria and careful monitoring procedures.

RISK FACTORS APPLICABLE TO MONEY MARKET INSTRUMENTS. The yield and principal value of money market instruments are sensitive to short-term lending conditions, and it is possible that an issuer may default. The UMB Scout Money Market Fund - Federal Portfolio, the UMB Scout Money Market Fund - Prime Portfolio and the UMB Scout Tax-Free Money Market Fund will seek to minimize these risks through portfolio diversification, careful portfolio selection among securities considered to be high quality and by maintaining short average maturities.

RISK FACTORS APPLICABLE TO INVERSE FLOATERS. The UMB Scout Kansas Tax-Exempt Bond Fund may invest in municipal securities whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index ("inverse floaters"). An investment in inverse floaters may involve greater risk than an investment in a fixed rate bond. Because changes in the interest rate on the other security or index inversely affect the residual interest paid on the inverse floater, the value of an inverse floater is generally more volatile than that of a fixed rate bond. Inverse floaters have interest rate adjustment formulas which generally reduce or, in the extreme, eliminate the interest paid to the Fund when short-term interest rates rise, and increase the interest paid to the Fund when short-term interest rates fall. Inverse floaters have varying degrees of liquidity and tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline. Shifts in long-term interest rates may, however, alter this tendency. Although volatile, inverse floaters typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality and maturity. These securities usually permit the investor to convert the floating rate to a fixed rate (normally adjusted downward) and this optional conversion feature may provide a partial hedge against rising rates if exercised at an opportune time. Inverse floaters are leveraged because they provide two or more dollars of bond market exposure for every dollar invested.

RISK FACTORS APPLICABLE TO ILLIQUID AND RESTRICTED SECURITIES. Because illiquid and restricted securities may be difficult to sell at an acceptable price, they may be subject to greater volatility and may result in a loss to a Fund. The practice of investing in Rule 144A Securities could increase the level of a Fund's illiquidity during any period that qualified institutional buyers become uninterested in purchasing these securities.

RISK FACTORS APPLICABLE TO INVESTMENT COMPANIES. To the extent consistent with its investment objective and policies, each Fund may invest in securities issued by other investment companies. Investments by a Fund in other investment companies will be subject to the percentage limitations of the 1940 Act. As a shareholder of another investment company, a Fund would be subject to the same risks as any other investor in that company. In addition, it would bear a proportionate share of any fees and expenses paid by that company. These would be in addition to the advisory and other fees paid directly by a Fund.

RISK FACTORS APPLICABLE TO SECURITIES LENDING. In order to generate additional income, certain Funds may lend securities on a short-term basis to banks, broker-dealers or other qualified institutions. In exchange, a Fund will receive collateral equal to at least 100% of the value of the securities loaned. Securities lending may represent no more than one-third the value of a Fund's total assets (including the loan collateral). Any cash collateral received by a Fund in connection with these loans may be invested in U.S. government securities and other liquid high-grade debt obligations. The main risk when lending portfolio securities is that the borrower might become insolvent or refuse to honor its obligation to return the securities. In this event, a Fund could experience delays in recovering its securities and may incur a capital loss. In addition, a Fund may incur a loss in reinvesting the cash collateral it receives.

RISK FACTORS APPLICABLE TO MORTGAGE-BACKED SECURITIES. Mortgage-backed securities have certain characteristics that are different from traditional debt securities. As a result of the risks associated with these securities, the Fund could realize a loss by investing in them, regardless of their rating or their credit enhancement features.

Among the major differences between mortgage-backed securities and traditional debt securities are that on mortgage-backed securities, interest and principal payments are made more frequently, usually monthly, and principal may be prepaid at any time because the underlying mortgage loans or other assets may be prepaid generally at any time, usually without penalty. Generally, changes in the rate of prepayments will affect the yield to maturity of the security. Moreover, when the holder of the security attempts to reinvest prepayments of principal and interest, it may receive a rate of interest higher or lower than the rate on the mortgage-backed securities originally held. To the extent that mortgage-backed securities are purchased at a premium, mortgage foreclosures and principal prepayments may result in a loss to the extent of the premium paid. If such securities are bought at a discount, both scheduled payments of principal and unscheduled prepayments will increase current and total returns and will accelerate the recognition of income that when distributed to shareholders, will be taxable as ordinary income.

Mortgage-backed securities, like all fixed-income securities, generally decrease in value as a result of increases in interest rates. In addition, although the value of fixed-income securities generally increases during periods of falling interest rates and decreases during periods of rising interest rates, as a result of prepayments and other factors, this is not always the case with respect to mortgage-backed securities.

Although the extent of prepayments on a pool of mortgage loans depends on various economic and other factors, as a general rule, prepayments on fixed rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Accordingly, during a period of declining rates, the Fund is likely to have greater amounts to reinvest as a result of prepayments and is likely to have to reinvest those amounts at lower interest rates than during a period of rising interest rates. Generally, mortgage-backed securities decrease in value as a result of increases in interest rates and may benefit less than other fixed-income securities from declining interest rates because of the risk of prepayment.

The UMB Scout Bond Fund may invest in mortgage derivative securities, such as CMOs, the average life of which is determined using mathematical models that incorporate prepayment assumptions and other factors involving estimates of future economic and market conditions. These estimates may vary from actual future results, particularly during periods of extreme market volatility. In addition, under certain market conditions, the average weighted life of mortgage derivative securities may not reflect the price volatility of such securities accurately. For example, in periods of supply and demand imbalances in the market for such securities and/or in periods of sharp interest rate movements, the prices of mortgage derivative securities may fluctuate to a greater extent than would be expected from interest rate movements alone.

The UMB Scout Bond Fund's investments in mortgage derivative securities also subject the Fund to extension risk. "Extension risk" is the possibility that rising interest rates may cause prepayments to occur at a slower than expected rate. This particular risk effectively may change a security that was considered short or intermediate-term at the time of purchase into a long-term security. Generally, long-term securities fluctuate more widely in response to changes in interest rates than short or intermediate-term securities.


In addition, CMOs and other mortgage-backed securities issued by private entities are not U.S. government securities and are not guaranteed by any government agency, although the pool of securities underlying a privately issued mortgage-backed security may be subject to a guarantee. Therefore, if the collateral securing a privately issued mortgage-backed security held by the Fund, in addition to any third party credit support or guarantees, is insufficient to make payment, the Fund could sustain a loss on its investment in that security. However, as stated above, the Fund will invest in CMOs and other mortgage-backed securities issued by private entities only if they are rated AA-/Aa3 (S&P(R)/Moody's) or above.


                             INVESTMENT RESTRICTIONS

The Funds have adopted the following investment restrictions, some of which are fundamental investment restrictions that cannot be changed without the approval of a "majority of the outstanding voting securities" of the Fund. Under the 1940 Act, a "majority of the outstanding voting securities" of a Fund means the vote of: (i) more than 50% of the outstanding voting securities of the Fund; or (ii) 67% or more of the voting securities of the Fund present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, whichever is less. In cases where the current legal or regulatory limitations are explained in the investment restrictions, such explanations are not part of the fundamental investment restriction and may be modified without shareholder approval to reflect changes in the legal and regulatory requirements.

EACH FUND will not, as a matter of fundamental policy:

(1) borrow money or issue senior securities, except as the 1940 Act, any rule thereunder, or SEC staff interpretation thereof, may permit. The following sentence is intended to describe the current regulatory limits relating to senior securities and borrowing activities that apply to mutual funds and the information in the sentence may be changed without shareholder approval to reflect legal or regulatory changes. A Fund may borrow up to 5% of its total assets for temporary purposes and may also borrow from banks, provided that if borrowings exceed 5%, a Fund must have assets totaling at least 300% of the borrowing when the amount of the borrowing is added to the Fund's other assets. The effect of this provision is to allow a Fund to borrow from banks amounts up to one-third (33 1/3%) of its total assets (including those assets represented by the borrowing).

(2) underwrite the securities of other issuers, except that a Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the 1933 Act.

(3) purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent a Fund from investing in issuers which invest, deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

(4) make loans, provided that this restriction does not prevent a Fund from purchasing debt obligations, entering into repurchase agreements, and loaning its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests.

(5) make investments that will result in the concentration (as that term may be defined in the 1940 Act, any rules or orders thereunder, or SEC staff interpretation thereof) of its total assets in securities of issuers in any one industry (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies). The following sentence is intended to describe the current definition of concentration and the information in the sentence may be changed without shareholder approval to reflect legal or regulatory changes. Currently, to avoid concentration of investments, a Fund may not invest 25% or more of its total assets in securities of issuers in any one industry (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies). For the UMB Scout Kansas Tax-Exempt Bond Fund, the determination of the "issuer" of a municipal obligation which is not a general obligation bond will be made by the Advisor on the basis of the characteristics of the obligation and other relevant factors, the most significant of which is the source of funds committed to meeting interest and principal payments of such obligations.

(6) purchase or sell commodities as defined in the Commodity Exchange Act, as amended, and the rules and regulations thereunder, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

(7) change its classification under the 1940 Act from "diversified" to "non-diversified." The following sentence describes the current regulatory definition of "diversified" for purposes of the 1940 Act, and the information in the sentence may be changed without shareholder approval to reflect legal or regulatory changes. A diversified Fund is one that does not: (1) as to 75% of its total assets, purchase the securities of any one issuer (other than securities issued or guaranteed by the United States Government or any of its agencies or instrumentalities or securities of other investment companies), if immediately after and as a result of such purchase (a) the value of the holdings of the Fund in the securities of such issuer exceeds 5% of the value of the Fund's total assets, or (b) the Fund owns more than 10% of the outstanding voting securities, or any other class of securities, of such issuer.

The following are "non-fundamental" restrictions for THE UMB SCOUT STOCK FUND, THE UMB SCOUT WORLDWIDE FUND AND THE UMB SCOUT BOND FUND, which may be changed by the Board of Trustees of the Trust without shareholder approval. Each Fund will not:


(1) invest in companies for the purpose of exercising control of management;

(2)      purchase securities on margin, or sell securities short;

(3) purchase shares of other investment companies except in the open market at ordinary broker's commission or pursuant to a plan of merger or consolidation;

(4) invest in the aggregate more than 5% of the value of its gross assets in the securities of issuers (other than federal, state, territorial, or local governments, or corporations, or authorities established thereby), which, including predecessors, have not had at least three years' continuous operations;

(5) enter into dealings with its officers or directors, its investment advisor or underwriter, or their officers or directors, or any organization in which such persons have a financial interest, except for transactions in a Fund's own shares or other securities through brokerage practices which are considered normal and generally accepted under the circumstances existing at the time;

(6) purchase or retain securities of any company in which any Fund officers or directors, or Fund investment advisor or any of its partners, officers, or directors beneficially own more than 1/2 of 1% of said company's securities, if all such persons owning more than 1/2 of 1% of said company's securities own in the aggregate more than 5% of the outstanding securities of such company;

(7)      make itself or its assets liable for the indebtedness of others;

(8) invest in securities which are assessable or involve unlimited liability; or

(9) invest in securities issued by UMB Financial Corporation or affiliate banks of UMB Financial Corporation.

The following are "non-fundamental" restrictions for THE UMB SCOUT SMALL CAP FUND, which may be changed by the Board of Trustees without shareholder approval. The Fund will not:

(1) invest in companies for the purpose of exercising control of management;

(2) purchase shares of other investment companies except in the open market at ordinary broker's commission or pursuant to a plan of merger or consolidation;

(3) enter into dealings with its officers or directors, its investment advisor or underwriter, or their officers or directors, or any organization in which such persons have a financial interest, except for transactions in the Fund's own shares or other securities through brokerage practices which are considered normal and generally accepted under the circumstances existing at the time;

(4) purchase or retain securities of any company in which any Fund officers or directors, or Fund investment advisor or any of its partners, officers, or directors beneficially own more than 1/2 of 1% of said company's securities, if all such persons owning more than 1/2 of 1% of said company's securities own in the aggregate more than 5% of the outstanding securities of such company;

(5) invest in securities which are assessable or involve unlimited liability;

(6) invest in securities issued by UMB Financial Corporation or affiliate banks of UMB Financial Corporation;

(7)      purchase securities on margin, or sell securities short; or

(8)      make itself or its assets liable for the indebtedness of others.

The following are "non-fundamental" restrictions for the UMB SCOUT KANSAS TAX-EXEMPT BOND FUND, which can be changed by the Board of Trustees without shareholder approval. The Fund may not:

(1) invest in companies for the purpose of exercising control of management;

(2) purchase shares of other investment companies except as permitted under the 1940 Act, or pursuant to a plan of merger or consolidation;

(3) invest in the aggregate more than 5% of the value of its gross assets in the securities of issuers (other than federal, state, territorial, or local governments, or corporations, or authorities established thereby), which, including predecessors, have not had at least three years' continuous operations;

(4) enter into dealings with its officers or directors, its investment advisor or underwriter, or their officers or directors, or any organization in which such persons have a financial interest, except for transactions in the Fund's own shares or other securities through brokerage practices which are considered normal and generally accepted under the circumstances existing at the time;

(5) invest in securities issued by UMB Financial Corporation or affiliate banks of UMB Financial Corporation; or

(6)      purchase securities on margin, or sell securities short.

The following are "non-fundamental" restrictions for the UMB SCOUT MONEY MARKET FUND - FEDERAL PORTFOLIO and the UMB SCOUT MONEY MARKET FUND - PRIME PORTFOLIO, which can be changed by the Board of Trustees without shareholder approval. The Funds may not:

(1)      invest in equity securities or securities convertible into equities;

(2)      purchase securities on margin or sell short;

(3) purchase or retain securities of an issuer if those trustees of a Fund, each of whom owns more than one-half of one percent (.5%) of such securities, together own more than five percent (5%) of the securities of such issuer;

(4) write, or invest in, put, call, straddle or spread options or invest in interests in oil, gas or other mineral exploration or development programs;

(5)      invest in companies for the purpose of exercising control;

(6) invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets; or

(7) invest more than 5% of the value of either Fund's total assets at the time of investment in the securities of any issuer or issuers which have records of less than three years' continuous operation, including the operation of any predecessor, but this limitation does not apply to securities issued or guaranteed as to interest and principal by the United States Government or its agencies or instrumentalities. There is no limitation with respect to investments in U.S. Treasury bills, or other obligations issued or guaranteed by the federal government, its agencies and instrumentalities.

The following are "non-fundamental" restrictions for the UMB SCOUT TAX-FREE MONEY MARKET FUND, which can be changed by the Board of Trustees without shareholder approval. The Fund may not:

(1)      invest in equity securities or securities convertible into equities;

(2) purchase more than ten percent (10%) of the outstanding publicly issued debt obligations of any issuer;

(3)      purchase securities on margin or sell short;

(4) purchase or retain securities of an issuer if those trustees of the Fund, each of whom owns more than one-half of one percent (.5%) of such securities, together own more than five percent (5%) of the securities of such issuer;

(5)      invest in put, call, straddle or spread options;

(6) purchase securities of any issuer (except the United States Government, its agencies and instrumentalities, and any municipal bond guaranteed by the United States Government) if, as a result, more than 5% of the total assets would be invested in the securities of such issuer; for purposes of this limitation, identification of the "issuer" will be based on a determination of the source of assets and revenues committed to meeting interest and principal payments of each security, and a government entity which guarantees the securities issued by another entity is also considered an issuer of that security;

(7)      invest in companies for the purpose of exercising control;

(8) invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets; or

(9) invest more than 5% of the value of its total assets at the time of investment in the securities of any issuer or issuers which have records of less than three years' continuous operation, including the operation of any predecessor, but this limitation does not apply to securities issued or guaranteed as to interest and principal by the United States Government or its agencies or instrumentalities.

The following are "non-fundamental" restrictions for the UMB SCOUT GROWTH FUND, which can be changed by the Board of Trustees without shareholder approval. The Fund may not:

(1) operate as a fund of funds that invests primarily in the shares of other investment companies as permitted by Section 12(d)(1)(F) or (G) of the 1940 Act, if its own shares are utilized as investments by such a fund of funds. The Fund is permitted to invest in other investment companies, including open-end, closed-end or unregistered investment companies, either within the percentage limits set forth in the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, or without regard to percentage limits in connection with a merger, reorganization, consolidation or other similar transaction. Under current legal and regulatory requirements, the Fund may invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of any investment company or invest more than 10% of its total assets in the securities of other investment companies; or

(2) invest more than 15% of its net assets in securities which it cannot sell or dispose of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment.

                             PORTFOLIO TRANSACTIONS

Decisions to buy and sell securities for a Fund are made by the Funds' Advisor. Officers of the Advisor are generally responsible for implementing or supervising these decisions, including allocation of portfolio brokerage and principal business and the negotiation of commissions and/or the price of the securities.

The Advisor, in purchasing and selling portfolio securities, will seek the best available execution of securities transactions consistent with the circumstances that exist at the time. The Advisor does not intend to solicit competitive bids on each transaction.

There is no pre-existing commitment to place orders with any broker, dealer or member of an exchange. The Advisor evaluates a wide range of criteria in seeking the most favorable price and market for the execution of transactions, including the broker's commission rate, execution capability, positioning and distribution capabilities, information in regard to the availability of securities, trading patterns, statistical or factual information, opinions pertaining to trading strategy, back office efficiency, ability to handle difficult trades, financial stability, and prior performance in servicing the Advisor and its clients. For transactions in equity securities and U.S. Government securities executed in the over-the-counter market, purchases and sales are transacted directly with principal market-makers except in those circumstances where, in the opinion of the Advisor, better prices and executions are available elsewhere.

The Advisor, when effecting purchases and sales of portfolio securities for the Funds, will seek execution of trades either (i) at the most favorable and competitive rate of commission charged by any broker, dealer or member of an exchange, or (ii) at a higher rate of commission charges, if reasonable in relation to brokerage and research services provided to the Funds or their Advisor by such member, broker, or dealer. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale, statistical or factual information, or opinions pertaining to investments. The Advisor may use research and services provided by brokers and dealers in servicing any clients, including the Funds, and not all such services need to be used by the Advisor in connection with the Funds. In accordance with the provisions of Section 28(e) of the Securities Exchange Act of 1934, as amended, the Advisor may from time-to-time receive services and products which serve both research and nonresearch functions. In such event, the Advisor makes a good faith determination of the anticipated research and nonresearch use of the product or service and allocates brokerage only with respect to the research component.

The UMB Scout Money Market Fund - Federal Portfolio, the UMB Scout Money Market Fund - Prime Portfolio and the UMB Scout Tax-Free Money Market Fund expect that purchases and sales of portfolio securities usually will be principal transactions. Portfolio securities normally will be purchased directly from the issuer or in the over-the-counter market from a principal market maker for the securities, unless it appears that a better combination of price and execution may be obtained elsewhere. Usually there will be no brokerage commission paid by these Funds for such purchases. Purchases from underwriters of portfolio securities will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers will include the spread between the bid and asked price. In instances where securities are purchased on a commission basis, the Funds will seek competitive and reasonable commission rates based on the circumstances of the trade involved and to the extent that they do not detract from the quality of the execution.

When the Advisor in its fiduciary duty believes it to be in the best interests of a Fund's shareholders, a Fund may join with other clients of the Advisor in acquiring or disposing of a portfolio holding. Securities acquired or proceeds obtained will be equitably distributed between a Fund and other clients participating in the transaction. In some instances, this investment procedure may affect the price paid or received by a Fund or the size of the position obtained by a Fund.

As of June 30, 2005, some Funds held securities of their regular broker-dealers, as follows: the UMB Scout Stock Fund held 48,200 shares of Merrill Lynch & Co., Inc. ($2,651,482), the UMB Scout Bond Fund held a Merrill Lynch & Co., Inc. bond in the principal amount of $750,000 and a value of $791,827 and the UMB Scout Money Market Fund - Prime Portfolio held two Merrill Lynch & Co., Inc. notes with a total par value of $25,000,000 and a total value of $25,025,449.

The following Funds paid the following brokerage commissions for the past three fiscal years ended June 30, 2005, 2004 and 2003:

-----------------------------------------  ----------  --------  --------
                                              2005       2004      2003
-----------------------------------------  ----------  --------  --------
UMB Scout Stock Fund                        $168,828    $97,109  $68,706
-----------------------------------------  ----------  --------  --------
UMB Scout Growth Fund
  (formerly, UMB Scout StockSelect Fund)     $75,079    $15,097  $17,285
-----------------------------------------  ----------  --------  --------
UMB Scout Small Cap Fund                    $576,509   $268,017  $140,535
-----------------------------------------  ----------  --------  --------
UMB Scout WorldWide Fund                   $1,099,627  $393,531  $266,271
-----------------------------------------  ----------  --------  --------

The UMB Scout WorldWide Fund experienced a significant growth in assets during the fiscal year ended June 30, 2005, and, as a result, experienced a corresponding increase in the amount of brokerage commissions paid.


PORTFOLIO TURNOVER. The Funds do not intend to purchase securities solely for short-term trading; nor will securities be sold for the sole purpose of realizing gains. However, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what the Funds' Advisor believes to be a disparity in the normal yield relationship between the two securities. In addition, a security may be sold and another purchased when, in the opinion of the Advisor, a favorable yield spread exists between specific issues or different market sectors. Short-term debt instruments with maturities of less than one year are excluded from the calculation of portfolio turnover.

There are no fixed limitations regarding portfolio turnover for either the equity or fixed income portions of any Fund. Although no Fund trades for short-term profits, securities may be sold without regard to the time they have been held in a Fund when, in the opinion of the Fund's Advisor, investment considerations warrant such action. As a result, while it is anticipated that the turnover rates for the equity portions of each Fund's portfolio generally will not exceed 100%, under certain market conditions, these portfolio turnover rates may exceed 100%. Increased portfolio turnover rates would cause a Fund to incur greater brokerage costs than would otherwise be the case and may result in the acceleration of capital gains that are taxable when distributed to shareholders. The Funds' current portfolio turnover rates may be found in the Annual Report of the Funds dated June 30, 2005.

On April 1, 2005, the UMB Scout Growth Fund changed its investment strategy to a growth strategy; accordingly, the portfolio turnover rate of the Fund increased significantly during the fiscal year ended June 30, 2005 due to the resulting adjustments in the Fund's portfolio holdings.


                             PERFORMANCE COMPARISONS

In advertisements or in reports to shareholders, the Funds may compare their performance to that of other mutual funds with similar investment objectives and to stock or other relevant indices. For example, the UMB Scout Stock Fund, the UMB Scout Small Cap Fund, the UMB Scout WorldWide Fund, the UMB Scout Bond Fund, the UMB Scout Kansas Tax-Exempt Bond Fund and the UMB Scout Growth Fund may compare their performance to rankings prepared by Lipper, Inc. (Lipper), a widely recognized independent service which monitors the performance of mutual funds. The UMB Scout Stock Fund, the UMB Scout WorldWide Fund, the UMB Scout Growth Fund and the UMB Scout Small Cap Fund may also compare their performance to the S&P 500(R) Index, an index of unmanaged groups of common stocks, the Dow Jones Industrial Average, a recognized unmanaged index of common stocks of 30 industrial companies listed on the NYSE, or the Consumer Price Index. The UMB Scout Bond Fund may compare its performance to the Shearson/Lehman Government/Corporate Index, an unmanaged index of government and corporate bonds.

Performance information, rankings, ratings, published editorial comments and listings as reported in national financial publications including, but not limited to: Kiplinger's Personal Finance Magazine, Business Week, Morningstar Mutual Funds, Investor's Business Daily, Smart Money, Money Central Investors, Institutional Investor, Reuters, Investment News, Ignites!, The Wall Street Journal, New York Times, Mutual Fund Forecaster, No-Load Investor, Money, Forbes, Fortune and Barron's Financial World, U.S News & World Report, USA Today, Bloomberg's Personal Finance, Income & Safety, The Mutual Fund Letter, United Mutual Fund Selector, No-Load Fund Analyst, No-Load Fund X, Louis Rukeyser's Wall Street newsletter, Donoghue's Money Letter, CDA Investment Technologies, Inc., Wiesenberger Investment Companies Service, Donoghue's Mutual Fund Almanac, Bank Rate Monitor, Consumer Reports, Northwestern Financial Review, Donoghue's Money Fund Report, sageonline.com and morningstar.com may also be used in comparing performance of the Funds. Performance comparisons should not be considered as representative of the future performance of the Funds.

                   PURCHASE, REDEMPTION AND PRICING OF SHARES

The net asset value ("NAV") per share of each Fund is computed once daily, as described in the Prospectus, on each day that the Fund is open for business. The Funds are normally open for business on the same days that the New York Stock Exchange is open for unrestricted trading. The Funds are closed on weekends and/or the following holidays:

                  New Year's Day                     January 1
                  Martin Luther King, Jr. Day        Third Monday in January
                  Presidents' Holiday                Third Monday in February
                  Good Friday                        Friday before Easter
                  Memorial Day                       Last Monday in May
                  Independence Day                   July 4
                  Labor Day                          First Monday in September
                  Columbus Day*                      Second Monday in October
                  Veterans' Day*                     November 11
                  Thanksgiving Day                   Fourth Thursday in November
                  Christmas Day                      December 25

                  * The UMB Scout Money Market Fund - Federal Portfolio, the UMB
                    Scout Money Market Fund - Prime Portfolio and the UMB Scout Tax-Free Money Market Fund only.

If any of the aforementioned holidays falls on a Saturday, the New York Stock Exchange will not be open for trading on the preceding Friday, and when any holiday falls on a Sunday, the New York Stock Exchange will not be open for trading on the following Monday unless unusual business conditions exist, such as the ending of a monthly or yearly accounting period.

In connection with the determination of the Funds' net asset values, securities that are traded on a recognized stock exchange (except the NASDAQ National Market(R) and SmallCap(R) exchanges) are valued at the last sale price on the securities exchange on which such securities are primarily traded. Securities traded on only over-the-counter markets are valued at the mean between the last current bid and asked prices. Securities for which there were no transactions are valued at the mean between the last current closing bid and asked prices. NASDAQ National Market(R) and SmallCap(R) securities will be valued at the NASDAQ Official Closing Price ("NOCP"). The NOCP will be based on the last trade price if it falls within the concurrent best bid and asked prices and will be normalized pursuant to NASDAQ's published procedures if it falls outside this range. Options written or purchased by the UMB Scout Kansas Tax-Exempt Bond Fund are valued at the last sales price if such sales price is between the current bid and asked prices. Otherwise, options are valued at the mean between the current bid and asked prices. Debt securities (other than short-term instruments) are valued at prices furnished by a pricing service, subject to review and possible revision by the Funds' Advisor. Any modification of the price of a debt security furnished by a pricing service is made pursuant to procedures adopted by the Board of Trustees. Debt instruments maturing within 60 days are valued by the amortized cost method. Any securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the Advisor implementing procedures adopted by the Board of Trustees.

With respect to the UMB Scout Money Market Fund - Federal Portfolio, the UMB Scout Money Market Fund - Prime Portfolio and the UMB Scout Tax-Free Money Market Fund, shares redeemed will be entitled to receive all dividends declared through the day preceding the date of redemption. If you redeem all of the shares in your account, your redemption check will include all dividends. If you redeem less than all of the shares in your account, in addition to the share redemption check, a separate check representing all dividends declared but unpaid on the shares redeemed will be distributed on the next dividend payment date. Any amount due you in your declared but unpaid dividend account cannot be redeemed by draft.

The right of redemption may be suspended, or the date of payment postponed beyond the normal seven-day period by a Fund under the following conditions authorized by the 1940 Act: (1) for any period (a) during which the New York Stock Exchange is closed, other than customary weekend and holiday closing, or
(b) during which trading on the New York Stock Exchange is restricted; (2) for any period during which an emergency exists as a result of which (a) disposal by the Fund of securities owned by it is not reasonably practicable, or (b) it is not reasonably practicable for the Fund to determine the fair value of its net assets; or (3) for such other periods as the SEC may by order permit for the protection of the Funds' shareholders.

Each Fund other than the UMB Scout Kansas Tax-Exempt Bond Fund has elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which these Funds are obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of a Fund's net asset value during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a Fund may redeem the excess in kind. If shares are redeemed in kind, the redeeming shareholder may incur brokerage costs in converting the assets to cash. The method of valuing securities used to make redemptions in kind will be the same as the method of valuing portfolio securities described under "Determining Your Share Price" in the Prospectus, and such valuation will be made as of the same time the redemption price is determined.

The UMB Scout Kansas Tax-Exempt Bond Fund may satisfy redemption requests by distributing securities in kind. If shares are redeemed in kind, the redeeming shareholder may incur brokerage costs in converting the assets to cash. The method of valuing securities used to make redemptions in kind will be the same as the method of valuing portfolio securities described under "Determining Your Share Price" in the prospectus and such valuation will be made as of the same time the redemption price is determined.

                        DISCLOSURE OF PORTFOLIO HOLDINGS

The Funds publicly disclose 100% of their portfolio holdings in quarterly reports approximately 60 days after each quarter-end as required by SEC rules. Each non-money market Fund is also authorized to publicly disclose 100% of its portfolio holdings after a shorter delay (at least 30 days after each quarter end) to facilitate timely release of information to rating agencies and others. Also, each Fund (other than the UMB Scout Money Market Fund - Federal Portfolio, the UMB Scout Money Market Fund - Prime Portfolio and the UMB Scout Tax-Free Money Market Fund) makes a complete list of its portfolio holdings publicly available on the Funds' web site, umbscoutfunds.com, approximately thirty days after the end of each fiscal quarter. Further, each Fund that holds equity securities discloses its top ten equity holdings on the Funds' web site approximately fifteen days after the end of each fiscal quarter. This information is made available in order to enhance communications to the Funds' shareholders and provide them with additional means of monitoring and evaluating their investments in the Funds.

Under the Funds' portfolio holdings disclosure policy and relevant SEC rules, the Funds may not make non-public disclosure of portfolio holdings information to third parties, unless the third party agress to keep the information confidential and to appropriate limitations on trading. The Funds and/or the Adviser share portfolio holdings information with certain primary service providers that have a legitimate business need, related to the services they provide to the Funds, for such information. The service providers that may receive portfolio holdings information include the custodian, the administrator, the proxy voting vendor, trade management and custodial systems vendors, consultants, legal counsel, the independent registered public accounting firm and vendors that provide analytics used for investment management and compliance oversight responsibilites. The Trust's service arrangements with each of these entities include a duty of confidentiality (including appropriate limitations on trading) regarding portfolio holdings data by each service provider and its employees, either by law or by contract. No compensation or other consideration is received with respect to the disclosure to the Funds' primary service providers.

The Chief Compliance Officer will periodically assess compliance with the portfolio holdings disclosure policy and incorporate this assessment within the annual review to compliance controls and report as necessary to the Board of Trustees.

If a violation of the portfolio holding disclosure policy is suspected, it shall be communicated to the Chief Compliance Officer for investigation. If it is determined that portfolio holdings information has been released in contravention of this policy, the circumstances surrounding the release of such information will be investigated. To the extent that it is determined that the information has been deliberately released in contravention of these procedures, then appropriate disciplinary action will be taken against the individual(s) responsible for the release.

To the extent that information is released in contravention of these procedures, reasonable efforts will be made to retrieve such information from the party to whom the information was disclosed. If it is impractical or impossible to retrieve such information, reasonable efforts will be made to secure a non-disclosure agreement from the party to whom such information was released. If these efforts are unsuccessful, then consideration will be given to publicly releasing the information.


                       DIVIDENDS, DISTRIBUTIONS AND TAXES

DISTRIBUTIONS OF NET INVESTMENT INCOME. In general, the Funds receive income in the form of dividends or interest on their investments. This income, less expenses incurred in the operation of a Fund, constitutes a Fund's net investment income from which dividends may be paid to you. Any distributions by a Fund from such income (other than qualified dividends) will be taxable to you at ordinary income tax rates, whether you receive them in cash or in additional shares.

By meeting certain requirements of the Internal Revenue Code (the "Code"), the UMB Scout Kansas Tax-Exempt Bond Fund and the UMB Scout Tax-Free Money Market Fund have qualified and continue to qualify to pay exempt-interest dividends. These dividends are derived from interest income exempt from regular federal income tax, and are not subject to regular federal income tax when they are distributed. In addition, to the extent that exempt-interest dividends are derived from interest on obligations of a state or its political subdivisions, or from interest on qualifying U.S. territorial obligations (including qualifying obligations of Puerto Rico, the U.S. Virgin Islands or Guam), they also may be exempt from such state's personal income taxes. Most states, however, do not grant tax-free treatment to interest on state and municipal securities of other states.

The UMB Scout Kansas Tax-Exempt Bond Fund and the UMB Scout Tax-Free Money Market Fund may earn taxable income from many sources, including temporary investments, the discount from stripped obligations or their coupons, income from securities loans or other taxable transactions, and ordinary income derived from market discount bonds. Any Fund distributions from such income will be taxable to you as ordinary income, whether you receive them in cash or in additional shares.

The UMB Scout Money Market Fund - Federal Portfolio, the UMB Scout Money Market Fund - Prime Portfolio and the UMB Scout Tax-Free Money Market Fund each typically declares dividends from its respective daily net income for each day that its net asset value is calculated. A Fund's daily net income includes accrued interest and any original issue or acquisition discount, plus or minus any gain or loss on the sale of portfolio securities and changes in unrealized appreciation or depreciation in portfolio securities (to the extent required to maintain a constant net asset value per share), less the estimated expenses of the Fund. Any distributions by the Fund from such income will be taxable to you as ordinary income, whether you receive them in cash or in additional shares.

DISTRIBUTIONS OF CAPITAL GAIN. A Fund may realize a capital gain or loss in connection with sales or other dispositions of its portfolio securities. Distributions from net short-term capital gain will be taxable to you as ordinary income. Distributions from net long-term capital gain will be taxable as long-term capital gain, regardless of how long the Fund shares have been held. Any net capital gain realized by a Fund generally will be distributed once each year, in December, and may be distributed more frequently, if necessary, in order to reduce or eliminate excise or income taxes on the Funds. Because the UMB Scout Money Market Fund - Federal Portfolio, the UMB Scout Money Market Fund
- Prime Portfolio and the UMB Scout Tax-Free Money Market Fund are money market funds, they do not anticipate realizing any long-term capital gain.

MAINTAINING A $1 SHARE PRICE (ONLY APPLIES TO THE UMB SCOUT MONEY MARKET FUND - FEDERAL PORTFOLIO, THE UMB SCOUT MONEY MARKET FUND - PRIME PORTFOLIO AND THE UMB SCOUT TAX-FREE MONEY MARKET FUND). Gain and loss on the sale of portfolio securities and unrealized appreciation or depreciation in the value of these securities may require the Fund to adjust distributions to maintain its $1 share price. These procedures may result in under- or over-distributions by the Fund of its net investment income.

INVESTMENTS IN FOREIGN SECURITIES. The next four paragraphs describe tax considerations that are applicable to an investment in foreign securities by the UMB Scout WorldWide Fund.

         Effect of foreign withholding taxes. The Fund may be subject to foreign withholding taxes on income from certain foreign securities. This, in turn, could reduce the Fund's income dividends paid to you.

         Effect of foreign debt investments on distributions. Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by the Fund. Similarly, foreign exchange losses realized on the sale of debt securities generally are treated as ordinary losses. These gains when distributed are taxable to you as ordinary income, and any losses reduce the Fund's ordinary income otherwise available for distribution to you. This treatment could increase or decrease the Fund's ordinary income distributions to you, and may cause some or all of the Fund's previously distributed income to be classified as a return of capital. A return of capital generally is not taxable to you, but reduces the tax basis of your shares in the Fund. Any return of capital in excess of your basis, however, is taxable as a capital gain.

         PFIC securities. The Fund may invest in securities of foreign entities that could be deemed for tax purposes to be passive foreign investment companies (PFICs). When investing in PFIC securities, the Fund intends to mark-to-market these securities and recognize any gains at the end of its fiscal and excise (described below) tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that the Fund is required to distribute, even though it has not sold the securities. You should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends generally will not qualify for the reduced rate of taxation on qualified dividends when distributed to you by the Fund.

         Foreign Tax Credit. If more than 50% of the Fund's total assets at the end of the fiscal year are invested in securities of foreign corporations, the Fund may elect to pass-through to you your pro rata share of foreign taxes paid by the Fund. If this election is made, the year-end statement you receive from the Fund will show more taxable income than was actually distributed. In that case, you will be entitled to either deduct your share of such taxes in computing your taxable income or claim a foreign tax credit for such taxes against your U.S. federal income tax (subject to limitations for certain investors). The Fund will provide you with the information necessary to complete your personal income tax return if it makes this election.

INFORMATION ON THE TAX CHARACTER OF DISTRIBUTIONS. Each Fund will inform you of the amount of your income and capital gain dividends at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the end of each calendar year (including, for the UMB Scout Kansas Tax-Exempt Bond Fund and the UMB Scout Tax-Free Money Market Fund, the portion of the distributions that on average are comprised of taxable income or interest income that is a tax preference item when determining your alternative minimum tax). If you have not held Fund shares for a full year, a Fund may designate and distribute to you, as ordinary income, qualified dividend income or capital gain (or as taxable, tax-exempt or tax preference income in the case of the UMB Scout Kansas Tax-Exempt Bond Fund and the UMB Scout Tax-Free Money Market Fund), a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Fund. Taxable distributions declared and of record by a Fund in December but paid in January are taxable to you as if they were made in December.

ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY. Each Fund has elected to be treated as a regulated investment company under Subchapter M of the Code, has qualified as such for its most recent fiscal year, and intends to so qualify during the current fiscal year. As regulated investment companies, the Funds generally pay no federal income tax on the income and gain they distribute to you. The Board of Trustees reserves the right not to maintain the qualification of such Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders. In such case, the Fund will be subject to federal, and possibly state, corporate taxes on its taxable income and gain, and distributions to you will be taxed as dividend income to the extent of such Fund's earnings and profits.

EXCISE TAX DISTRIBUTION REQUIREMENTS. To avoid federal excise taxes, the Code requires a Fund to distribute to you by December 31 of each year, at a minimum, the following amounts: 98% of its investment company taxable income earned during the calendar year; 98% of its capital gain net income earned during the twelve month period ending October 31; and 100% of any undistributed amounts from the prior year. Each Fund intends to declare and pay these amounts in December (or to pay them in January, in which case you must treat them as received in December) to the extent they have not been distributed in June, to avoid these excise taxes, but can give no assurances that its distributions will be sufficient to eliminate all taxes.

REDEMPTION OF FUND SHARES. Redemptions (including redemptions in kind) and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you redeem your Fund shares, or exchange your Fund shares for shares of a different UMB Scout Fund, the Internal Revenue Service ("IRS") will require that you report a gain or loss on your redemption or exchange. If you held your shares as a capital asset, the gain or loss that you realize will be capital gain or loss and will be long-term or short-term, generally depending on how long you held your shares. For tax purposes, an exchange of your Fund shares for shares of a different UMB Scout Fund is the same as a sale.

As to the UMB Scout Money Market Fund - Federal Portfolio, the UMB Scout Money Market Fund - Prime Portfolio and the UMB Scout Tax-Free Money Market Fund, because these Funds seek to maintain a constant $1.00 per share net asset value, you should not expect to realize a capital gain or loss upon redemption or exchange of Fund shares.

REDEMPTIONS AT A LOSS WITHIN SIX MONTHS OF PURCHASE. Any loss incurred on the redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain distributed to you by a Fund on those shares.

As to the UMB Scout Kansas Tax-Exempt Bond Fund and the UMB Scout Tax-Free Money Market Fund, any loss incurred on the redemption or exchange of shares held for six months or less will be disallowed to the extent of any exempt-interest dividends distributed to you with respect to your Fund shares and any remaining loss will be treated as a long-term capital loss to the extent of any long-term capital gain distributed to you by the Fund on those shares.

WASH SALES. All or a portion of any loss that you realize upon the redemption of your Fund shares will be disallowed to the extent that you buy other shares in such Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares.

U.S. GOVERNMENT OBLIGATIONS. The income earned on certain U.S. government securities is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to dividends paid to you from interest earned on these securities, subject in some states to minimum investment or reporting requirements that must be met by a Fund. The income on Fund investments in certain securities, such as repurchase agreements, commercial paper and federal agency-backed obligations (e.g., Ginnie Mae or Fannie Mae securities), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

QUALIFIED DIVIDEND INCOME FOR INDIVIDUALS. If you are an individual shareholder, you should note that the dividends paid by the following Funds for the fiscal year ended June 30, 2005 were qualified dividends eligible for taxation at long-term capital gain rates as set forth below:

                  UMB Scout Stock Fund                               67.79%
                  UMB Scout Growth Fund                                100%
                  UMB Scout Small Cap Fund                           31.66%
                  UMB Scout WorldWide Fund                             100%

This reduced rate generally is available for dividends paid by a Fund out of dividends earned on the Fund's investment in stocks of (i) domestic corporations, and (ii) qualified foreign corporations, including corporations eligible for benefits of a comprehensive income tax treaty with the United States that the Treasury Department determines is satisfactory (including an exchange of information program), and corporations whose stock is readily tradable on an established securities market in the United States.

Both a Fund and the investor must meet certain holding period requirements to qualify Fund dividends for this treatment. Specifically, a Fund must hold the stock for at least 61 days during the 121-day period beginning 60 days before the stock becomes ex-dividend. Similarly, investors must hold their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund distribution goes ex-dividend. The ex-dividend date is the first date following the declaration of a dividend on which the purchaser of stock is not entitled to receive the dividend payment. When counting the number of days you held your Fund shares, include the day you sold your shares but not the day you acquired these shares.

If 95% or more of the Fund's income is from qualified sources, it will be allowed to designate 100% of the Fund's distributions as qualified dividend income. The amount of a Fund's ordinary dividend distribution that is eligible for this favored tax treatment will be reported by the Fund in its year-end tax notices to shareholders.

DIVIDENDS-RECEIVED DEDUCTION FOR CORPORATIONS. If you are a corporate shareholder, you should note that dividends paid by the following Funds for the fiscal year ended June 30, 2005 qualified for the dividends-received deduction as set forth below:

                  UMB Scout Stock Fund                               65.26%
                  UMB Scout Growth Fund                                100%
                  UMB Scout Small Cap Fund                           31.66%
                  UMB Scout WorldWide Fund                            0.88%

You may be allowed to deduct these qualified dividends, thereby reducing the tax that you would otherwise be required to pay on these dividends. The dividends-received deduction will be available only with respect to dividends designated by a Fund as eligible for such treatment. All dividends (including the deducted portion) must be included in your alternative minimum taxable income calculation.

Because the income of the UMB Scout Bond Fund, the UMB Scout Kansas Tax-Exempt Bond Fund, the UMB Scout Money Market Fund - Federal Portfolio, the UMB Scout Money Market Fund - Prime Portfolio and the UMB Scout Tax-Free Money Market Fund consists of interest rather than dividends, no portion of their distributions will generally be eligible for the dividends-received deduction. None of the dividends paid by such Funds for the most recent fiscal year qualified for such deduction, and it is anticipated that none of the current year's dividends will so qualify.

INVESTMENT IN COMPLEX SECURITIES. A Fund may invest in complex securities that may be subject to numerous special and complex tax rules. These rules could affect whether gain or loss recognized by the Fund is treated as ordinary or capital, or as interest or dividend income. These rules could also accelerate the recognition of income to the Fund (possibly causing the Fund to sell securities to raise the cash for necessary distributions). These rules could defer the Fund's ability to recognize a loss, and, in limited cases, subject the Fund to U.S. federal income tax on income from certain foreign securities. These rules could, therefore, affect the amount, timing, or character of the income distributed to you by the Fund.

ALTERNATIVE MINIMUM TAX (ONLY APPLIES TO THE UMB SCOUT KANSAS TAX-EXEMPT BOND FUND AND THE UMB SCOUT TAX-FREE MONEY MARKET FUND). Interest on certain private activity bonds, while exempt from regular federal income tax, is a preference item for you when determining your alternative minimum tax under the Code and under the income tax provisions of several states. Private activity bond interest could subject you to or increase your liability under the federal and state alternative minimum taxes, depending on your personal or corporate tax position. If you are a person defined in the Code as a substantial user (or person related to a user) of a facility financed by private activity bonds, you should consult with your tax advisor before buying shares of these Funds.

TREATMENT OF INTEREST ON DEBT INCURRED TO HOLD FUND SHARES (ONLY APPLIES TO THE UMB SCOUT KANSAS TAX-EXEMPT BOND FUND AND THE UMB SCOUT TAX-FREE MONEY MARKET
FUND). Interest on debt you incur to buy or hold Fund shares may not be deductible for federal income tax purposes.

LOSS OF STATUS OF SECURITIES AS TAX-EXEMPT (ONLY APPLIES TO THE UMB SCOUT KANSAS TAX-EXEMPT BOND FUND AND THE UMB SCOUT TAX-FREE MONEY MARKET FUND). Failure of the issuer of a tax-exempt security to comply with certain legal or contractual requirements relating to the security could cause interest on the security, as well as Fund distributions derived from this interest, to become taxable, perhaps retroactively to the date the security was issued.

NON-U.S. INVESTORS. Non-U.S. investors may be subject to U.S. withholding or estate tax, and are subject to special U.S. tax certification requirements.

The United Sates imposes a flat 30% withholding tax (or lower treaty rate) on U.S. source dividends. Capital gain dividends paid by a Fund from long-term capital gains are generally exempt from withholding. The American Jobs Creation Act of 2004 also exempts from withholding dividends paid by a Fund from interest income and short-term capital gains to the extent such income would be exempt if earned directly by the non-U.S. shareholder. Thus, capital gain dividends paid by a Fund from either long-term or short-term capital gains (other than gain realized on disposition of U.S. real property interests) are not subject to U.S. withholding tax unless you are a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the taxable year.

Similarly, interest-related dividends paid by a Fund from qualified interest income are not subject to U.S. withholding tax. "Qualified interest income" includes, in general, (1) bank deposit interest, (2) short-term original discount and (3) interest (including original issue discount, market discount, or acquisition discount) on an obligation which is in registered form, unless it is earned on an obligation issued by a corporation or partnership in which the Fund is a 10-percent shareholder or is contingent interest, and (4) any interest-related dividend from another RIC.

Ordinary dividends paid by a Fund to non-U.S. investors on the income earned on portfolio investments in (i) the stock of domestic and foreign corporations, and
(ii) the debt of foreign issuers continue to be subject to U.S. withholding tax. If you hold your Fund shares in connection with a U.S. trade or business, your income and gains will be considered effectively connected income and taxed in the U.S. on a net basis, in which case you may be required to file a nonresident U.S. income tax return. The exemption from withholding for short-term capital gain dividends and interest-related dividends paid by a Fund is effective for dividends paid with respect to taxable years of the Fund beginning after December 31, 2004 and before January 1, 2008.

The American Jobs Creation Act of 2004 also provides a partial exemption from U.S estate tax for stock in a Fund held by the estate of a nonresident decedent. The amount treated as exempt is based upon the proportion of the assets held by the Fund at the end of the quarter immediately preceding the decedent's death that are debt obligations, deposits, or other property that would generally be treated as situated outside the United States if held directly by the estate. This provision applies to decedents dying after December 31, 2004 and before January 1, 2008.

Special U.S. tax certification requirements apply to non-U.S. Shareholders both to avoid U.S. back up withholding imposed at a rate of 28% and to obtain the benefits of any treaty between the United States and the shareholder's country of residence. In general, a non-U.S. shareholder must provide a Form W-8 BEN or other Form W-8 to establish that you are not a U.S. person, to claim that you are the beneficial owner of the income and, if applicable, to claim a reduced rate of, or exemption from, withholding as a resident of a country with which the United States has an income tax treaty. A Form W-8BEN provided without a U.S. taxpayer identification number will remain in effect for a period beginning on the date signed and ending on the last day of the third succeeding calendar year unless an earlier change of circumstances makes the information on the form incorrect.

You should consult your tax advisor about the federal, state, local or foreign tax consequences of an investment in a Fund.

BACKUP WITHHOLDING. By law, each Fund must withhold a portion of your taxable distributions and redemption proceeds unless you provide your correct social security or taxpayer identification number, certify that this number is correct, certify that you are not subject to backup withholding, and certify that you are a U.S. person (including a U.S. resident alien). A Fund also must withhold if the IRS instructs it to do so. When withholding is required, the rate will be 28%.

                               INVESTMENT ADVISOR

Pursuant to an Investment Advisory Agreement dated April 1, 2005, the Trust, on behalf of the Funds, employs Scout Investment Advisors, Inc. as the Funds' investment advisor. The Advisor provides professional portfolio managers who make all decisions concerning the investment and reinvestment of the assets of the Funds in accordance with each Fund's stated investment objective and policies. The Advisor is a wholly-owned subsidiary of UMB Bank, n.a., the Funds' custodian. UMB Bank, n.a. and UMB Fund Services, Inc., the Funds' administrator and transfer agent, are both wholly-owned subsidiaries of UMB Financial Corporation. As of June 30, 2005, assets under the management of UMB Bank, n.a. and the Advisor were approximately $7.4 billion.

The following charts describe the annual investment advisory fee for each Fund.

                                  ANNUAL RATE OF FEE     ANNUAL RATE OF FEE
                                  ON FIRST $1 BILLION     ON AVERAGE DAILY
                                   OF AVERAGE DAILY         NET ASSETS OVER
        FUND                          NET ASSETS             $1 BILLION
UMB Scout Stock Fund*                    0.60%                  0.575%
UMB Scout Growth Fund*                   0.60%                  0.575%
UMB Scout Small Cap Fund                 0.75%                   0.65%
UMB Scout WorldWide Fund                 0.80%                   0.70%
UMB Scout Bond Fund*                     0.57%                   0.52%
UMB Scout Kansas Tax-Exempt Bond         0.30%                   0.25%
Fund**


                                                   ANNUAL RATE OF FEE BASED ON
                          FUND                       AVERAGE DAILY NET ASSETS
UMB Scout Money Market Fund - Federal Portfolio               0.30%
UMB Scout Money Market Fund - Prime Portfolio                 0.34%
UMB Scout Tax-Free Money Market Fund                          0.30%

* The Advisor has entered into an agreement to waive fees and/or make expense payments through October 31, 2006 so that actual total annual fund operating expenses of the UMB Scout Stock Fund, the UMB Scout Growth Fund and the UMB Scout Bond Fund do not exceed 0.90%, 0.90% and 0.87%, respectively.
** The Advisor has entered into an agreement to waive fees and/or make expense payments (i) through October 31, 2007 so that the UMB Scout Kansas Tax-Exempt Bond Fund's actual total annual fund operating expenses do not exceed 0.54%; and (ii) after October 31, 2007 so that the Fund's actual total annual fund operating expenses do not exceed the median of total annual operating expenses in the Kansas Muni Debt Lipper benchmark category.

The aggregate management fees paid to the Advisor, under terms of a different agreement, by each Fund during the three most recent fiscal years ended June 30 were:



                                                          2005*                  2004                  2003
                                                          ----                   ----                  ----
UMB Scout Stock Fund                                    $902,557              $1,094,662             $727,631
UMB Scout Growth Fund (formerly, the UMB Scout          $201,641               $176,478              $120,073
         Stock Select Fund)
UMB Scout Small Cap Fund                               $1,608,822              $532,253              $335,371
UMB Scout WorldWide Fund                               $9,435,322             $6,405,165            $4,100,734
UMB Scout Bond Fund                                     $623,102               $774,156              $633,127
UMB Scout Kansas Tax-Exempt Bond Fund                    $25,882               $29,805                $36,949
UMB Scout Money Market Fund - Federal Portfolio        $3,706,576             $5,339,602            $6,966,932
         and UMB Scout Money Market Fund -
         Prime Portfolio
UMB Scout Tax-Free Money Market Fund                    $703,228               $954,872              $999,444


     *For the period from July 1, 2004 through March 31, 2005, management fees were calculated pursuant to a different advisory agreement.

The Advisor and/or Funds have entered into arrangements with financial services companies such as mutual fund supermarkets, retirement plan recordkeepers, and third party administrators that provide services to the Funds and their shareholders. These counterparties operate mutual fund trading platforms that provide the Funds with access to investors and in that way, increase the distribution opportunities for the Funds. The Advisor make payments out of its own assets to compensate counterparties for these arrangements. In addition, to the extent that the counterparties perform transaction and shareholder recordkeeping, account administration and other services that would otherwise be provided by the Funds' service providers, the Funds bear a portion of the costs of such arrangements.


The Board is responsible for overseeing the performance of each Fund's investment advisor and determining whether to approve, for an initial term, or renew, for subsequent terms, the Investment Advisory Agreement. Initial approval of the Investment Advisory Agreement requires the majority vote of the Board of Trustees, including a majority of the Trustees who are not parties to the agreement or interested persons of any party (the "Independent Trustees"), and approval of the outstanding voting securities, as that term is defined in the 1940 Act, of each Fund. Renewal of the agreement requires the majority vote of the Board of Trustees, including a majority of the Independent Trustees.

The Board, including all of the Independent Trustees, recently considered and unanimously approved a new Investment Advisory Agreement (the "Advisory Agreement") under which Scout Investment Advisors, Inc. continues to serve as the investment advisor to the Funds. In addition, at a shareholder meeting held on March 29, 2005, each Fund's shareholders approved the Advisory Agreement under which Scout Investment Advisors, Inc. serves as the Fund's investment advisor effective April 1, 2005. The initial term of the Advisory Agreement is for two years and may continue annually thereafter, provided that renewal is approved by a majority of the Board of Trustees, including a majority of the Independent Trustees.

The Board concluded that the terms of the Advisory Agreement are fair and reasonable for each Fund, and in the best interests of shareholders. In recommending that shareholders approve the Advisory Agreement, the Board considered all factors that it deemed relevant, including: the investment advisory fees and other expenses that would be paid by the Funds under the Advisory Agreement and the fees and expenses of similar funds managed by other investment advisers; the impact of the unbundling of the unified fee on each Fund's total expense ratio; the fact that the Advisor has agreed to subsidize certain Funds by imposing a contractual expense limitation so that these Funds' total expense ratios will remain at or below current levels; and the historical investment performance of each Fund, as well as the performance of other funds in the marketplace not advised by the Advisor, but having similar investment focus and asset types. In addition, the Board considered its favorable experience with the investment personnel responsible for managing each Fund and the nature and quality of investment advisory services provided by the Advisor to the Funds on an on-going basis. The Board also considered possible economies of scale in managing the Funds, including in this regard the proposed advisory fee breakpoints for the non-money market Funds; and a report prepared by an independent consulting firm to analyze Fund fees and expenses, which included among other things, a comparison of Fund fees and expenses, after unbundling the unified management fee, to other funds in the marketplace.

After requesting and reviewing such materials as it deemed necessary, and based on the factors described above, the Board concluded that the advisory fees and other expenses of each Fund are fair, both absolutely and in comparison with those of other funds in each Fund's peer group and the industry at large (as summarized in a Board report prepared by the independent consulting firm), the scope and quality of the services to be provided by the Advisor to each Fund were consistent with each Fund's operational requirements, and that shareholders have historically received, and the Board expects that they will continue to receive, reasonable value in return for paying fees to the Advisor. Furthermore, in the case of the UMB Scout Small Cap Fund and the UMB Scout WorldWide Fund, where historical fees and expenses were significantly below market rates, the Board's analysis supported a conclusion to seek an increase in the investment advisory fee rates.

                               PORTFOLIO MANAGERS

INVESTMENTS IN THE UMB SCOUT FUNDS

Information relating to a portfolio manager's ownership (including the ownership of his or her immediate family) in the Fund he or she manages as of June 30, 2005 is set forth in the chart below.

         UMB SCOUT STOCK FUND

                NAME OF PORTFOLIO MANAGER        DOLLAR RANGE OF SHARES OWNED
                      James L. Moffett                $100,001-$500,000
                      James A. Reed, II                $10,001-$50,000
                      William E. Cashman               $10,001-$50,000

         UMB SCOUT GROWTH FUND

                NAME OF PORTFOLIO MANAGER        DOLLAR RANGE OF SHARES OWNED
                      William B. Greiner              $100,001-$500,000
                      Larry Valencia                         None
                      Craig Novorr                     $10,001-$50,000

         UMB SCOUT SMALL CAP FUND

                NAME OF PORTFOLIO MANAGER        DOLLAR RANGE OF SHARES OWNED
                      David R. Bagby                  $100,001-$500,000
                      Jason Votruba                    $10,001-$50,000
                      Adrianne Valkar                  $10,001-$50,000

         UMB SCOUT WORLDWIDE FUND

                NAME OF PORTFOLIO MANAGER        DOLLAR RANGE OF SHARES OWNED
                      James L. Moffett                $100,001-$500,000
                      Gary Anderson                    $10,001-$50,000
                      Michael Fogarty                  $10,001-$50,000

         UMB SCOUT BOND FUND

                NAME OF PORTFOLIO MANAGER        DOLLAR RANGE OF SHARES OWNED
                      J. Eric Kelley                   $10,001-$50,000

         UMB SCOUT KANSAS TAX-EXEMPT BOND FUND

                NAME OF PORTFOLIO MANAGER        DOLLAR RANGE OF SHARES OWNED
                      M. Kathryn Gellings                    None
                      Danielle Beagle                        None

         UMB SCOUT MONEY MARKET FUND (FEDERAL PORTFOLIO AND PRIME PORTFOLIO)

                NAME OF PORTFOLIO MANAGER        DOLLAR RANGE OF SHARES OWNED
                      J. Eric Kelley          $50,001-$100,000 (Prime Portfolio)

OTHER MANAGED ACCOUNTS

In addition to the Funds, some portfolio managers manage (i) other pooled investment vehicles and (ii) other accounts. The following table sets forth information regarding the total accounts for which each portfolio manager has the day-to-day management responsibilities.

NAME OF PORTFOLIO      NUMBER OF ACCOUNTS MANAGED AND TOTAL
    MANAGER            ASSETS BY CATEGORY AS OF JUNE 30, 2005
--------------------------------------------------------------------------------
James L. Moffett       o     1 other pooled investment vehicle with $80,899,723
                             in total assets under management.
                       o     77 other accounts with $463,900,857 in total assets
                             under management.
--------------------------------------------------------------------------------
James A. Reed, II      o     98 other accounts with $376,680,267 in total assets
                             under management.
--------------------------------------------------------------------------------
William E. Cashman     o     273 other accounts with $295,922,325 in total
                             assets under management.
--------------------------------------------------------------------------------
William B. Greiner     o     60 other accounts with $42,056,904 in total assets
                             under management.
--------------------------------------------------------------------------------
Larry Valencia         o     67 other accounts with $173,286,888 in total assets
                             under management.
--------------------------------------------------------------------------------
Craig Novorr           o     217 other accounts with $180,735,875 in total
                             assets under management.
--------------------------------------------------------------------------------
David R. Bagby         o     111 other accounts with $158,618,354 in total
                             assets under management.
--------------------------------------------------------------------------------
Jason Votruba          o     None
--------------------------------------------------------------------------------
Adrianne Valkar        o     92 other accounts with $62,736,412 in total assets
                             under management.
--------------------------------------------------------------------------------
Gary Anderson          o     None
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Michael Fogarty        o     None
--------------------------------------------------------------------------------
J. Eric Kelley         o     1 other pooled investment vehicle with $12,519,195
                             in total assets under management.
                       o     6 other accounts with $9,791,182 in total assets
                             under management.
--------------------------------------------------------------------------------
M. Kathryn Gellings    o     1 other pooled investment vehicle with $12,519,195
                             in total assets under management.
                       o     6 other accounts with $9,791,182 in total assets
                             under management.
--------------------------------------------------------------------------------
Danielle Beagle        o     None
--------------------------------------------------------------------------------

COMPENSATION

The Advisor implements a strategic and comprehensive compensation plan for its portfolio managers that is competitive and within the norm of industry standards. The basic compensation structure combines a fixed base salary supplemented with a variable bonus plan that has the potential to equal base salary.

The Advisor places a strong emphasis on portfolio performance and believes the portfolio manager's compensation should be a reflection of the success provided to clients of the Advisor. This philosophy is the basis for offering an overall compensation structure in which performance-based compensation can equal base salary, providing the greatest incentive to align investment management to the client's success.

The bonus plan incorporates the investment performance of the management team and growth in assets under management generated by new business. Pre-tax investment performance accounts for 80% while new business generation accounts for 20% of the bonus plan structure.

Investment performance is evaluated on a 1-year and 3-year time frame based on two factors. Initially, performance is judged against the unmanaged benchmark index assigned to the investment strategy. Next, performance is measured relative to the median investment manager performance in the strategy's discipline according to Lipper. Finally, performance is assessed on whether the manager was able to achieve the top quartile of the strategy's discipline according to Lipper.

The Advisor employs an incentive stock option program. However, this program currently comprises a very small portion of overall compensation. The Advisor continually evaluates strategies to keep it competitive in overall compensation and align the structure directly to the success of the Advisor's clients. The Advisor does not enter into any employment contracts or non-compete agreements with any of its investment professionals.

POTENTIAL CONFLICTS OF INTEREST

The management of multiple funds and accounts may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The Advisor seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline, such as equity or fixed income securities. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Funds. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest.

However, securities selected for funds or accounts other than a Fund may outperform the securities selected for the Fund. Finally, if the portfolio manager identifies a limited investment opportunity, which may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible Funds and accounts. The Advisor seeks to manage such potential conflicts by following procedures intended to provide a fair allocation of buy and sell opportunities among client accounts.

The structure of portfolio manager compensation may also give rise to potential conflicts of interest. A portfolio manager's base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales.

Finally, the management of personal accounts by the portfolio manager may give rise to potential conflicts of interest. The Funds' code of ethics is designed to address such conflicts.

The Funds have adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

                              OFFICERS AND TRUSTEES

The officers of the Trust manage the day-to-day operations of the Funds. The Trust officers, as well as the Advisor, are subject to the direct supervision and control of the Board of Trustees. Under the applicable laws of Delaware, Trustees owe a fiduciary duty to the shareholders of the Funds. The Board is responsible for the overall management of the Funds, including general supervision of the Funds' investment activities and the Funds' various service providers.

The following is a list of the Trustees and senior officers of the Trust and their ages and business experience for the past five years.

INDEPENDENT TRUSTEES


                                                                                        Number of
                                                                                       Portfolios
                                                                     Principal           in Fund
                                 Positions    Term of Office       Occupation(s)         Complex    Other Director-
        Name, Address            Held with     and Length of       During Past 5       Overseen by   ships Held by
           and Age                 Fund         Time Served            Years             Trustee        Trustee
----------------------------------------------------------------------------------------------------------------------
Andrea F. Bielsker             Trustee        Indefinite;      Senior Vice                  9            None
c/o UMB Scout Funds                           until            President, Finance,
1010 Grand Boulevard                          successor        Chief Financial
Kansas City, Missouri 64106                   elected.         Officer and
Age: 46                                                        Treasurer, Great
                                              Served as a      Plains Energy Company
                                              Trustee since    from 2002 to March
                                              April 2005       2005; Vice President,
                                                               Finance, Chief
                                                               Financial Officer
                                                               and Treasurer,
                                                               Great Plains
                                                               Energy Company
                                                               from 2001-2002;
                                                               Vice President,
                                                               Finance and
                                                               Treasurer, Great
                                                               Plains Energy
                                                               Company from 2000
                                                               -2001; Treasurer,
                                                               Great Plains
                                                               Energy Company
                                                               from 1996-2000.

----------------------------------------------------------------------------------------------------------------------
William E. Hoffman, D.D.S.     Trustee        Indefinite;      Orthodontist                 9            None
c/o UMB Scout Funds                           until
1010 Grand Boulevard                          successor
Kansas City, Missouri 64106                   elected.
Age: 67
                                              Served as a
                                              Trustee since
                                              2000. Served as
                                              Director to
                                              predecessor
                                              funds organized
                                              as Maryland
                                              corporations
                                              since 1982.
----------------------------------------------------------------------------------------------------------------------


                                                                                        Number of
                                                                                       Portfolios
                                                                     Principal           in Fund
                                 Positions    Term of Office       Occupation(s)         Complex    Other Director-
        Name, Address            Held with     and Length of       During Past 5       Overseen by   ships Held by
           and Age                 Fund         Time Served            Years             Trustee        Trustee
----------------------------------------------------------------------------------------------------------------------
Eric T. Jager                  Trustee        Indefinite;      President,                   9
4800 Main Street, Suite 600                   until            Windcrest In-
Kansas City, Missouri 64112                   successor        vestment Management,
Age: 62                                       elected.         Inc.; Executive Vice
                                                               President -
                                              Served as a      Investments, Bartlett
                                              Trustee since    and Company
                                              2000.  Served
                                              as Director to
                                              predecessor
                                              funds
                                              organized as
                                              Maryland
                                              corporations
                                              since 1987.
----------------------------------------------------------------------------------------------------------------------
Stephen F. Rose                Trustee        Indefinite;      Chairman, Sun                9            None
c/o UMB Scout Funds            (Independent   until            Publications, Inc.
1010 Grand Boulevard           Chairman)      successor
Kansas City, Missouri 64106                   elected.
Age: 57
                                              Served as a
                                              Trustee since
                                              2000. Served as
                                              Director to
                                              predecessor
                                              funds organized
                                              as Maryland
                                              corporations
                                              since 1989.

----------------------------------------------------------------------------------------------------------------------
Stuart Wien                    Trustee        Indefinite;      Retired; formerly            9            None
c/o UMB Scout Funds                           until            Chairman of the
1010 Grand Boulevard                          successor        Board, Milgram Food
Kansas City, Missouri 64106                   elected          Stores, Inc.
Age: 82
                                              Served as a
                                              Trustee since
                                              2000. Served as
                                              Director to
                                              predecessor
                                              funds organized
                                              as Maryland
                                              corporations
                                              since 1982.

----------------------------------------------------------------------------------------------------------------------


INTERESTED TRUSTEE


                                                                                        Number of
                                                                                       Portfolios
                                                                     Principal           in Fund
                                 Positions    Term of Office       Occupation(s)         Complex    Other Director-
        Name, Address            Held with     and Length of       During Past 5       Overseen by   ships Held by
           and Age                 Fund         Time Served            Years             Trustee        Trustee
----------------------------------------------------------------------------------------------------------------------
William B. Greiner*           Trustee         Indefinite;      Chief Investment             9            None
c/o UMB Scout Funds                           until            Officer, UMB Bank,
1010 Grand Boulevard                          successor        n.a. and President
Kansas City, Missouri 64106                   elected          and Chief Investment
Age: 50                                                        Officer, Scout
                                              Served as a      Investment Advisors,
                                              Trustee since    Inc. since 2004; in
                                              April 2005       private practice from
                                                               2003-2004; Executive
                                                               Vice President and
                                                               Chief Investment
                                                               Officer, UMB Bank,
                                                               n.a.; Chairman and
                                                               Chief Investment
                                                               Officer, Scout
                                                               Investment Advisors,
                                                               Inc. from 1999-2003.
----------------------------------------------------------------------------------------------------------------------


* Mr. Greiner is considered to be an "interested person" of the Trust under the Investment Company Act of 1940, as amended, due to his employment by UMB Bank, n.a., the parent company of the Advisor and an affiliate of the Funds' distributor, transfer agent, administrator and fund accountant, and his employment by the Advisor, an affiliated person of the Funds.

EXECUTIVE OFFICERS


                                                 Term of
                                                Office and
                           Positions Held       Length of
  Name, Address and Age      with Fund          Time Served        Principal Occupation(s) During Past 5 Years
----------------------------------------------------------------------------------------------------------------------
Gary W. DiCenzo             President           Indefinite,    Executive Vice President, UMB Bank, n.a. since
c/o UMB Scout Funds                             until          2004.  From 2003 to 2004, Senior Vice President, UMB
1010 Grand Boulevard                            successor      Bank, n.a. Prior to 2003, Vice President, Driehaus
Kansas City, Missouri                           elected        Capital Management.
64106
Age: 43                                         Served as
                                                President
                                                since 2005;
                                                Vice
                                                President
                                                since 2004
----------------------------------------------------------------------------------------------------------------------
James. L. Moffett              Principal        Indefinite,    Portfolio Manager, UMB Scout WorldWide Fund, Inc.
c/o UMB Scout Funds            Executive        until          and UMB Scout Stock Fund, Inc.; Chairman, Scout
1010 Grand Boulevard           Officer          successor      Investment Advisors, Inc. since 2003; Chairman and
Kansas City, Missouri                           elected        President, Scout Investment Advisors, Inc.
64106                                                          from 2003-2004; President, Scout Investment Advisors,
Age: 63                                         Served as a    Inc. prior to 2003.
                                                Principal
                                                Executive
                                                Officer
                                                since 2003
----------------------------------------------------------------------------------------------------------------------
C. Warren Green                Treasurer and    Indefinite,    Vice President and Chief Financial Officer, Asset
c/o UMB Scout Funds            Principal        until          Management Division, UMB Bank, n.a.
1010 Grand Boulevard           Financial        successor
Kansas City, Missouri          Officer          elected
64106
Age: 46                                         Served as
                                                Treasurer
                                                and
                                                Principal
                                                Financial
                                                Officer
                                                since 2005
----------------------------------------------------------------------------------------------------------------------



                                                 Term of
                                                Office and
                           Positions Held       Length of
  Name, Address and Age      with Fund          Time Served        Principal Occupation(s) During Past 5 Years
----------------------------------------------------------------------------------------------------------------------
Barbara J. Demmer           Secretary and       Indefinite,    Client Manager, UMB Fund Services, Inc.
803 W. Michigan St.         Assistant           until
Suite A                     Treasurer           successor
Milwaukee, WI 53233                             elected
Age: 48
                                                Served as
                                                Secretary
                                                and
                                                Assistant
                                                Treasurer
                                                since 2001
                                                and 2005,
                                                respectively
----------------------------------------------------------------------------------------------------------------------
Bradley S. Kastler          Chief Compliance    Indefinite,    Compliance Officer, UMB Financial Corporation (March
c/o UMB Scout Funds         Officer             until          2004-Present); Risk Management Representative, UMB
1010 Grand Boulevard                            successor      Financial Corporation (October 2003-March 2004);
Kansas City, Missouri                           elected        Audit Director, UMB Financial Corporation (April
64106                                                          2001-October 2003); Trust Examiner, Officer of the
Age: 42                                         Served as      Comptroller of the Currency (November 1999-April
                                                Chief          2001)
                                                Compliance
                                                Officer
                                                since 2004

----------------------------------------------------------------------------------------------------------------------


TRUSTEE SHARE OWNERSHIP

The following tables provide the dollar range of equity securities beneficially owned by the Board members on December 31, 2004.

INDEPENDENT TRUSTEES


                                            DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND
                                            ---------------------------------------------
                         WILLIAM E.                                                                    ANDREA F.
        FUND              HOFFMAN         ERIC T. JAGER      STEPHEN F. ROSE      STUART WIEN          BIELSKER
----------------------------------------------------------------------------------------------------------------------

UMB Scout Stock Fund        None               None               None                None               None

UMB Scout Growth            None               None               None                None               None
Fund (formerly, UMB
Scout Stock Select
Fund)

UMB Scout Small Cap         None               None               None         $10,001 - $50,000         None
Fund

UMB Scout WorldWide         None               None               None         $10,001 - $50,000         None
Fund

UMB Scout Bond Fund         None               None               None                None               None

UMB Scout Kansas            None               None               None                None               None
Tax-Exempt Bond Fund

UMB Scout Money             None               None               None                None               None
Market Fund -
Federal Portfolio

UMB Scout Money             None               None               None                None               None
Market Fund - Prime
Portfolio

UMB Scout Tax-Free          None        $10,001 - $50,000         None                None               None
Money Market Fund

AGGREGATE DOLLAR            None        $10,001 - $50,000         None         $10,001 - $50,000         None
RANGE OF EQUITY
SECURITIES IN ALL
FUNDS OVERSEEN
WITHIN FUND COMPLEX


INTERESTED TRUSTEE

                                                       DOLLAR RANGE OF EQUITY
                                                       SECURITIES IN THE FUND
                                                       ----------------------

FUND                                                     WILLIAM B. GREINER
--------------------------------------------------------------------------------
UMB Scout Stock Fund                                     $50,001 - $100,000
UMB Scout Growth Fund (formerly, UMB Scout Stock         $10,001 - $50,000
Select Fund)
UMB Scout Small Cap Fund                                 $50,001 - $100,000
UMB Scout WorldWide Fund                                 $10,001 - $50,000
UMB Scout Bond Fund                                      $10,001 - $50,000
UMB Scout Kansas Tax-Exempt Bond Fund                           None
UMB Scout Money Market Fund - Federal Portfolio                 None
UMB Scout Money Market Fund - Prime Portfolio              Over $100,000
UMB Scout Tax-Free Money Market Fund                            None
AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL
FUNDS OVERSEEN WITHIN FUND COMPLEX                         OVER $100,000

The following table sets forth the securities owned by the Independent Nominees and their immediate family members:


                         Name of Owners and
                          Relationships to                                         Value of
   Name of Trustee            Trustee             Company      Title of Class     Securities      Percent of Class
--------------------------------------------------------------------------------------------------------------------

Andrea F. Bielsker      None                  None             None            None               None

William E. Hoffman      None                  None             None            None               None

Eric T. Jager(1)        Joan Alison           UMB Financial    Common          $162,274.24        0.0001%
                        Bartlett Jager -      Corporation
                        spouse

Stephen F. Rose         None                  None             None            None               None

Stuart Wien             None                  None             None            None               None


(1) The UMB Financial Corporation (UMBFC) common stock is separate marital property of Ms. Jager and Mr. Jager specifically disclaims beneficial ownership of the stock.


AUDIT COMMITTEE. The Board of Trustees has established an Audit Committee and the Audit Committee is composed of all of the Independent Trustees. The Audit Committee met three times during the fiscal year ended June 30, 2005.

The Audit Committee has adopted a charter. The function of the Audit Committee is oversight; it is management's responsibility to maintain appropriate systems for accounting and internal control, and the independent auditors' responsibility to plan and carry out a proper audit. According to its charter, the Audit Committee (1) oversees the Fund's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; (2) oversees the quality and objectivity of the Fund's financial statements and the independent audit thereof; (3) approves, prior to appointment, the engagement of the Fund's independent auditors and, in connection therewith, reviews and evaluates the qualifications, independence and performance of the Fund's independent auditor; and (4) acts as a liaison between the Fund's independent auditors and the Fund's Board.

NOMINATING COMMITTEE. The Board of Trustees established a Nominating Committee made up of each of the Independent Trustees. The Nominating Committee met one time during the fiscal year ended June 30, 2005. The Committee evaluates, from time to time, the appropriate size of the Board and recommends changes in size and composition, as deemed necessary; establishes processes for developing candidates for Independent Board members and conducts searches for qualified candidates; and recommends a slate of Independent Board members to be elected at Fund shareholders' meetings or nominees to fill Independent Board member vacancies on the Board, where and when appropriate. The Committee also evaluates candidates' qualifications and makes recommendations to the full Board, for positions as "interested" members on the Board. When vacancies arise or elections are held, the Committee considers qualified nominees, including those recommended by "Qualifying Shareholders" (defined below) who provide appropriate background material about the candidate that demonstrates the candidate's ability to serve as a director/trustee.

A Qualifying Shareholder is a shareholder that (i) owns of record, or beneficially through a financial intermediary, 1/2 of 1% or more of a Fund's outstanding shares, (ii) has been a shareholder of 1/2 of 1% or more of a Fund's total outstanding shares for 12 months or more prior to submitting the recommendation to the Nominating Committee, and (iii) provides a written notice to the Nominating Committee containing the following information:
       (a) the name and address of the Qualifying Shareholder making the recommendation;
       (b) the number of shares of the Fund which are owned of record and beneficially by the Qualifying Shareholder and the length of time that the shares have been owned by the Qualifying Shareholder;
       (c) a description of all arrangements and understandings between the Qualifying Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made;
       (d) the name, age, date of birth, business address and residence address of the person or persons being recommended;
       (e) such other information regarding each person recommended as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC had the nominee been nominated by the Board;
       (f) whether the shareholder making the recommendation believes the person recommended would or would not be an "interested person" of the
           Funds, as defined in Section 2(a)(19) of the 1940 Act; and
       (g) the written consent of each person recommended to serve as a Trustee of the Funds if so nominated and elected/appointed.

A Qualifying Shareholder's written recommendation may be addressed to the Nominating Committee at the UMB Scout Funds' offices, 803 West Michigan Street, Suite A, Milwaukee, WI 53233. The Nominating Committee's intention is that the recommending shareholder demonstrate a significant and long term commitment to the Funds and its other shareholders and that his or her objectives in submitting a recommendation is consistent with the best interests of the Funds and their shareholders. If the Nominating Committee receives a recommendation from a Qualifying Shareholder during a time when no vacancy exists or is expected to exist in the near term and the recommendation otherwise contains all the information required, the Nominating Committee will retain such recommendation in its files until a vacancy exists or is expected to exist in the near term and the Nominating Committee commences its efforts to fill such vacancy.

COMPENSATION OF TRUSTEES. The following table shows the compensation received by the Independent Trustees for the fiscal year ended June 30, 2005.

COMPENSATION TABLE


                          Aggregate                                                             Total Compensation
                          Compensation Per       Pension or Retirement   Estimated Annual       For Serving on the
                          Fund For Serving on    Benefits Accrued As     Benefits Upon          Board Paid to
Name of Trustee           the Board(1)           Part of Fund Expenses   Retirement             Trustees(2)
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
William B. Greiner(3)              --                      --                     --                     --
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Andrea F. Bielsker(4)             $694                     --                     --                   $6,250
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
William E. Hoffman               $2,335                    --                     --                   $25,750
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Eric T. Jager                    $2,335                    --                     --                   $25,750
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Stephen F. Rose                  $2,827                    --                     --                   $31,250
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Stuart Wien                      $2,335                    --                     --                   $25,750
------------------------- ---------------------- ----------------------- ---------------------- ----------------------


(1) From July 1, 2004 through December 17, 2004, there were fourteen funds for which the Trustees served on the Board; from December 18, 2004 through June 30, 2005, there were nine funds for which the Trustees served on the Board. The amount in this column represents the approximate amount that an Independent Trustee received on a per Fund basis. The amount is calculated by dividing the aggregate fee paid to the Trustee by the number of Funds.

(2) The amounts reported in this column reflect the total compensation paid to each Trustee for his/her services as a Trustee of each of the funds in existence during the fiscal year ended June 30, 2005.
(3) Mr. Greiner, as an "interested trustee," will not receive compensation for his services as Trustee.
(4) Ms. Bielsker was not a trustee for the entire fiscal year ended June 30, 2005 and therefore she received compensation for only a portion of the fiscal year, at the same rate as the other Trustees.

                 CONTROL PERSONS AND PRINCIPAL HOLDERS OF SHARES

Control persons are persons deemed to control a Fund because they own beneficially over 25% of the outstanding equity securities. Principal holders are persons that own beneficially 5% or more of a Fund's outstanding equity securities. As of September 30, 2005, the Funds were aware that the following persons or entities owned a controlling interest or owned of record 5% or more of the outstanding shares of each of the Funds:

                              UMB SCOUT STOCK FUND

UMBSC & Co.*, P.O. Box 419260; Kansas City, Missouri 64141-6260, 32.85%;
Mitra & Co.*, 1000 North Water Street TR 14, Milwaukee, WI 53202, 30.63%.

                              UMB SCOUT GROWTH FUND

UMBSC & Co.*, P.O. Box 419260, Kansas City, Missouri 64141-6260, 78.32%;
Mitra Co.*, 1000 North Water Street, Milwaukee, Wisconsin 53202, 12.83%.

                            UMB SCOUT SMALL CAP FUND

UMBSC & Co.*, P.O. Box 419260, Kansas City, Missouri 64141-6260, 12.44%; Charles Schwab & Co. Inc.*, 101 Montgomery Street, San Francisco, California 94104, 57.48%; National Financial Services Corp.*, P.O. Box 3752, Church Street Station, New York, NY 10008-3752, 10.81%.

                            UMB SCOUT WORLDWIDE FUND

Charles Schwab & Co., Inc.*, 101 Montgomery Street, San Francisco, California 94104, 73.42%; National Financial Services Corp.*, P.O. Box 3752, Church Street Station, New York, NY 10008-3752, 5.49%.

                               UMB SCOUT BOND FUND

UMBSC & Co.*, P.O. Box 419260, Kansas City, Missouri 64141-6260, 51.79%;
Mitra & Co.*, 1000 North Water Street TR 14, Milwaukee, WI 53202, 25.26%.

                      UMB SCOUT KANSAS TAX-EXEMPT BOND FUND

UMBSC & Co.*, P.O. Box 419260, Kansas City, Missouri 64141-6260, 69.71%;
National Financial Services Corp.*, P.O. Box 3752, Church Street Station, New York, New York, 10008, 13.85%


                 UMB SCOUT MONEY MARKET FUND - FEDERAL PORTFOLIO

UMB Bank, n.a.*, 928 Grand Boulevard, Kansas City, Missouri 64106, 83.55%; National Financial Services Corp.*, P.O. Box 3752, Church Street Station, New York, New York, 10008, 12.60%.

                  UMB SCOUT MONEY MARKET FUND - PRIME PORTFOLIO

UMB Bank, n.a.*, 928 Grand Boulevard, Kansas City, Missouri 64106, 72.63%; National Financial Services Corp.*, P.O. Box 3752, Church Street Station, New York, New York, 10008, 19.29%.

                      UMB SCOUT TAX-FREE MONEY MARKET FUND

UMB Bank, n.a.*, 928 Grand Boulevard, Kansas City, Missouri 64106, 93.48%.

         * Shareholder of record, not beneficial owner.

As of September 30, 2005 the trustees and officers as a group owned less than 1% of the outstanding shares of each Fund.

                        ADMINISTRATOR AND FUND ACCOUNTANT

UMB Fund Services, Inc., 803 West Michigan Street, Suite A, Milwaukee, Wisconsin 53233 ("UMBFS") has agreed to provide administrative and fund accounting services to the Funds under an Administration and Fund Accounting Agreement dated April 1, 2005 between UMBFS and the Trust, on behalf of the Funds (the "Administration Agreement"). UMBFS is the parent of UMB Distribution Services, LLC, the Funds' distributor. UMBFS is also a direct subsidiary of UMB Financial Corporation, the parent company of UMB Bank, n.a., the Funds' custodian, and indirect parent of the Advisor. UMBFS' services include, but are not limited to, the following: calculating daily net asset values for the Funds; assisting in preparing and filing all federal income and excise tax filings; overseeing the Funds' fidelity insurance relationships; preparing notice and renewal securities filings pursuant to state securities laws; compiling data for and preparing notices to the SEC; preparing financial statements for the annual and semi-annual reports to the SEC and current investors; monitoring the Funds' expenses; monitoring the Funds' status as a regulated investment company under Subchapter M of the Code; monitoring compliance with the Funds' investment policies and restrictions and generally assisting the Funds' administrative operations.

UMBFS furnishes office space and all necessary office facilities, equipment, supplies, and clerical and executive personnel for performing the services required to be performed by it under the Administration Agreement. The Administration Agreement continues in effect until terminated. The Administration Agreement may be terminated, without payment of any penalty (i) by mutual consent of UMBFS and the Trust, or (ii) by UMBFS or the Trust upon not less than 60 days' written notice to the other party, which notice may be waived by the party entitled to notice. Under the Administration Agreement, UMBFS is not liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of the Administration Agreement, except for a loss resulting from willful misfeasance, bad faith or negligence on the part of UMBFS in the performance of its duties or reckless disregard of its obligations and duties. In the Administration Agreement it is also provided that UMBFS may provide similar services to others, including other investment companies.

For the foregoing, UMBFS receives a fee from the Trust on the value of each Fund computed daily and payable monthly, at the annual rate of 0.10% of the Funds' average annual net assets up to $250 million, 0.075% of the Funds' average annual net assets on the next $250 million, 0.05% of the Funds' average annual net assets on the next $250 million, 0.03% of the Funds' average annual net assets over $750 million. The Trust also covers certain of the Administrator's out-of-pocket expenses.


For the period of April 1, 2005 to the fiscal year ended June 30, 2005, the Trust paid UMBFS $600,148 for its services. For the fiscal years ended June 30, 2003 and 2004 and the period from July 1, 2004 to March 31, 2005, the Funds were subject to a different administration and fund accounting agreement under which the Advisor paid UMBFS $2,016,138, $2,013,739 and $1,607,649, respectively, for services provided under that agreement.


                                   DISTRIBUTOR

Under a Distribution Agreement with the Trust, on behalf of the Funds, dated May 19, 2001, as amended, UMB Distribution Services, LLC, 803 West Michigan Street, Suite A, Milwaukee, Wisconsin 53233 (the "Distributor") acts as distributor for the Funds and acts as exclusive agent for the Funds in selling their shares to the public. The Distributor is an affiliate of the Advisor. The Distributor shall offer shares of the Funds on a continuous basis and may engage in advertising and solicitation activities in connection therewith. The Distributor also reviews advertisements and acts as liaison for broker-dealer relationships. The Distributor is not obligated to sell any certain number of shares of the Funds, and does not receive any fee or other compensation from the Trust or any Fund under the Distribution Agreement.

The Distribution Agreement continued in effect until May 19, 2002, and will continue automatically for successive annual periods ending each May 19, if continued at least annually by the Board of Trustees, including a majority of Independent Trustees. The Distribution Agreement terminates automatically if assigned by either party or upon 60 days' written notice by either party to the other.

                                 TRANSFER AGENT

The Trust, on behalf of the Funds, has entered into an agreement with UMBFS to provide transfer agency and dividend payment services to the Funds, including, but not limited to, the maintenance of a shareholder accounting and transfer agency system, and such other items as are incidental to corporate administration. UMBFS is located at 803 West Michigan Street, Milwaukee, Wisconsin 53233. UMBFS is compensated on a per-fund, per-account and transactional basis, plus out-of-pocket expenses.

                                    CUSTODIAN

The Trust has entered into a Custody Agreement with UMB Bank, n.a. under which UMB Bank, n.a. holds the Funds' assets for safekeeping. This means the bank, rather than the Funds, has possession of the Funds' cash and securities. As directed by the Funds' officers and portfolio managers, the bank delivers cash to those who have sold securities to the Funds in return for such securities, and to those who have purchased portfolio securities from the Funds, it delivers such securities in return for their cash purchase price. It also collects income directly from issuers of securities owned by the Funds and holds this for payment to shareholders after deduction of the Funds' expenses. UMB Bank, n.a. is located at 1010 Grand Boulevard, Kansas City, Missouri, 64141, and is the sole shareholder of the Advisor. For the foregoing, UMB Bank, n.a. receives a fee from the Trust based on the value of each Fund computed once a month, at the annual rate of 0.05% of the assets in the custody account. In addition, the Trust shall reimburse UMB Bank, n.a. for out-of-pocket expenses incurred in connection with the Custody Agreement.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Funds' financial statements are audited annually by the independent registered public accounting firm approved by the Board of Trustees each year. BKD, LLP, 1360 Post Oak Boulevard, Suite 1900, Houston, Texas 77056-3049, is the Funds' present independent registered public accounting firm.

                                  FUND COUNSEL

Stradley, Ronon, Stevens & Young, LLP, with offices at 2600 One Commerce Square, Philadelphia, Pennsylvania 19103, serves as counsel to the Trust.

                         GENERAL INFORMATION AND HISTORY

The Trust currently has nine series: UMB Scout Stock Fund, UMB Scout Growth Fund, UMB Scout Small Cap Fund, UMB Scout WorldWide Fund, UMB Scout Bond Fund, UMB Scout Kansas Tax-Exempt Bond Fund, UMB Scout Money Market Fund - Federal Portfolio, UMB Scout Money Market Fund - Prime Portfolio and UMB Scout Tax-Free Money Market Fund. The Trust was organized as a statutory trust in Delaware on January 27, 2000 and began with two series, which have subsequently been liquidated. One of the current series, the UMB Scout Small Cap Fund series was created on January 24, 2001 to become the successor to UMB Scout Regional Fund, Inc., which was reorganized into the UMB Scout Small Cap Fund on July 1, 2001.

On April 1, 2005, the Trust created eight series to become the successor funds to the funds within the UMB Scout Funds family that were previously organized as Maryland corporations. The shareholders of the Funds previously organized as Maryland corporations approved the reorganization of the Funds into series of the Trust. The UMB Scout Stock Fund series became the successor fund of the UMB Scout Stock Fund, Inc. series bearing the same name. The UMB Scout Growth Fund series became the successor fund of the UMB Scout Stock Fund, Inc. series named the UMB Scout Stock Select Fund. The UMB Scout WorldWide Fund, the UMB Scout Bond Fund, the UMB Scout Kansas Tax-Exempt Bond Fund and the UMB Scout Tax-Free Money Market Fund series became the successor funds to UMB Scout WorldWide Fund, Inc., UMB Scout Bond Fund, Inc., UMB Scout Kansas Tax-

Exempt Bond Fund, Inc., and UMB Scout Tax-Free Money Market Fund, Inc., respectively. The UMB Scout Money Market Fund - Federal Portfolio and the UMB Scout Money Market Fund - Prime Portfolio series became the successor funds of the UMB Scout Money Market Fund, Inc. series bearing the same names.

Each series of the Trust represents interests in a separate portfolio of investments and is subject to separate liabilities. Shares of each series are entitled to vote as a series only to the extent required by the 1940 Act or as permitted by the Trustees. The beneficial interest of each series is divided into an unlimited number of shares, with no par value. Each share has equal dividend, voting, liquidation and redemption rights. There are no conversion or preemptive rights. Shares, when issued, will be fully paid and nonassessable. Fractional shares have proportional voting rights. Shares will be maintained in open accounts on the books of the transfer agent, and certificates for shares will generally not be issued. The Trust does not intend to hold regular annual shareholder meetings. Upon the Trust's liquidation, all shareholders of a series would share pro-rata in the net assets of such series available for distribution to shareholders of the series, but, as shareholders of such series, would not be entitled to share in the distribution of assets belonging to any other series. If they deem it advisable and in the best interests of shareholders, the Trustees may create additional series of shares and may create multiple classes of shares of each series, which may differ from each other as to expenses and dividends.

NON-CUMULATIVE VOTING. All of the Funds' shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees, if they choose to do so, and in such event, the holders of the remaining less than 50% of the shares voting will not be able to elect any Trustees.

TRADEMARKS. Each of the Funds is authorized to use the words "UMB" and "Scout" in its name, and may use the Scout design, so long as Scout Investment Advisors, Inc. continues as its investment advisor.

CODE OF ETHICS. The Trust, the Advisor and the Distributor have each adopted a code of ethics, to the extent required by federal securities laws. Under each code of ethics, persons who are designated as access persons may engage in personal securities transactions, including transactions involving securities that may be purchased or sold by any Fund, subject to certain general restrictions and procedures.

SUMMARY OF PROXY VOTING PROCEDURES. The Board of Trustees has delegated authority for making voting decisions with respect to Fund portfolio securities to the Advisor. The Advisor has adopted a Proxy Voting Policy (the "Policy"), as well as General Proxy Voting Standards and Guidelines (the "Guidelines") that provide as follows:

     o The Policy provides that voting rights shall be exercised on all decisions that have any effect on the value of the security, and shall be exercised so as to maximize and protect the value of the security, looking at both the short-term and long-term consequences.
     o The Policy also provides that decisions regarding the voting of proxies shall be made solely in the interest of the shareholders of the Funds. The exclusive purpose shall be to provide benefits to Fund shareholders by considering those factors that affect the value of the security.
     o The Policy also provides that voting rights shall be exercised to give the greatest benefit to the shareholder. In exercising voting rights, there shall be no undue prejudice in favor of management. Proposals designed solely to benefit or protect the welfare of directors, officers or other individuals shall be opposed.

The Guidelines address proxy voting on particular types of matters such as elections of directors, engagement of auditors, directors' insurance and charitable giving.

Should a conflict of interest arise between the Advisor and the interests of the Funds' shareholders, the proxies shall be voted strictly in accordance with the written guidelines established by the Advisor's Board of Directors. If the Advisor's guidelines are not sufficiently specific to determine how the vote should be cast and there exists a material conflict of interest, the proxies will be voted by a third party that is not affiliated with and independent of the Advisor.

Information on how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2005, is available without charge, upon request, by calling 1-800-996-2862 or by accessing the SEC's website at www.sec.gov.

                         FIXED INCOME SECURITIES RATINGS

STANDARD & POOR'S CORPORATION (S&P(R)):

         AAA - HIGHEST GRADE. These securities possess the ultimate degree of protection as to principal and interest. Marketwise, they move with interest rates, and hence provide the maximum safety on all counts.

         AA - HIGH GRADE. Generally, these bonds differ from AAA issues only in a small degree. Here too, prices move with the long-term money market.

         A - UPPER-MEDIUM GRADE. They have considerable investment strength, but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe. They predominantly reflect money rates in their market behavior but, to some extent, also economic conditions.

         BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

         BB, B, CCC, CC - Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

         PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

MOODY'S INVESTORS SERVICE, INC. (MOODY'S):

         AAA - BEST QUALITY. These securities carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large, or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         AA - HIGH QUALITY BY ALL STANDARDS. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat greater.

         A - UPPER-MEDIUM GRADE. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         BAA - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         BA - Bonds which are rated Ba are judged to have predominantly speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

         CAA - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         CA - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa to B. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range rating; and the modifier 3 indicates that the issue ranks in the lower end of its generic category.


FITCH INVESTORS SERVICE:

Debt instruments rated "AAA," "AA," "A," "BBB" are considered to be investment grade.

         AAA Highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

         AA+, AA OR AA- Investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA".

         A+, A OR A- Investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

         BBB+, BBB OR BBB- Investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

         BB+, BB OR BB- Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

         B+, B OR B- Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

         CCC+, CCC OR CCC- Bonds have certain identifiable characteristics which if not remedied may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

         CC Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time. C Bonds are in imminent default of payment of interest or principal.

         DDD, DD OR D Bonds are in default of interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds. "D" represents the lowest potential for recovery.

         NR Indicated that Fitch does not rate the specific issue.

                 DESCRIPTION OF TAXABLE COMMERCIAL PAPER RATINGS

MOODY'S - Moody's commercial paper rating is an opinion of the ability of an issuer to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's has one rating - prime. Every such prime rating means Moody's believes that the commercial paper note will be redeemed as agreed. Within this single rating category are the following classifications:

         PRIME - 1 HIGHEST QUALITY
         PRIME - 2 HIGHER QUALITY
         PRIME - 3 HIGH QUALITY

The criteria used by Moody's for rating a commercial paper issuer under this graded system include, but are not limited to the following factors:

(1)      evaluation of the management of the issuer;
(2) economic evaluation of the issuer's industry or industries and an appraisal of speculative type risks which may be inherent in certain areas;
(3) evaluation of the issuer's products in relation to competition and customer acceptance;
(4)      liquidity;
(5)      amount and quality of long-term debt;
(6)      trend of earnings over a period of ten years;
(7) financial strength of a parent company and relationships which exist with the issuer; and
(8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

S&P(R) - Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely repayment of debt having an original maturity of no more than 270 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. The four categories are as follows:

         "A" - Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree of safety.

         "A-1" - This designation indicates that the degree of safety regarding timely payment is very strong.

         "A-2" - Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming.

         "A-3" - Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

         "B" - Issues rated `B" are regarded as having only an adequate capacity for timely payment. Furthermore, such capacity may be damaged by changing conditions or short-term adversities.

         "C" - This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

         "D" - This rating indicates that the issuer is either in default or is expected to be in default upon maturity.

FITCH:

         F1+ Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for payment.

         FL Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than "F1+."

         F2 Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned "F I +" and "F I".

         F3 Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance of timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

         FS Weak Credit Quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance of timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

         D Default. Issues assigned this rating have characteristics suggesting a minimal degree of assurance of timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

         LOC The symbol LOC indicated that the rating is based upon a letter of credit default issued by a commercial bank.


                          MUNICIPAL SECURITIES RATINGS

The ratings of bonds by Moody's and Standard and Poor's Corporation represent their opinions of quality of the municipal bonds they undertake to rate. These ratings are general and are not absolute standards. Consequently, municipal bonds with the same maturity, coupon and rating may have different yields, while municipal bonds of the same maturity and coupon with different ratings may have the same yield.

Both Moody's and S&P(R)'s Municipal Bond Ratings cover obligations of states and political subdivisions. Ratings are assigned to general obligation and revenue bonds. General obligation bonds are usually secured by all resources available to the municipality and the factors outlined in the rating definitions below are weighted in determining the rating. Because revenue bonds in general are payable from specifically pledged revenues, the essential element in the security for a revenue bond is the quantity and quality of the pledged revenues available to pay debt service.

Although an appraisal of most of the same factors that bear on the quality of general obligation bond credit is usually appropriate in the rating analysis of a revenue bond, other factors are important, including particularly the competitive position of the municipal enterprise under review and the basic security covenants. Although a rating reflects S&P(R)'s judgment as to the issuer's capacity for the timely payment of debt service, in certain instances it may also reflect a mechanism or procedure for an assured and prompt cure of a default, should one occur, i.e., an insurance program, federal or state guaranty, or the automatic withholding and use of state aid to pay the defaulted debt service.

S&P(R) RATINGS:

AAA PRIME - These are obligations of the highest quality. They have the strongest capacity for timely payment of debt service.

         GENERAL OBLIGATION BONDS - In a period of economic stress, the issuers will suffer the smallest declines in income and will be least susceptible to autonomous decline. Debt burden is moderate. A strong revenue structure appears more than adequate to meet future expenditure requirements. Quality of management appears superior.

         REVENUE BONDS - Debt service coverage has been, and is expected to remain, substantial. Stability of the pledged revenues is also exceptionally strong, due to the competitive position of the municipal enterprise or to the nature of the revenues. Basic security provisions (including rate covenant, earnings test for issuance of additional bonds, debt service, reserve requirements) are rigorous. There is evidence of superior management.

AA - HIGH GRADE - The investment characteristics of general obligation and revenue bonds in this group are only slightly less marked than those of the prime quality issues. Bonds rated "AA" have the second strongest capacity for payment of debt service.

A - GOOD GRADE - Principal and interest payments on bonds in this category are regarded as safe. This rating describes the third strongest capacity for payment of debt service. It differs from the two higher ratings because:

         GENERAL OBLIGATION BONDS - There is some weakness, either in the local economic base, in debt burden, in the balance between revenues and expenditures, or in quality of management. Under certain adverse circumstances, any one such weakness might impair the ability of the issuer to meet debt obligations at some future date.

         REVENUE BONDS - Debt service coverage is good, but not exceptional. Stability of the pledged revenues could show some variations because of increased competition or economic influences on revenues. Basic security provisions, while satisfactory, are less stringent. Management performance appears adequate.

MOODY'S RATINGS OF MUNICIPAL BONDS:

         AAA - Bonds which are rated Aaa are judged to be of the best quality. These securities carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large, or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         AA - Bonds which are rated Aa are judged to be of high quality by all standards. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat greater.

         A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

MOODY'S RATINGS OF MUNICIPAL NOTES:

         MIG 1: The best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad based access to the market for refinancing, or both.

         MIG 2: High quality, with margins of protection ample, although not so large as in the preceding group.

         MIG 3: Favorable quality, with all security elements accounted for, but lacking the undeniable strength of the preceding grades. Market access for refinancing, in particular, is likely to be less well established.

                                     PART C

                                OTHER INFORMATION

ITEM 23. EXHIBITS:

(a)      Articles of Incorporation

         (1) Agreement and Declaration of Trust of the Registrant dated January 26, 2000, and effective January 27, 2000, previously filed with Registrant's Initial Registration Statement on Form N-1A on 2/9/2000 and incorporated herein by reference.

         (2) Certificate of Trust dated January 26, 2000, and filed and effective in Delaware on January 27, 2000, previously filed with Registrant's Initial Registration Statement on Form N-1A on 2/9/2000 and incorporated herein by reference.

         (3) Officer's Certificate evidencing the establishment and designation of the UMB Scout Small Cap Fund series effective January 24, 2001, previously filed with PEA #2 to Registration Statement on Form N-1A filed on 4/30/2001 and incorporated herein by reference.

         (4) Officer's Certificate evidencing the establishment and designation of the UMB Scout Stock Fund, the UMB Scout Growth Fund, the UMB Scout WorldWide Fund, the UMB Scout Bond Fund, the UMB Scout Kansas Tax-Exempt Bond Fund, the UMB Scout Money Market Fund - Federal Portfolio, the UMB Scout Money Market Fund - Prime Portfolio and the UMB Scout Tax-Free Money Market Fund series effective November 18, 2004, previously filed with PEA #7 to Registration Statement on Form N-1A filed on 1/14/2005 and incorporated herein by reference.

(b)      By-laws

         (1) By-Laws previously filed with Registrant's Initial Registration Statement on Form N-1A filed on 2/9/2000 and incorporated herein by reference.

(c)      Instruments Defining Rights of Security Holders

         (1)      Specimen of Stock Certificate

                  Not Applicable

         (2)      Agreement and Declaration of Trust

                  ARTICLE III, Sections 1-7; ARTICLE V, Sections 1-6; ARTICLE VI, Sections 1-3; ARTICLE VIII, Sections 2-5

         (3)      By-Laws

                  ARTICLE II; ARTICLE IX, Sections 1-2

(d)      Investment Advisory Contracts


         (1) Investment Advisory Agreement between Scout Investment Advisors, Inc. and UMB Scout Funds dated April 1, 2005, filed herewith as EX-99.d.1.


(e)      Underwriting Contracts

         (1) Distribution Agreement between UMB Distribution Services, LLC and UMB Scout Funds dated May 19, 2001, previously filed with PEA #3 to the Registration Statement on Form N-1A on 10/30/2001 and incorporated herein by reference.

                  (A) Amendment Number One to the Distribution Agreement between UMB Distribution Services, LLC and UMB Scout Funds, previously filed with PEA #4 to the Registration Statement on Form N-1A on 10/28/2002 and incorporated herein by reference.


                  (B) Second Amended and Restated Schedule A to the Distribution Agreement between UMB Distribution Services, LLC and UMB Scout Funds dated April 12, 2005, filed herewith as EX-99.e.1.B.

(f)      Bonus or Profit Sharing Contracts


         Not Applicable.

(g)      Custodian Agreements

         (1) Custody Agreement between UMB Scout Stock Fund, Inc. and UMB Bank, n.a. dated October 30, 1995, previously filed with the Registration Statement on Form N-1A on 9/2/1999 and incorporated herein by reference.


                  (A) Amendment to Custody Agreement between UMB Scout Stock Fund, Inc. and UMB Bank, n.a. dated July 2, 2001, previously filed with the Registration Statement on Form N-1A on 10/28/2004 and incorporated herein by reference.

                  (B) Appendix B to Custody Agreement between UMB Scout Funds and UMB Bank, n.a. dated April 1, 2005, filed herewith as EX-99.g.1.B.




         (2) Rule 17f-5 Delegation Agreement by and between UMB Bank, n.a. and UMB Scout Funds dated May 8, 2003, previously filed with the Registration Statement on Form N-1A on 10/28/2003 and incorporated herein by reference.

                  (A) Revised Appendix to Rule 17f-5 Delegation Agreement between UMB Scout Fundsand UMB Bank, n.a. dated April 1, 2005, filed herewith as EX-99.g.2.A.

         (3) Retirement Plan Agreement by and between UMB Bank, N.A., UMB Fund Services, Inc. and UMB Scout Funds dated April 1, 2005, filed herewith as EX-99.g.3.


(h)      Other Material Contracts

         (1)      Transfer Agency Agreements.


                  (A) Transfer Agency Agreement by and between UMB Scout Funds and UMB Fund Services, Inc dated April 1, 2005, filed herewith as EX-99.h.1.A.

                  (B) Amended and Restated Schedule A to the Transfer Agency Agreement by and between UMB Scout Funds and UMB Fund Services, Inc. dated April 12, 2005, filed herewith as EX-99.h.1.B.


         (2)      Inbound Call Management and Fulfillment Services Agreement.

                  (A) Inbound Call Management and Fulfillment Services Agreement between Scout Investment Advisors, Inc. and UMB Distribution Services, LLC, dated August 6, 2001, relating to UMB Scout Funds, previously filed with the Registration Statement on Form N-1A on 10/30/2001 and incorporated herein by reference.

                  (B) Amendment Number One to Inbound Call Management and Fulfillment Services Agreement, dated August 14, 2002, previously filed with the Registration Statement on Form N-1A October 28, 2004 and incorporated herein by reference.


                  (C) Amended and Restated Schedule A to the Inbound Call Management and Fulfillment Services Agreement between Scout Investment Advisors, Inc. and UMB Distribution Services, LLC dated April 1, 2005, filed herewith as EX-99.h.2.C.


         (3)      Administration and Fund Accounting Agreement.


                  (A) Administration and Fund Accounting Agreement between UMB Scout Funds and UMB Fund Services, Inc. dated April 1, 2005, filed herewith as EX-99.h.3.A.

                  (B) Amended and Restated Schedule A to the Administration and Fund Accounting Agreement between UMB Scout Funds and UMB Fund Services, Inc. dated April 12, 2005, filed herewith as EX-99.h.3.B.


(i)      Legal Opinion

         (1) Opinion of Counsel with respect to the legality of the securities issued by UMB Scout Small Cap Fund, series of UMB Scout Funds, previously filed with the Registration Statement on Form N-1A on 4/30/2001 and incorporated herein by reference.

         (2) Opinion of Counsel with respect to the legality of the securities issued by UMB Scout Stock Fund, UMB Scout Growth Fund, UMB Scout Small Cap Fund, UMB Scout WorldWide Fund, UMB Scout Bond Fund, UMB Scout Kansas Tax-Exempt Bond Fund, UMB Scout Money Market Fund - Federal Portfolio, UMB Scout Money Market Fund - Prime Portfolio and UMB Scout Tax-Free Money Market Fund, series of UMB Scout Funds, previously filed with the Registration Statement on Form N-1A on 4/1/2005 and incorporated herein by this reference.


(j)      Other Opinions


         (1) Consent of Independent Registered Public Accounting Firm filed herewith as EX-99.j.1.


         (2)      Power of Attorney:

                  (A) UMB Scout Funds Power of Attorney, previously filed with the Registration Statement on Form N-1A on 10/28/02 and incorporated herein by reference.

(k)      Omitted Financial Statements

         Not Applicable.

(l)      Initial Capital Agreements

         Not Applicable.

(m)      Rule 12b-1 Plan

         Not Applicable.

(n)      Rule 18f-3 Plan

         Not Applicable.

(p)      Code of Ethics


         (1)   Code  of  Ethics  of the  investment  advisor,  Scout  Investment
               Advisors, Inc. and the UMB Scout Funds, filed herewith as EX-99.p.2 (2) Code of Ethics of the distributor, UMB Distribution Services, LLC, previously filed with the Registration statment on Form N-1A on 10/28/2002 and incorporated herein by reference.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE REGISTRANT:

None.

ITEM 25. INDEMNIFICATION:

Under the terms of the Delaware Statutory Trust Act (the "Delaware Act") and the Registrant's Agreement and Declaration of Trust and By-Laws, no officer or trustee of the Registrant shall have any liability to the Registrant or its shareholders for damages, except to the extent such limitation of liability is precluded by the Delaware Act, the Agreement and Declaration of Trust, or the By-Laws.

Subject to the standards and restrictions set forth in the Registrant's Agreement and Declaration of Trust, Section 3817 of the Delaware Act permits a statutory trust to indemnify any trustee, beneficial owner, or other person from and against any claims and demands whatsoever. Section 3803 of the Delaware Act protects a trustee, when acting in such capacity, from liability to any person other than the business trust or beneficial owner for any act, omission, or obligation of the business trust or any trustee thereof, except as otherwise provided in the Agreement and Declaration of Trust.

The Agreement and Declaration of Trust provides that the officers and trustees shall not be liable for any act or omission of any agent or employee of the Registrant, any investment advisor or principal underwriter of the Registrant, or with respect to each trustee or officer, the act or omission of any other trustee or officer. Subject to the provisions of the By-Laws, the Registrant, out of its assets, shall indemnify and hold harmless each and every officer and trustee from and against any and all claims and demands whatsoever arising out of or related to such officer's or trustee's performance of his or her duties as an officer or trustee of the Registrant. This limitation on liability applies to events occurring at the time a person serves as a trustee or officer of the Registrant whether or not such person is a trustee or officer at the time of any proceeding in which liability is asserted. Nothing herein contained shall indemnify, hold harmless or protect any officer or trustee from or against any liability to the Registrant or any shareholder to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office.

The By-Laws provide that in actions by others than the Registrant, the Registrant shall indemnify any person who was or is a party or is threatened to be made a party to any proceeding (other than an action by or in the right of the Registrant) by reason of the fact that such person is or was an agent of the Registrant, against expenses, judgments, fines, settlements and other amounts actually and reasonably incurred in connection with such proceeding if such person acted in good faith and in a manner that such person reasonably believed to be in the best interests of the Registrant and in the case of a criminal proceeding, had no reasonable cause to believe the conduct of such person was unlawful. The termination of any proceeding by judgment, order, settlement, conviction or plea of nolo contendere or its equivalent shall not of itself create a presumption that the person did not act in good faith or in a manner which the person reasonably believed to be in the best interests of the Registrant or that the person had reasonable cause to believe that the person's conduct was unlawful. The By-laws provide that in actions by the Registrant, the Registrant shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action by or in the right of the Registrant to procure a judgment in its favor by reason of the fact that the person is or was an agent of the Registrant, against expenses actually and reasonably incurred by that person in connection with the defense or settlement of that action if that person acted in good faith, in a manner that person believed to be in the best interests of the Registrant and with such care, including reasonable inquiry, as an ordinarily prudent person in a like position would use under similar circumstances.

Notwithstanding any provision to the contrary contained in the By-laws, there shall be no right to indemnification for any liability arising by reason of willful misfeasance, bad faith, gross negligence, or the reckless disregard of the duties involved in the conduct of the agent's office with the Registrant.

No indemnification shall be made under the provisions of the By-laws:

         (a) In respect of any claim, issue or matter as to which that person shall have been adjudged to be liable in the performance of that person's duty to the Trust, unless and only to the extent that the court in which that action was brought shall determine upon application that in view of all the circumstances of the case, that person was not liable by reason of the disabling conduct set forth in the preceding paragraph and is fairly and reasonably entitled to indemnity for the expenses which the court shall determine; or

         (b) In respect of any claim, issue, or matter as to which that person shall have been adjudged to be liable on the basis that personal benefit was improperly received by him, whether or not the benefit resulted from an action taken in the person's official capacity; or

         (c) Of amounts paid in settling or otherwise disposing of a threatened or pending action, with or without court approval, or of expenses incurred in defending a threatened or pending action which is settled or otherwise disposed of without court approval, unless the required approval set forth in Section 6 of Article VI of the By-laws is obtained.

To the extent that an agent of the Registrant has been successful on the merits in defense of any proceeding referred to in the above paragraphs or in defense of any claim, issue or matter therein, before the court or other body before whom the proceeding was brought, the agent shall be indemnified against expenses actually and reasonably incurred by the agent in connection therewith, provided that the Board of Trustees, including a majority who are disinterested, non-party trustees, also determines that based upon a review of the facts, the agent was not liable by reason of the disabling conduct referred to above and as set forth in the By-laws.

Except as provided in the above paragraph concerning a successful defense, any indemnification under the provisions of the By-laws shall be made by the Registrant only if authorized in the specific case on a determination that indemnification of the agent is proper in the circumstances because the agent has met the applicable standard of conduct set forth in the By-laws and is not prohibited from indemnification because of the disabling conduct referred to above and as set forth in the By-laws :

         (a) A majority vote of a quorum consisting of trustees who are not parties to the proceeding and are not "interested persons" of the Trust (as defined in the 1940 Act); or

         (b) A written opinion by an independent legal counsel.

To the fullest extent permitted by applicable law, the officers and trustees shall be entitled and have the authority to purchase with the assets of the Registrant, insurance for liability and for all expenses reasonably incurred or paid or expected to be paid by a trustee or officer in connection with any claim, action, suit or proceeding in which such person becomes involved by virtue of such person's capacity or former capacity with the Registrant, whether or not the Registrant would have the power to indemnify such person against such liability under the provisions of Article VII of its Agreement and Declaration of Trust.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISOR:

The principal business of UMB Bank, n.a. is the provision of banking and investment management services to individuals and businesses. The principal business of Scout Investment Advisors, Inc., which is a wholly-owned subsidiary of UMB Bank, n.a., is the provision of investment advisory and management services for the mutual funds within the UMB Scout Funds family.

ITEM 27. PRINCIPAL UNDERWRITER:

         UMB Distribution Services, LLC, the distributor for the Registrants, also acts as distributor for:


                  Adelante Funds
                  Columbus Funds, Inc.
                  Green Century Funds
                  Lotsoff Capital Management Equity Trust
                  The Marsico Investment Fund
                  SPARX Funds Trust


 (b) Herewith is the information required by the following table with respect to each director, officer or partner of the underwriters named in answer to Item 20 of Part B:

            Name and Principal      Position and Offices  Positions and
             Business Address         with Underwriter     Offices with
             ----------------         ----------------      Registrant
                                                            ----------

         Peter J. Hammond                  President          None
         803 West Michigan Street
         Suite A
         Milwaukee, WI 53233

         Christine L. Mortensen            Treasurer          None
         803 West Michigan Street
         Suite A
         Milwaukee, WI 53233

            Name and Principal      Position and Offices  Positions and
             Business Address         with Underwriter     Offices with
             ----------------         ----------------      Registrant
                                                            ----------

         Constance Dye Shannon             Secretary       Assistant Secretary
         803 West Michigan Street
         Suite A
         Milwaukee, WI 53233

(c) The distributor does not receive any remuneration or compensation for the duties or services rendered to the Registrants pursuant to the respective Distribution Agreements.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS: Each account, book or other document required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended and Rules (17 CFR 270-31a-1 to 31a-3) promulgated thereunder, is in the physical possession of the Registrants at the Registrants' corporate offices, except (1) records held and maintained by UMB Bank, n.a., 1010 Grand Boulevard, Kansas City, Missouri, 64106, relating to its function as custodian;
(2) records held and maintained by UMB Fund Services, Inc., 803 West Michigan Street, Suite A, Milwaukee, Wisconsin, 53233, relating to its functions as sub-administrator, fund accountant, transfer agent and dividend disbursing agent and (3) records held and maintained by UMB Distribution Services, LLC, 803 West Michigan Street, Suite A, Milwaukee, Wisconsin, 53233, in its function as distributor.

ITEM 29. MANAGEMENT SERVICES: There are no management related service contracts not discussed in Part A or Part B.

ITEM 30. UNDERTAKINGS: Registrant undertakes, if requested to do so by the holders of at least 10% of the registrant's outstanding shares, to call a meeting of shareholders for the purpose of voting upon the question of removal of a trustee or trustees and to assist in communications with other shareholders as required by Section 16(c) of the Investment Company Act of 1940, as amended.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, as amended (the "1933 Act") and the Investment Company Act of 1940, as amended, the Registrants certify that they meet all of the requirements for effectiveness of these registration statements under Rule 485(b) under the 1933 Act and have duly caused these Registration Statements to be signed on their behalf by the undersigned, duly authorized, in the City of Kansas City, and State of Missouri on the 28th day of October, 2005.

                                    UMB Scout Funds


                                    By: /s/Gary W. DiCenzo
                                    -----------------------------------------
                                    Gary W. DiCenzo, President


Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and the date(s) indicated.

Signature                    Title                            Date
---------                    -----                            ----


/s/James. L. Moffett          Principal Executive Officer      October 28, 2005
---------------------------
James. L. Moffett


/s/C. Warren Green            Principal Financial Officer      October 28, 2005
---------------------------
C. Warren Green


/s/Eric T. Jager              Trustee                          October 28, 2005
---------------------------
Eric T. Jager*


/s/William E. Hoffman         Trustee                          October 28, 2005
---------------------------
William E. Hoffman*


/s/Stephen F. Rose            Trustee                          October 28, 2005
---------------------------
Stephen F. Rose*


/s/Stuart Wien                Trustee                           October 28, 2005
---------------------------
Stuart Wien*

                              Trustee

/s/Andrea F. Bielsker                                           October 28, 2005
---------------------------
Andrea F. Bielsker


*By:     /s/Constance Dye Shannon
         ----------------------------------
         Constance Dye Shannon
         Attorney-in-Fact
         (Pursuant to Power of Attorney, previously filed)

                                  EXHIBIT INDEX

EXHIBIT NO.                               EXHIBIT


EX-99.d.1            Investment Advisory Agreement between Scout Investment
                     Advisors, Inc. and UMB Scout Funds on behalf of UMB Scout
                     Stock Fund, UMB Scout Growth Fund, UMB Scout Small Cap
                     Fund, UMB Scout WorldWide Fund, UMB Scout Bond Fund, UMB
                     Scout Kansas Tax-Exempt Bond Fund, UMB Scout Money Market
                     Fund - Federal Portfolio, UMB Scout Money Fund - Prime
                     Portfolio and UMB Scout Tax-Free Money Market Fund dated
                     April 1, 2005

EX-99.e.1.B          Amended and Restated Schedule A to the Distribution
                     Agreement between UMB Distribution Services, LLC and UMB
                     Scout Funds dated April 12, 2005

EX-99.g.1.B          Appendix B to Custody Agreement between UMB Scout Funds, on behalf of UMB Scout Stock Fund, UMB Scout Growth Fund, UMB
                     Scout Small Cap Fund, UMB Scout WorldWide Fund, UMB Scout
                     Bond Fund, UMB Scout Kansas Tax-Exempt Bond Fund, UMB Scout
                     Money Market Fund - Federal Portfolio, UMB Scout Money Fund
                     - Prime Portfolio and UMB Scout Tax-Free Money Market Fund, and UMB Bank, n.a. dated April 1, 2005

EX-99.g.2.A          Revised Appendix to Rule 17f-5 Delegation Agreement between
                     UMB Scout Funds, on behalf of UMB Scout Stock Fund, UMB
                     Scout Growth Fund, UMB Scout Small Cap Fund, UMB Scout
                     WorldWide Fund, UMB Scout Bond Fund, UMB Scout Kansas
                     Tax-Exempt Bond Fund, UMB Scout Money Market Fund - Federal
                     Portfolio, UMB Scout Money Fund - Prime Portfolio and UMB
                     Scout Tax-Free Money Market Fund, and UMB Bank, n.a. dated
                     April 1, 2005

EX-99.g.3            Retirement Plan Agreement by and between UMB Bank, N.A.,
                     UMB Fund Services, Inc. and UMB Scout Funds dated April 1,
                     2005

EX-99.h.1.A          Transfer Agency Agreement by and between UMB Scout Funds
                     and UMB Fund Services, Inc., relating to UMB Scout Stock
                     Fund, UMB Scout Growth Fund, UMB Scout Small Cap Fund, UMB
                     Scout WorldWide Fund, UMB Scout Bond Fund, UMB Scout Kansas
                     Tax-Exempt Bond Fund, UMB Scout Money Market Fund - Federal
                     Portfolio, UMB Scout Money Fund - Prime Portfolio and UMB
                     Scout Tax-Free Money Market Fund dated April 1, 2005

EX-99.h.1.B          Amended and Restated Transfer Agency Agreement by and
                     between UMB Scout Funds and UMB Fund Services, Inc., relating to UMB Scout Stock Fund, UMB Scout Growth Fund,
                     UMB Scout Small Cap Fund, UMB Scout WorldWide Fund, UMB
                     Scout Bond Fund, UMB Scout Kansas Tax-Exempt Bond Fund, UMB
                     Scout Money Market Fund - Federal Portfolio, UMB Scout
                     Money Fund - Prime Portfolio and UMB Scout Tax-Free Money
                     Market Fund dated April 12, 2005

EX-99.h.2.C          Amended and Restated Schedule A to the Inbound Call
                     Management and Fulfillment Services Agreement between
                     Scout Investment Advisors, Inc. and UMB Distribution
                     Services, LLC, filed herewith as EX-99.h.2.C dated April 1,
                     2005

EX-99.h.3.A          Administration and Fund Accounting Agreement between UMB
                     Scout Funds and UMB Fund Services, Inc., relating to UMB
                     Scout Stock Fund, UMB Scout Growth Fund, UMB Scout Small
                     Cap Fund, UMB Scout WorldWide Fund, UMB Scout Bond Fund,
                     UMB Scout Kansas Tax-Exempt Bond Fund, UMB Scout Money
                     Market Fund - Federal Portfolio, UMB Scout Money Fund -
                     Prime Portfolio and UMB Scout Tax-Free Money Market Fund dated April 1, 2005

EX-99.h.3.B          Amended and Restated Schedule A to the Administration and
                     Fund Accounting Agreement between UMB Scout Funds and UMB
                     Fund Services, Inc. dated April 12, 2005.


EX-99.j.1            Consent of Independent Registered Public Accounting Firm

EX-99.p.2            Code of Ethics